Prospectus Supplement (Sales Report) No. 7 dated February 23, 2011 to Prospectus dated January 7, 2011	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated January 7, 2011 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated January 7, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 483065

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
483065	$10,000	$10,000	7.29%	1.00%	February 17, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 483065. Member loan 483065 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	Bove Industries Inc.	Debt-to-income ratio:	5.81%
Length of employment:	3 years	Location:	Stony Brook, NY

Home town:
Current & past employers:	Bove Industries Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,187.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month, or Gross $ Income Per Year? (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr?	Household Income 120K/yr. Repayment 1-2 yrs

Member Payment Dependent Notes Series 633105

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633105	$16,000	$16,000	19.74%	1.00%	February 22, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 633105. Member loan 633105 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,033 / month
Current employer:	Chase Bank	Debt-to-income ratio:	13.02%
Length of employment:	7 years	Location:	Fresh Meadows, NY

Home town:
Current & past employers:	Chase Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > Looking to consolidate my credit card bills into one single bill. Thank you for the assistance! It is greatly appreciated! Borrower added on 02/12/11 > I am looking to pay 2 Credit Cards and just have 1 bill to pay. I am looking to payoff loan in less than 5 years even though the terms I chose is for 5 years. Thank you.

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,958.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired is eligible for issue. When listing expires, if loan 60 pct PLUS funded will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 percent partial funded loan ($12,800 - $14,400) and pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hello, 1) I am an assitant manager branch manager 2.) Household gross income per month is about 4500+ per year around 85000 (estimate) with my husbands and daughters income. 3.) I intend to pay off the loan in less than 5 years definitely. 4.) I would rather be 100% funded but I am flexible to what is given to me. Thank you for your time.
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Credit Card 1- Bal: 8000, Payment: 300/ Mo. Int: 14.99 Credit Card 2- Bal:7800 Payment: 200/ Mo. Int:19.99 I'm paying both debts. Debt is due to educational expenses for my daughter. I am an Assitant Manager for a Bank.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I have two credit cards that I owe 8000 and 7800 respectively both will be paid off the loan I pay 300.00 per mo for one and 200.00 for the other one. Interest rate for one is 14+% and the other one is 19+%. I am an Assistant Bank Manager. I will pay off both cards with this loan
Is the $16K you are looking to consolidate the total debt between you and your husband or is there more out there?	Yes, it's between me and my husband and nothing else.
First of all I would like to say Thank You for choosing Lending Club for your borrowing needs. Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? Thank you!!	Hello, I have 2 Credit Cards to pay off one has 8000 with a 14+ interest rate i pay about 300.00 per mo. Credit Card 2 is 7800 with an interest rate of 19+ % I pay 200.00 per mo. Thank you for your time.
-How did you accumulate the $16K in credit card debt? Thanks.	Education expenses for daughter in College
Is the 16K the total debt for the household? If not, how much debt is your spouse carrying?	Hello, Yes, that is for the total household. Thank you for your time.

Member Payment Dependent Notes Series 635634

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635634	$7,000	$7,000	10.37%	1.00%	February 23, 2011	March 2, 2016	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635634. Member loan 635634 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	OneLegacy	Debt-to-income ratio:	1.17%
Length of employment:	2 years	Location:	Hacienda Heights, CA

Home town:
Current & past employers:	OneLegacy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,278.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you buying/investing in?	Please see my response to another question where I believe I covered this. I apologize for the delay in response, I've been extremely busy with work. Hopefully, my other response answers your question. Thanks.
If you don't mind, I have some brief questions for you regarding your loan. What do you do for OneLegacy, and what sort of company is it? What is your net monthly income? How much do you have in terms of liquid savings/investments? Could you list your monthly expenses by type & amount (mortgage/rent, car, other existing debt, utilities, insurance, phone, internet, food, gym, childcare costs)? What sort of purchase are you making, and how will it serve as an investment? Are you going to be the sole person paying for this loan, or will someone else be helping you ? Is that person also in debt? Since you chose to get a 5 year loan, how long do you expect to take to pay off the loan? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thank you again for your help, and I look forward to funding your loan. Best of luck with your investment!	Work as a surgical recovery tech and coordinator. Assist in the recovery of organs and tissues. Largest company in the world that is involved in transplant medicine. Net income averages to about 3k/month, can vary due to how much work is available, can range between 2500 and 3500, sometimes higher. However, I have to expense a lot for work mostly gas and meals and has limited the amount I can save and invest and reimbursement usually takes a couple weeks. Average expenses are $1,500 and includes everything you listed, minus the child care (no kids), and I have no debt. I've been working to cut down my expenses. Liquid savings and investments is $2,500 (almost 10K in my Roth), $1,500 of this will be placed in savings in case if I have any unexpected medical or miscellaneous costs. I'm currently healthy and I have health insurance, but you can never be too careful. I get a better interest rate through here then I would in if I had to get a cash advance through credit card (even though I've had perfect credit), 20% or if I ever had to place it on my credit card 15% and the interest I'll receive 2% will offset it more. I need to upgrade my laptop, 5 years old, had it since college it is a dinosaur and I use it a lot for work, about $600-$1000. Need to get work under the hood work done on my car, in terms of fuel pump, water pump, tires, timing belt. Have a Honda civic, just over 100k miles and I do a lot of driving for work as well. Est cost have been $1500-$2000. Family vacation planned later in the year upfront approx cost $1000. The remainder will placed in investments, CDs, moneymarket, or savings, wherever I can get a good rate. I took accounting classes in college for fun, subscribe to an investment newsletter, and I actively manage my own accounts and Roth IRA. I'm the sole one paying for this and I plan on paying more the the minimum per month whenever possible. Ideal target to pay the loan off is 3 years or less. I just wanted to minimize my monthly payment even though it will cost me more in interest in the end. Thanks, hopefully I answered all your questions.
What are you buying? Do you have savings? Will any of this loan be used to pay off debt? Thanks!	Please see answer to another question where I answered this. I have no debt and won't be used to pay off debt. Thanks. Hopefully I answered all your questions.

Member Payment Dependent Notes Series 640792

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640792	$13,800	$13,800	10.74%	1.00%	February 18, 2011	February 20, 2016	February 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640792. Member loan 640792 was requested on February 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	LECG	Debt-to-income ratio:	14.44%
Length of employment:	< 1 year	Location:	Oxford, PA

Home town:
Current & past employers:	LECG
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,460.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at LECG?	Type your answer here. I am currently the Manager of the Expert Accounting group. We are responsible for calculating payments owed to our experts based on their employment contracts.
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Kohls - balance $850/monthly payment $25 (15%) Master Card- balance $2,000/monthly payment $130 w/ 9.9% APR I also have some hosptiable bills totaling about $2,500 with monthly payments of about $125/month as well as my wife is attending school that I has a balance of $1650 that I would use some of the loan proceeds to cover and another personal loan with about $5,800 left (monthly payment of $135 @ 11%)

Member Payment Dependent Notes Series 642223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642223	$24,000	$24,000	17.14%	1.00%	February 18, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642223. Member loan 642223 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Reddwerks Corporation	Debt-to-income ratio:	2.60%
Length of employment:	3 years	Location:	AUSTIN, TX

Home town:
Current & past employers:	Reddwerks Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,057.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	I just received an email from Lending Club, and have provided electronic copies of two recent pay stubs, along with HR/company information for verification.
Hi, What do you do at Reddwerks? Would you please contact Lending Club and ask them to verify your income. Thanks!	HI. I am a senior software engineer, so I get to design, code and implement/deploy Java-based software solutions. The company develops logistics and analytics software for warehouse logistics optimization. And yes, I have already sent proof of my income to LendingClub.
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (7) Can you verify your income with lending club?	Hi, 1) I'm a senior software engineer. I design and develop software for warehouse optimization and automation. 2). Nope, that is my income only. I'm single, so that is also the household gross income per month. 3). I'd say realistically, 2-3 years. I wanted the flexibility of initial low payments, since there is no penalty for pre-payment. 4). Yes, I would accept a partially funded loan if over 60% funded. 5). I already sent two recent pay stubs to LendingClub. Should be verified soon. Thanks!
What is your monthly expenses and its breakdown? How stable is your job?	I only have about $900/month in rent, $300/month in groceries/eating out, about $200/month in utilities, no car payment at the moment (car was bought used, paid for in cash) and about $1,000/month used for sending money to family. I've been at my job for over 3 years now, leading several customer projects on the technical side from initial requirements gathering to final deployment. And the company is actively hiring both junior and senior developers, since there have been significant new projects signed in the last 6 months. So, I'd say, as stable as you can get.
Can you verify your income with lending club?	Hi, I have provided all the information requested by LendingClub to verify my income, including having the IRS give them a copy of my previous tax returns. Thanks!
I would like to help fund your loan, but please answer the following question(s): What is the year, make, model, mileage and purchase price of the car? The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	It's a BMW M5, year 2003, 89K miles and the asking price is $22K. It's been dealer maintained, in excellent shape, and the owner actually used to work at the BMW dealership where it was maintained. It's hard to get loans for those cars, because they're a bit older, and banks won't loan money on cars older than 5 or 6 years.

Member Payment Dependent Notes Series 649158

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
649158	$10,000	$10,000	7.66%	1.00%	February 18, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 649158. Member loan 649158 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Butler Schein Animal Health	Debt-to-income ratio:	12.49%
Length of employment:	< 1 year	Location:	ALLENTOWN, PA

Home town:
Current & past employers:	Butler Schein Animal Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/11 > Funds will be used for wedding expenses - mainly for deposits required to hold vendors. We planned to use tax refund money for this purpose, but quickly realized that if we waited much longer, our vendors may be booked. I am reluctant to use credit cards because the interest rates are higher. I have never defaulted on anything, and all of my accounts are in good standing. If possible, I would like to have this loan paid off before the end of this year. I will soon have been with my current employer for a year, but I have been in my industry for over 7 years - 5 of which were with my last employer. I took a position with my current company because it offered me a nice step up financially. My current company is the largest of it's kind in the US. Thank you for your consideration, and for helping us to be able to plan a great day!

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,794.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 652750

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
652750	$15,000	$15,000	12.68%	1.00%	February 16, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 652750. Member loan 652750 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,263 / month
Current employer:	n/a	Debt-to-income ratio:	16.89%
Length of employment:	n/a	Location:	elizabeth, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/11 > Hi I'm a retired NYC firefighter, I'm trying to consolidate some of my high interest credit cards. I make $6,263 a month net income. After paying all my bills I have about $2,500 budget left. By consolidating I will lower by monthly payments. I will be able to pay off my bills quicker. I have never had a late/missed payments.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,130.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have a $310,000 balance on my mortgage and zillow.com estimates the value at $224,000. I completely updated the house, inside and out. The house is worth more, just not in this market.

Member Payment Dependent Notes Series 653074

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
653074	$10,000	$10,000	10.37%	1.00%	February 22, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 653074. Member loan 653074 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Weatherby Locums	Debt-to-income ratio:	25.74%
Length of employment:	1 year	Location:	Delray Beach , FL

Home town:
Current & past employers:	Weatherby Locums
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > Besides my parents residing here, my amazing career choice and company, Palm Tree's and white sandy beaches, This was the best descision I ever made. This loan will provide back the capital spent and accrued with the move from NJ to FL. I just completed a prior loan with Lending Club for Debt Consolodation with a perfect pay record.

A credit bureau reported the following information about this borrower member on January 13, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,659.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what was your previous loan with lending club, how much?	Joe, not sure if you recieived the answer because I did not see it posted but the prior loan was for Debt Consolodation $7000 for 3 years.
Hello there: Can you pls share your monthly expenses?	Monthly Expenses: Rent $650.00 Utilities $50.00 Car Payment $365.00 Phone $120.00 CC's Combined $150.00 Gas $80.00

Member Payment Dependent Notes Series 654211

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
654211	$8,000	$8,000	16.77%	1.00%	February 16, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 654211. Member loan 654211 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	8.78%
Length of employment:	5 years	Location:	Bronx, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	39
Revolving Credit Balance:	$1,267.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I have worked as an independent contractor for two agencies for five years -New York Therapy Placement Services and Aim High Children Services. I am a NY State certified special education itinerant teacher. I provide 1:1 services for special needs children.
Hi Pam, Please explain: "Gross Income: $10,000 / monthCurrent Employer: n/a" what does this mean? Also can you provide some information on your budget? What is the purpose for the funds? it says loan consolidation but your listing only shows $1267 in debt.	I apologize but I thought I put my employers information. I am an independent contractor for several agencies that provide services to special needs children. I am a NYS certified special education itinerant teacher. I provide 1:1 services to children with special needs. I will be sending my employer's info and 1099s to the verification department this evening. My rate is $65/hour and I gross between $7000 and $10000 per month depending on how manyschool days there are. The reason for the loan is to pay the IRS. I owe them about $15000. I am on an installment plan with them and I pay $500 per month. My other bills include car payment($770/month), credit cards (200/month total), and a school loan that is currently on hold because I am in school for a second masters degree.
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (7) Can you verify your income with lending club?	I am an independent contractor for several agencies that provide special services for students with disabilities. I am a NYS certified Special Education Itinerant teacher. I provide 1:1 services for children. The income listed is just mine-spouse not included. Yes I can verify my income. I never chose 5 years as the term for payment. It will be paid off in about a year.
Thanks for your reply. Can you have Lending Club verify your income?	Absolutely. I faxing it tomorrow
Do you plan to take all three years to pay for this loan? Can you provide the credit cards and debt you are going to consolidate with interest rates?	No I'm looking to pay it in about 1 year. I put debt consolidation because there was no option for IRS. I'm using the money to pay taxes owed to the IRS. I am on an installing plan with them now and I pay them 500 per month.
Hi, can you tell us which debts you'll be consolidating(creditor & amount, eg. BoA CC & 2500), their APRs and their monthly minimum payments? Thanks - it'll help you get your loan funded faster.	I am using the money to pay taxes owed to the IRS. I owe 15000 and am currently on an installment agreement. I pay them 500 per month now.

Member Payment Dependent Notes Series 658521

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
658521	$4,000	$4,000	5.42%	1.00%	February 18, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 658521. Member loan 658521 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Fry Hammond Barr	Debt-to-income ratio:	2.28%
Length of employment:	3 years	Location:	Merritt Island, FL

Home town:
Current & past employers:	Fry Hammond Barr
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,320.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 660042

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660042	$3,200	$3,200	5.79%	1.00%	February 17, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660042. Member loan 660042 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Colonial Heights City Schools	Debt-to-income ratio:	4.10%
Length of employment:	3 years	Location:	dinwiddie, VA

Home town:
Current & past employers:	Colonial Heights City Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 660530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660530	$20,000	$20,000	17.88%	1.00%	February 22, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660530. Member loan 660530 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	NetSpend	Debt-to-income ratio:	21.80%
Length of employment:	3 years	Location:	Austin, TX

Home town:
Current & past employers:	NetSpend
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/11 > I am using this money to consolidate a credit card that raised my interest rate after almost 15 years. I have never been late or missed any payments my entire credit history (15 years). I have an extremely stable job and plan to stay for the next 10-15 years. My expenses are stable, I just needed to find a better way to pay off my credit card balance.

A credit bureau reported the following information about this borrower member on January 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,389.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	I am only consolidating one credit card into this loan payment. The APR went from 7.4% to 20.99%, which is why I'd like to move these funds to a structured loan vs. a credit card. My balance is currently $21,000 and the minumum payment is $577. I plan to use these funds to pay off most of this credit card, and the balance of $2,000 will be paid off with my tax return. As soon as Lending Club sends the inquiry for verifying my income, I will do so.
Hello, can you please describe your net-income (take home pay) and monthly budget/payments? Thanks.	Sure - Monthly net take home pay is $3650. I have expenses of about $2200 including rent and all other bills. The $2200 does include the amount that I pay on the credit card that I will be paying off with this loan. So, once that credit card is paid off, and this loan added, I will be back at about $2200-$2300.

Member Payment Dependent Notes Series 660835

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660835	$4,000	$4,000	13.80%	1.00%	February 23, 2011	February 28, 2016	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660835. Member loan 660835 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	ST. PETERS CHILD CENTER	Debt-to-income ratio:	10.78%
Length of employment:	3 years	Location:	MANSFIELD, OH

Home town:
Current & past employers:	ST. PETERS CHILD CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > Paying off some credit cards & buying a used car Borrower added on 02/17/11 > Thanks to all for considering funding. There will be no problems repaying my debt, both mine and my husbands jobs are secure.

A credit bureau reported the following information about this borrower member on January 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,502.00	Public Records On File:	1
Revolving Line Utilization:	47.30%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
can you please verify your income with lending club	Type your answer here. I believe this was taken care of today.

Member Payment Dependent Notes Series 661258

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661258	$18,250	$18,250	21.22%	1.00%	February 18, 2011	February 18, 2016	February 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661258. Member loan 661258 was requested on February 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Monroe Medi Trans	Debt-to-income ratio:	17.95%
Length of employment:	10+ years	Location:	farmington, NY

Home town:
Current & past employers:	Monroe Medi Trans
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/11 > This is a mobile pet grooming franchise. I would be operating this while I continue to work at my current position as VP of an ambulance transportation company. Borrower added on 02/05/11 > I have been with my current business for 35 years and I am looking to invest in my passion. I love animals and I spent the last 2 years learning how to groom dogs and mobile pet grooming is a great service to pet owners. Many people are investing in their pets and treating them as the valued members of their family. People are busy and mobile grooming allows the luxury of having someone come to you to groom your pet. The pet is not stressed and left in a strange place all day. There are mom and pop mobiles but the franchise offers the experience and opportunity to get up and running quickly. They will train me and the staff. There are many opportunites to add multiple vehicles and the territory that I have been awarded is very lucritive. Please ask more question

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,344.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am very interested in helping fund your loan. This may pop up in the loan description later, but please tell us a bit about your business and how you will use the money.	Hello Thank you for your interest. This is a mobile pet grooming franchise. The money will be used to fund the vehicle and franchise fee.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello Thank you for your interest. I have two properties. Current home that I live in value 429000 and owe 365000. Second home is currently for sale and I have a contingent offer for 275,000, listed at 279,900 Balance owed 265,000. Please let me know if y ou have any other questions.
Please verify your income with Lending Club (support@lendingclub.com), and I will be happy to help fund your loan!	Thank you. I am in the process of doing that now

Member Payment Dependent Notes Series 661618

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661618	$6,950	$6,950	7.66%	1.00%	February 23, 2011	February 23, 2014	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661618. Member loan 661618 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	City of Ponca City	Debt-to-income ratio:	15.75%
Length of employment:	2 years	Location:	Ponca City, OK

Home town:
Current & past employers:	City of Ponca City
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/11 > I am needing this loan to cover for the major winter storm that I just went through as I had a minor car accident & am having to make major payments for cost repairs & car rental. Borrower added on 02/09/11 > I am also needing money as it is hard to make ends meet as there is nothing that I can do about it.

A credit bureau reported the following information about this borrower member on February 3, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 661930

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661930	$6,000	$6,000	6.92%	1.00%	February 22, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661930. Member loan 661930 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Massachusetts General Hospital	Debt-to-income ratio:	16.18%
Length of employment:	2 years	Location:	CHARLESTOWN, MA

Home town:
Current & past employers:	Massachusetts General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,847.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What credit cards are you consolidating and what are their current interest rates?	Two cards: 1) A Discover card with a 0% introductory rate that is about to expire and will increase to 18.99%. 2) A Chase card at 13.49%.

Member Payment Dependent Notes Series 661996

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661996	$9,800	$9,800	11.11%	1.00%	February 22, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661996. Member loan 661996 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	US AgBank	Debt-to-income ratio:	8.46%
Length of employment:	4 years	Location:	wichita, KS

Home town:
Current & past employers:	US AgBank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > This loan will be used for working capital in a growing established Home Health Agency.

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,353.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of business are you starting or continuing?	The business is a Home Health Agency
Have you been running this business or are you buying in? Are you actively involved day to day? How? How is your business staffed? thanks	I am the principle owner of this business and have been in business about 10 months. I am very active day to day and also the receptionist. At this present time I have three full time employees (one Registered nurse and two professional marketers) and seven part time employees (certified nurse???s aides).

Member Payment Dependent Notes Series 662054

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662054	$20,000	$20,000	13.06%	1.00%	February 22, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662054. Member loan 662054 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,033 / month
Current employer:	WOW Entertainment	Debt-to-income ratio:	16.54%
Length of employment:	4 years	Location:	BELMAR, NJ

Home town:
Current & past employers:	WOW Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/11 > I have an excellent credit; I've been holding my job position for 4 years now and my company continues grow despite the recession. My take home monthly income is $2,900 and my monthly expenses are about $1,800. I'll be using the loan to consolidate several credit cards, also to make some purchases to improve the equality of my life.

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,241.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
can you explain the major purchases you want to make? Thanks. Pepe	Hi, thank you for your question. I want to pay off about $6,000 that I have on three major credit cards and therefore including it just to a single monthly loan payment. Also I want to purchase living room furniture, bedroom furniture and a TV. And I want to use about $6000 as a down payment for my car at the end of the lease so that I can maintain a low monthly payment and very low finance interest that I have with Honda Financials. I hope it answers your questions, thank you
Hi, can you tell us how much will be for debt consolidation vs purchase and which debts you'll be consolidating(creditor & amount, eg. BoA CC & 2500), their APRs and their monthly minimum payments? Thanks - it'll help you get your loan funded much faster.	Hi, thank you for your question. I want to pay off about $6,000 that I have on three major credit cards and therefore including it just to a single monthly loan payment. (BOA 1800 17% Apr, Am Expr 1,100 15% Apr, FIA $2900 13% Apr) Also I want to purchase living room furniture, bedroom furniture and a TV. And I want to use about $6000 as a down payment for my car at the end of the lease so that I can maintain a low monthly payment and very low finance interest that I have with Honda Financials. I hope it answers your questions, thank you
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? What is your role at WOW Entertainment? These answers will definitely help lenders lend.	Hi, thank you for your interest. I rent an apartment. My rent bill is $475 per month. I have a car payment of 260 per month; I have 3 credit cards totaling about 6,000 that I want to use the portion of this loan to consolidate (interests are 13%, 15%, and 17%). The min monthly payment on all 3 credit cards combined is about $100; I spent on food about $500, $120 on the insurance, $200 on fuel, $110 on cable, and $40 for the electric. I am the operations manager, and my take home income (after taxes) is $2,900 per month; the expenses are totaling in about $1,800 range. I have and IRA account with a little sum there. I hope it helps, thank you.

Member Payment Dependent Notes Series 662335

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662335	$14,400	$14,400	16.40%	1.00%	February 22, 2011	February 23, 2016	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662335. Member loan 662335 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	dazmedia inc	Debt-to-income ratio:	12.69%
Length of employment:	7 years	Location:	TEANECK, NJ

Home town:
Current & past employers:	dazmedia inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/11 > This loan is to pay credit cards that I used when my insurance would not cover a medical procedure, I had just graduated from college and I didn't make much. Since then I have stayed in my field and worked to climb ladders that have me as the head of my department. I have been paying of these cards now that I make more but as I want to prepare for buying a home, I understand the importance of good credit...While I have been paying these cards off, I realize if I consolidated it would cost me less than paying each card individually.

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	6
Revolving Credit Balance:	$18,663.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (7) Can you verify your income with lending club?	I am Post Production Manager/Senior Editor at a pharmaceutical advertising agency. I am in charge of all the video content that goes out for broadcast on tv, the web and interactive learning for doctors continuing their medical education....I manage a roster of editors and graphic artist and I am lead editor myself. My wife's income is not included in my gross earnings just me alone, she make $30k. My goal is to have this loan paid off in 4 years max. I am 30 years old, married and while I am able to make $1k payments right now, I have had the experience to know life throws curves and the lower monthly payment is more manageable in the case of anything, having a baby, job loss in this economy. I went for the longer term, and smaller payments in case of emergency, live long enough and they happen.
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) In the data provided by Lending Club, you had one delinquencies 6 months ago. Is this accurate? If yes, can you provide some color on the events that lead to these? No need to get too personal. I would like to know ascertain whether steps have been taken to avoid this in the future. This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	I would be happy to answer your questions. The balances are: $4,995, $8,056, $4,309. I know that equals more than my loan amount but originally I was looking for $18,000. Still, the aprs and min. payments are (in same order) 26.020% $148, 14.990% $190, & 17.99%, $121. Last year I made $ 71,666. Half way through the year i got a raise, my yearly salary is $75K. I also have my own business on the side where I make anywhere from $5k-$10k. I am not sure what delinquency they are speaking of....as I said I received a raise last august and have been making payments totally $1,000 to $1,200. I plan to keep making these types of payments. I know that would have me pay off the loan sooner, but my wife and I plan on having another baby sometime in the next year or 2, and then I will switch to the smaller payments.

Member Payment Dependent Notes Series 663107

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663107	$12,000	$12,000	13.06%	1.00%	February 23, 2011	February 26, 2016	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663107. Member loan 663107 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	Carmax Auto Finance	Debt-to-income ratio:	17.96%
Length of employment:	5 years	Location:	Acworth , GA

Home town:
Current & past employers:	Carmax Auto Finance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/11 > With this loan I plan to pay off my high interest rate credit cards As you can see I have never paid late on my credit cards I have worked on my job for over 4 years at carmax and pretty much have been stable . I currently live with my parents to save money on rent and currently theres is no mortgage on the house they own

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,903.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hello Thanks for your interest to helping me I currently owe on 5 credit cards .. They range from 1k-3k So my current debt is around 12k ... My monthly gross income is is $1600.. (I get paid every two weeks) The car was paid off last year with my income tax return .. so my real expenses are personal expenses ( food, clothes, gas) and I live with my parents on a home they currently own and have no mortgage but the have a credit line .. So due to that fact I currently pay 200 for rent and also I pay some bills that run around 250 .. so I can pretty much say that from this my left over money would be 900 dllrs a month assuming I get this loan Thanks Rob
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello I currently live with my parents and they have the title to the house .. they owe around 60k for the line of credit ... Last time I checked the value was around 197,000 Thanks

Member Payment Dependent Notes Series 663394

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663394	$8,000	$8,000	10.37%	1.00%	February 23, 2011	February 19, 2014	February 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663394. Member loan 663394 was requested on February 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Latex Pipeline Corporation	Debt-to-income ratio:	7.07%
Length of employment:	4 years	Location:	hillsboro beach , FL

Home town:
Current & past employers:	Latex Pipeline Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$12,361.00	Public Records On File:	1
Revolving Line Utilization:	71.90%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Self entered Borrower Profile shows Gross Income Per MONTH $15,000 (ONE HUNDRED EIGHTY THOUSAND DOLLARS PER Y-E-A-R) BUT YOU NEED A $6,000 LOAN?	It's an $8k loan. I don't need the loan, I would like it to simpy I would be and investor like you rather than a borrower like me.
What do you do at your job? It seems if you have $15k in monthly income you could easily pay off your debt on your own.	I've got a pretty good job in that I'm a field operations manager for an energy company. Unfortunatly, it doesn't pay that all year long, especially while I'm on stand-by. This loan simply wants to pay off a current 16% loan of $410 per month to reduce the interest and the payment to $256. I don't need the loan, I would like to have it. There is a difference. With a three year old foreclosure, we both know that I'm DQ'd from a conventional credit decision to do what I want to do with this loan. Desperation is not on the table as I've made the payment without problem as well as ALL of my other without a problem.

Member Payment Dependent Notes Series 663472

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663472	$5,250	$5,250	7.66%	1.00%	February 22, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663472. Member loan 663472 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Woodman's Foodmarket	Debt-to-income ratio:	13.40%
Length of employment:	3 years	Location:	Kenosha, WI

Home town:
Current & past employers:	Woodman's Foodmarket
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,749.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I need to put a down payment on a surgery I'm getting next week.
I've already invested some in your note, considering more. Please answer the following: 1. What do you do at Woodman's? How big are THEY? How secure are you there, and after the surgery? 2. How do you manage "Revolving Credit Balance: $1,749.00" on "Gross monthly Income $2000" as reported for your account? And how will the $165 projected monthly payment for this note fit into the budget?, 3. How long have you lived in your current residence and what are your rent, utility, and regular monthly expenses?	I'm a stocker at Woodman's. They are a grocery store corporation with I believe somewhere around 20 stores. I've been putting in 50 hour weeks for about 2 years now to keep up with mounting medical bills and I have about 1,000 dollars left from credit cards. I pick up side jobs when I can and have won't have a problem paying $165 a month for this. Most months I will pay over the minimum payment as I intend on clearing my debt and going back to school. The job is secure as this grocery store uses a warehouse system to purchase items wholesale and offer just about anything cheaper than any other grocery store in the immediate area. I have lived at my current residence for 20 years and don't have a set rent with my mother. I usually give her around $300 a month.

Member Payment Dependent Notes Series 664007

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664007	$20,000	$20,000	13.06%	1.00%	February 22, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664007. Member loan 664007 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	FRC East	Debt-to-income ratio:	16.48%
Length of employment:	4 years	Location:	Havelock, NC

Home town:
Current & past employers:	FRC East
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,711.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Current balance of mortgage loan: $118,245. Current market value: $148,750

Member Payment Dependent Notes Series 664132

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664132	$15,000	$15,000	7.66%	1.00%	February 22, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664132. Member loan 664132 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Morning Star Ranch	Debt-to-income ratio:	19.86%
Length of employment:	3 years	Location:	Fairbanks, AK

Home town:
Current & past employers:	Morning Star Ranch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/11 > This loan will be used to fund the final cost of starting a Cleanpro carpet cleaning business. The first thing you should know is that whether this business makes money or not, I will be able to make the payments on this loan because I am not quitting my current employment. As business picks up, I will cut back hours at my current job. I have talked with my boss about this and she supports my plan. My background: After graduating from high school, I attended college for a year and a half. I decided to quit college and get a job. Got a job with a school district as a computer tech for the high school. Within two years, I became the district network administrator through hard work and teaching myself the required skills. After 9/11, I decided to join the US Army in which I served for 5 years at Fort Drum, NY. I received several citations for my strong work ethic and performance. I then moved to Fairbanks, AK and started working for Morning Star Ranch, my current employer. Within a few weeks of working there, I was put in a position of authority to direct my coworkers and handle the money in the boss's absence. I am someone that my boss relies upon as the go-to guy. The business: I have been searching for a business to start up since I've been out of the military. Cleanpro is the first business that I've come across that I felt would give me job satisfaction, a good income, and will stand out from other competitors. The Cleanpro method of cleaning carpets is different from steam cleaning in some very important ways. First, the solutions are all organic and citrus based and they leave no residue after drying to attract dirt. They are safe to use around pets and people. Second, the carpet dries in one to two hours. The carpet isn't saturated down through the pad so there isn't a chance for mold or bacteria to grow. Finally and most importantly is that it gets the carpet clean. I called a few owners up in different parts of the country to ask them if the results were as good as what promotional video said. All of the people I talked to, owners and employees, said it was better. That they are still amazed at how clean the carpets get and how long they stay clean. I fully believe that this business is going to work and I've already put $15,000 deposit down with Cleanpro USA LLC that goes toward the licensing and equipment that is needed. This loan will fund the remaining cost of the equipment, a used delivery van, insurance, travel costs for training, and other start up costs. Please feel free to ask me any questions, and thank you for your time.

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,175.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 664388

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664388	$8,800	$8,800	11.11%	1.00%	February 18, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664388. Member loan 664388 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Jair Electronics	Debt-to-income ratio:	15.86%
Length of employment:	7 years	Location:	Miami Gardens, FL

Home town:
Current & past employers:	Jair Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/11 > I am using this loan to refinance my credit card debt. I have a very good credit rating and have never defalted on a loan. My current budgets allows me to make a minimum of $500 dollars of payment toward this loan. Thanks for helping me lower my finance charges.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	44
Revolving Credit Balance:	$12,859.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Here is the breakdown CC - Balance - APR - Min Payment Amex - $3076 - 16.24% - $62 Chase - $1745 - 15.24% - $40 Bofa - $4090 - 13.99% - $91 Please note that currently i am paying more than the minimun payment to each account.
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	The title to our home is under my wife's and my own name, the mortgage balance is around $149K (no HELOC) and the current market value (according to zillow.com) is $147K. We bought our house about a year and half ago and i want to add my mortgage payment is below 20% of our monthly income. Thanks for considering funding my loan request.

Member Payment Dependent Notes Series 664483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664483	$18,000	$18,000	13.06%	1.00%	February 18, 2011	February 19, 2016	February 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664483. Member loan 664483 was requested on February 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	23.13%
Length of employment:	n/a	Location:	Schenectady, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > Retired, $42.000 year income. very good credit Borrower added on 02/10/11 > very good credit, always pay ills on time

A credit bureau reported the following information about this borrower member on February 3, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,620.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, can you please tell us a little about where the money will go to (loans to be paid off and their current APR)? Also please tell us what debt -if any- will be remaining in addition to LC.	It will be a consolidation of other loans, credit card, 1 peronal loan and a few more payments to my car loan so it will be payed off it less then 2 years. Once that is complete, I can put more unto this loan and reduce the time frame. Thank You.

Member Payment Dependent Notes Series 664978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664978	$20,000	$20,000	13.06%	1.00%	February 22, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664978. Member loan 664978 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Terra Vista Software	Debt-to-income ratio:	16.83%
Length of employment:	7 years	Location:	Alamo, CA

Home town:
Current & past employers:	Terra Vista Software
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1972	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	71
Revolving Credit Balance:	$26,794.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Credit card 1 - Outstanding $800. paid off each month Credit card 2 - Outstanding $600. paid off each month Credit card 3 - Outstanding $16,000. Interest 22%. Normal monthly payment $1000. This is the card that I will be paying off. It is made up of some old business expenses for equipment for my wife's business, some travel from January and some residual Christmas expenses. Employment - President of Terra Vista Software (www.terravistasoftware.com). Employment is secure.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Value of home - approximately $1.5million. Mortgages - First with balance of $39,000, HELOC with balance of $95,000
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Credit card 1 - Outstanding $800. paid off each month Credit card 2 - Outstanding $600. paid off each month Credit card 3 - Outstanding $16,000. Interest 22%. Normal monthly payment $1000. This is the card that I will be paying off. It is made up of some old business expenses for equipment for my wife's business, some travel from January and some residual Christmas expenses. Employment - President of Terra Vista Software (www.terravistasoftware.com). Employment is secure.
1 What is your job description? 2 What is the balance of your mortgage including 2nds and heloc? 3 What is the current market value of your house? 4 What is your itemized monthly budget? 5 How long in years do you plan on taking to pay off the loan? 6 List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. 7 What are you doing to keep this debt from reoccurring? 8 Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done. 9. What was the delinquency 71 months ago. Please take the time to answer all these and other questions you get from folks. These are all unsecured loans and the information will enhance your chances of getting funded.	1) president of small software company 2) $135k 3) $1.5m 4) too detailed to list here 5) 2 years 6) see questions from others 7) see questions from others 8) all paperwork completed 9) disagreement on $50 charge from Volvo at the end of a lease
Can you provide the balances, monthly payments and interest rates for all of the accounts being refinanced?	There is only 1 account that will be financed. It is a credit card with a high interest rate (something like 22%) with a balance of $16k. I usually pay about $1000 per month on it.
Pls would you comment on the following items in your credit report: 1. the delinquency 71 months ago 2. 18 "open"credit lines. Would you also contact LC to have them verify your income, this will improve your funding rate.	71 months ago I had a dispute with Volvo at the end of the lease on a $50 charge which they added to the end of lease payment. We came to a resolution and the account was closed. While we were in discussions on the matter Volvo reported it to the credit bureau. Income has been verified by LC.

Member Payment Dependent Notes Series 665308

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665308	$7,350	$7,350	13.43%	1.00%	February 16, 2011	February 18, 2016	February 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665308. Member loan 665308 was requested on February 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Wood and Warder LLC	Debt-to-income ratio:	20.61%
Length of employment:	5 years	Location:	MOUNT PLEASANT, SC

Home town:
Current & past employers:	Wood and Warder LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/11 > I plan on paying off some high interest debts. I have stable income. I have a great history of prompt payment of all debts. Borrower added on 02/07/11 > I just e-mailed my January 2011 pay stub to support services at Lending Club. We get paid monthly at my firm, so I have sent income verification.

A credit bureau reported the following information about this borrower member on February 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,414.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is current employer? and What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	My attorney is Wood & Warder, LLC, which is a 6 attorney law firm focused on insurance defense. I am a senior associate attorney, but I will be becoming a partner within the next few months. My income of $90,000.00 is my current contract salary. I am not married. Gross income per month is $7,500.00. I have no fixed plans on how long I would service the loan, but I would expect that it would be 1 full year.
What do you do at Wood and Warder LLC?	I am a senior associate attorney. I practice law.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Mortgage Balance is roughly $398,000.00. I do not have any HELOC on my home. Market Value is probably $425,000.00.
What is the current interest rates and amounts owed on the debt you wish to consolidate?	The two worst debts I have are: (1) an auto title loan from Citi Financial that I had to get in order to avoid any financial issues while I was waiting on my home refinance to go through (payoff on that is roughly $5,000.00) and (2) a very high interest store credit card (Lowe's) that has a balance of roughly $1,000.00. The balance of the loan would be paid towards a Target Visa card that I have.
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? Will your salary increase when you are made partner?	Much of my debt came from buying a house right before the economy went down in 2008. Credit Cards: 1) BOA 14,000.00 (interest rate varies, some of that debt is interest free). - Payment 250 2) Tagret Master Card 8,750 - Interest Rate is bad 15%+ Payment is $275. 3) Discover 3,500 - Payment $75. Interest Rate is in the 15%.s All other unsecured debts are less than $1,000.00. Yes, I will make more money when I become a partner.'
A verified income will make your loan much more attractive to investors. Please contact Lending Club to send in your income verification documents (support@lendingclub.com). Some people fax a copy of a pay stub, etc. After this is complete, your loan will have much greater chances of getting funded. Thanks!	I will send in a pay stub today.

Member Payment Dependent Notes Series 665435

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665435	$5,000	$5,000	7.29%	1.00%	February 16, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665435. Member loan 665435 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	United States Army	Debt-to-income ratio:	20.79%
Length of employment:	5 years	Location:	Effingham, IL

Home town:
Current & past employers:	United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/11 > This loan will be used for home improvements such as kitchen renovations and a deck in the back yard. Please be rest assured that I am in no risk of losing my job as I have been in for five years and will stay in until I retire. I am going through lending club because my current bank doesn't offer an interest rate as low as this for home improvements but the loan should be paid off well before 3 years.

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 665939

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665939	$10,000	$10,000	20.85%	1.00%	February 17, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665939. Member loan 665939 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Guardian Life Insurance Company	Debt-to-income ratio:	15.17%
Length of employment:	2 years	Location:	Fresh Meadows, NY

Home town:
Current & past employers:	Guardian Life Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,058.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is fiancee's income included in your reported Gross Income Per Month? If is not included, what is your future household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 366. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loan APR are identical. Required employment, optional income, verified early helps loan to quickly fund. Pace quickens when loan nearer it's expiration. Best option is to be flexible. More advantageous to accept 70, 80, 90 percent partially funded loan because after 6-months making on time payments, you are automatically eligible to relist the loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hi Lender - (1) I am a Finance manager; I review and analyze financial statements to help senior management make well-informed decisions; I'm also a CPA. (2) My Fianncee's income is not included in my profile; Her Annual Gross is $55K. Our combined is $155K not including bonuses. (3) This is a good question... Although there's no pre-payment penalty, the full 5-yr interest is to be paid whether I'd use the full or term or not to pay this loan off. It really depends... I may want to pay if off before buying a house to have my credit score in the best position to secure the best possible mortgage rate. I hope to purchase a house in 3-5 years. (4) Again another good question... I would probably accept the loan if funded <100%. Thanks for the questions... FYI, I plan to have Lending Club verify my income.

Member Payment Dependent Notes Series 666295

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666295	$10,000	$10,000	7.29%	1.00%	February 16, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666295. Member loan 666295 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Johnson Controls	Debt-to-income ratio:	11.28%
Length of employment:	< 1 year	Location:	Holland, MI

Home town:
Current & past employers:	Johnson Controls
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,097.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you list the balances and APRs that will be refinanced with this loan? What steps are you taking to limit future accumulation of credit card debt?	7,000 dollars are 10.24 APR and 3,000 dollars are 12.00 APR. They are loans built up from my time in college and not working. I am fully employed into a steady job now and looking to pay off this debt as soon as possible as I have always done with all of my other debts I have had in the past.

Member Payment Dependent Notes Series 666337

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666337	$32,000	$32,000	19.74%	1.00%	February 18, 2011	February 21, 2016	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666337. Member loan 666337 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,792 / month
Current employer:	DLA Piper LLP US	Debt-to-income ratio:	16.36%
Length of employment:	8 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	DLA Piper LLP US
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/11 > Tired of high interest rate credit card wars. Want to be debt free.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,036.00	Public Records On File:	1
Revolving Line Utilization:	73.90%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for DLA Piper LLP US?	DLA Piper is an international law firm. I have been employed 8 years as a Billing Analyst/Auditor for a senior partner who is national counsel for a major pharmaceutical company. I assist in the editing, auditing and finalization of invoices for legal services and expenses provided by various firms.
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Bnk of Amer $15,315.00 Purchase 9.99% Cash Adv. 9.99% $300.00 HSBC $11,399.00 Purchases 16.99% Cash Adv. 21.99% $300.00 Dell Fin. Srv. $3,807.00 Purchase 27.44 $120.00 Orchard Bank $1,434.00 24.99% $60.00
Half of the debt you're trying to refinance is at half the interest rate you're proposing to undertake. On top of that, the next $11K is also already at a lower interest rate than this new loan. Why not just refinance the ~$5K that's at a higher interest rate?	My goal is to be credit card free.
If I understand, you're applying for this loan despite the fact that you know that your payments will be higher and your interest will be higher, and you claim to be doing so simply so you can be out of credit card debt. How can we be sure that you won't use this loan to pay them off just so you can ring them back up again?	The majority of the debt was taken on to help a family member who after 38 years of living in the same apartment she was told she had to move due to selling of the building. She came upon an opportunity to purchase a co-op through NY's Mitchell Llama program and needed money for the downpayment. My intentions are to keep only 1 card for emrgency purposes only. The monthly payment purposed is about $80 more than what I would be repaying to LC.
Please explain the public record from 8 years ago that shows on your application. Thanks in advance!	The public record was a personal bankruptcy after separation from my children's father.

Member Payment Dependent Notes Series 666427

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666427	$3,000	$3,000	18.62%	1.00%	February 17, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666427. Member loan 666427 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,083 / month
Current employer:	Carnival Cruise Lines	Debt-to-income ratio:	8.99%
Length of employment:	10+ years	Location:	DORAL, FL

Home town:
Current & past employers:	Carnival Cruise Lines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > I have 12 yrs working with the same company Carnival Cruise Lines , and I never missed a payment .I'm very resonsable

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	32
Revolving Credit Balance:	$2,127.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 366. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loan APR are identical. Required employment, optional income, verified early helps loan to quickly fund. Pace quickens when loan nearer it's expiration. Best option is to be flexible. More advantageous to accept 70, 80, 90 percent partially funded loan because after making 6-months on time payments, you are automatically eligible to relist the loan's unfunded $ amount or can list new loan purpose, $ amount for cost overrruns (Smile!) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1)Safety Manager for a marime industry company 2) Yes She will 3)I ll prefer Short Term 4)eventually I would
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1)YES 2)0ver 300000
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Thanks

Member Payment Dependent Notes Series 666530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666530	$7,200	$7,200	7.66%	1.00%	February 16, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666530. Member loan 666530 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.40%
Length of employment:	10+ years	Location:	ball ground, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,733.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. I am interested in investing in your load, however I have two questions: 1. Your length of employment shows "10 years" but your Current employer shows "NA" with and income of "$6000 / month". Please clarify. 2. Your revolving credit balance shows $56,000, can you detail this and what this loan will cover. Thank you.	i work for a builder who pays my company 1400 per week salary plus bonus per home. my revolving credit is at home equity loan of 49000 at 3.5% the rest is 1 credit card i want to close any payoff with this loan at a lower interest rate than Bank of America will give me. that's all i pride myself on not having much debt this card was used during some rough patches and now i want to pay it as quickly and as interest free as possible.

Member Payment Dependent Notes Series 666990

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666990	$16,000	$16,000	10.74%	1.00%	February 23, 2011	February 17, 2014	February 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666990. Member loan 666990 was requested on February 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	R. Bobrowski Mgmt. Ltd.	Debt-to-income ratio:	9.70%
Length of employment:	10+ years	Location:	san diego, CA

Home town:
Current & past employers:	R. Bobrowski Mgmt. Ltd.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,981.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here. Paying off B of A, then using amount to consolidate balance from 3 or 4 cards onto 1. A savings of 12%.!! I'm general partner of a real estate corporation with net assets over 2 million. Thank you, Paul

Member Payment Dependent Notes Series 667191

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667191	$10,000	$10,000	14.17%	1.00%	February 23, 2011	February 27, 2016	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667191. Member loan 667191 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,921 / month
Current employer:	jewel osco	Debt-to-income ratio:	24.94%
Length of employment:	9 years	Location:	JOLIET, IL

Home town:
Current & past employers:	jewel osco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > citi credit cards apr 26.99 no late payments with this loan only 16 apr union 1546 worker

A credit bureau reported the following information about this borrower member on February 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,983.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the debts (amounts) you are carrying and not just the ones you would like to consolidate? Any additional household income not listed above? Any dependents such as children?	no kids, i live with family so i dont pay rent i have a 400.00 a month carpayment
You have 15,000 of revolving credit balance. Do you plan on using this loan to pay that down?	Yes I'm going to pay off the balances on my citi cards the apr is through the roof

Member Payment Dependent Notes Series 667200

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667200	$12,000	$12,000	10.74%	1.00%	February 23, 2011	February 17, 2014	February 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667200. Member loan 667200 was requested on February 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	VERIZON WIRELESS	Debt-to-income ratio:	19.57%
Length of employment:	4 years	Location:	SEATTLE, WA

Home town:
Current & past employers:	VERIZON WIRELESS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > Loan needed to consolidate debt and manage payments in one place.

A credit bureau reported the following information about this borrower member on February 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,796.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 667351

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667351	$10,000	$10,000	10.37%	1.00%	February 22, 2011	February 19, 2016	February 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667351. Member loan 667351 was requested on February 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	wells fargo bank	Debt-to-income ratio:	1.74%
Length of employment:	6 years	Location:	moorpark, CA

Home town:
Current & past employers:	wells fargo bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/11 > adding patio, new roofing and landscaping Borrower added on 02/15/11 > work for wells fargo bank, branch manager been with company for 6yrs

A credit bureau reported the following information about this borrower member on February 5, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	15
Revolving Credit Balance:	$4,912.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. what are you going to use the funds for ? HOME OWNERSHIP As well, if you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	value $327k, mtg payment $1518, 4.3% interest,line of credit 40k-payment $500 10 yr loan, gross annual 75k thats all i owe, monthly net $3800
can you please verify your income with lending club	Yeah
what was your delinquency that was reported 15 months ago? thanks Joe	Credit card that I got for my sister but know I so payments for her

Member Payment Dependent Notes Series 667410

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667410	$22,000	$22,000	17.51%	1.00%	February 18, 2011	February 18, 2014	February 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667410. Member loan 667410 was requested on February 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,833 / month
Current employer:	n/a	Debt-to-income ratio:	16.56%
Length of employment:	1 year	Location:	Seattle, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/11 > I'm a well-respected web designer who has, over the past five years, written and published two books on web design and spoken at major web design and development conferences around the world. I'm now 35 years old, and for the past seven or eight years, I've built quite a successful career for myself. I currently do design and development for large clients including Yahoo and Facebook, and I make around $100,000/yr doing it. When I was younger, I wasn't in such a stable position, and I had a child at a pretty young age that I struggled to support. As such, I racked up around $20,000 in credit card debt. I've been consistently paying more than the monthly payment on these cards for the past few years, but I just don't feeling like I'm getting anywhere towards resolving the debt. I'm looking to consolidate my debt in one place, and have a single, fixed monthly payment I can take care.

A credit bureau reported the following information about this borrower member on February 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	31
Revolving Credit Balance:	$20,527.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am currently the lead designer for a digital design agency based in Florida, and my annual salary is $85,000. In addition, I make money from a couuple web products I have built, from speaking at conferences, and from my book royalties. My last two tax returns have shown annual incomes just over $100,000, and my 2010 return will be around $115,000.
Please list the loans you'll be paying off, with type of loan (credit card, student, car, etc), amounts and interest rates. Also, please show a monthly budget.	The loans I'll be paying off are as follows: Credit Card # 1 (Citi): Balance: $7,541.74 APR: 29.990% Minimum payment: $317.74 Credit Card #2 (Chase): Balance: $5,276.77 APR: 29.99% Minimum payment: $158 Credit Card # 3 (Capital One): Balance: $2,551.20 APR: 22.7% Minimum payment: $87 Credit Card #4 (Capital One): Balance: $5,276.77 APR: 7.15% Minimum payment: $158 Credit Card # 5 (Juniper): Balance: $1,477.63 APR: 30.24% Minimum payment: $56.36 Credit Card #6 (CreditOneBank): Balance: $769.92 APR: 23.9% After paying off all these credit cards, I intend to close each of these accounts. My monthly budget is as follows: Income: ~$7400 Rent: $1000 Bills: $650 Transportation: $150 Food: $600 Entertainment: $600 Towards credit cards: $2000 I live downtown in a major city, so I don't have a car (thus the low transportation costs). I walk and use public transit. Hope this helps. Thanks for your consideration!

Member Payment Dependent Notes Series 667624

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667624	$13,700	$13,700	19.36%	1.00%	February 16, 2011	February 18, 2016	February 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667624. Member loan 667624 was requested on February 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	reagens usa	Debt-to-income ratio:	19.88%
Length of employment:	1 year	Location:	webster, TX

Home town:
Current & past employers:	reagens usa
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	20
Revolving Credit Balance:	$7,411.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at reagens usa and where did you work prior to that?	i am a chemical operator , i worked at fmc corp for 28 years.
This is not a question, just a point of interest. Did you know that if you owe taxes to the IRS the interest rate they will charge you is FAR LOWER than the 19.36% you are asking to borrow here? You would probably be better off just paying the IRS in installments rather than borrowing the money at 19.36%!	yes but just want to get it paid off so ican focus on other things that needs my attennsion

Member Payment Dependent Notes Series 667685

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667685	$15,000	$15,000	12.68%	1.00%	February 17, 2011	February 18, 2014	February 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667685. Member loan 667685 was requested on February 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,858 / month
Current employer:	Linda S. Cowan.M.D.	Debt-to-income ratio:	9.66%
Length of employment:	1 year	Location:	Glendale, CA

Home town:
Current & past employers:	Linda S. Cowan.M.D.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/11 > I will use the money to pay off high interest credit card debt that I accumulated while in graduate school. I now have a very stable job as a genetic counselor in a very, very busy medical practice. As my husband and I make over $7,000 in take home pay, I am current on all my payments and am paying more than the minimums, but I am tired of seeing how much interest I am paying to big banks. I also plan on making extra payments on this loan to pay it off early. Borrower added on 02/04/11 > I will use these funds to pay off high interest credit card debt I accumulated while in graduate school. I now have a job that I love as a genetic counselor in a very, very busy and successful medical practice. As my husband and I bring home over $7,000 in take home pay a month, I am current in all my accounts and making more than the minimum payment, but I'm frustrated at how much interest I'm paying to the big banks each month. I plan on making extra payments to this loan to pay it down faster and finally be debt free.

A credit bureau reported the following information about this borrower member on February 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,685.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. If Debt Consolidation, or CC Refi, more advantageous to accept a 80, 85, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hi U.S.Marine.Corps.Retired! First of all, thank you for your service to our country! To answer your questions: 1) I am a genetic counselor, which basically means that I discuss the options, implications and results of genetic testing and/or a genetic diagnosis with patients. It requires a specialized graduate degree in genetic counseling and national certification, both of which I have. 2) I did include my spouse's income in my gross monthly income. 3)I hope to pay $100 extra per month to pay off in 2.5 years 4)I will likely accept if the funding reaches at least 66% ($10,000) Good questions! let me know if you have more!
What do you do for Linda S. Cowan.M.D. and where did you work prior to that?	Hi CriticalMiss! I am a genetic counselor, which basically means that I discuss the options, implications and results of genetic testing and/or a genetic diagnosis with patients. It requires a specialized graduate degree in genetic counseling and national certification. I got the job right out of grad school in May '09. While in school, I worked as a nanny and a substitute teacher. Thanks for your question!
Hi, can you tell us which debts you'll be consolidating, their APRs and their monthly minimum payments? Also, what do you do, and could you verify your income with Lending Club? Thanks - it'll help you get your loan funded much faster.	Hi! My husband and I have 8 credit cards between us (It's embarrassing, I know. We were both newlyweds and starving students when we racked those up). We have: -1 card with a $4,000 balance at 19% and $210 minimum payment -2 cards at about $2,500 at 29% and 13.6% with a $102 and $56 minimum respectively -4 cards between $1,000-1,500 at 22%-29%, minimums at $57, 70, 37 and 60. -1 card with a $540 balance at 27% and a $20 min. Total minimum payments: $610 I am a genetic counselor, which basically means that I help patients understand a genetic diagnosis or genetic testing options and results. I have a specialized graduate degree and national certification in order to do this. I have not been asked to verify my income by LendingClub and am not sure of how to do that without their request. I would be happy to do so if they ask! Thanks for your questions!
Good job on providing good information for lenders . I would like to see more people on lending club provide similar information for lenders. Additionally need to know Can you break down you and your husbands income ? Also can you tell us his profession/industry? What other debts do you/your husband have apart from cc loans ? (car, personal, mortgage) Whats your monthly budget for family (Please itemize)?	Hi! Thanks! I just really want to get funded! As for your questions: I make $66,300 annually and he makes $52,000 as a web developer for a TV network. Our other debts include an auto loan ($400/month), and student loans totaling $400/month. We???re also paying some medical bills at 0% and 1% ($250/month total). Thank for your last question. It forced me to update my budget (which I haven???t done in a while). It is as follows: Rent $1,600 Credit Cards $840 Utilities (inc. TV, cells...) $415 Car Payment $400 Student Loans $400 Groceries $400 Medical bills $250 Car Insurance $160 Gasoline $150 Total monthly payments $4,615 We spend the rest on household items/shopping, entertainment/restaurants and savings, which vary from month to month. Hope that helps!
Are there other debts, in addition to your credit cards, that you would like to consolidate with this loan? If so, please provide information on them.	Nope. The only other debts I have have a lower interest rate. Thanks for your question!
You list your credit card debt at about $8000 - $9000. What do you plan to do with the remainder of the $15,000 loan you are applying for?	I'm not sure where you got those numbers. If you look closely at one of my previous answers, my husband and I have 8 cards totaling a bit more than 15k. Plus, with the origination fee, we will still have a few hundred dollars left on our lowest interest rate card.

Member Payment Dependent Notes Series 667780

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667780	$12,000	$12,000	6.92%	1.00%	February 17, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667780. Member loan 667780 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Jackson Glass Works.com	Debt-to-income ratio:	18.54%
Length of employment:	10+ years	Location:	Jackson, MI

Home town:
Current & past employers:	Jackson Glass Works.com
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,299.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? Thank you.	Type your answer here.Bank of America credit card...Car payment through Chase bank is made by the company I partially own
I would like to help, but first have a few questions. Thank you in advance for your detailed answers which will be seen by all prospective lenders. What is the combined income of your household and from what sources? Please would you tell us about yourself, your work, and explain what exactly this loan is for. For your household, please list amounts of every debt you have (credit card, auto, mortgage, HELOC, student loan, medical and so on). Please list amounts of any savings you may have (non-retirement and retirement accounts) and other equity (such as in your residence). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Are you likely to pay this loan off earlier than the stated term? Please contact LC to have them verify your income (support@lendingclub.com or 1-866-754-4094, 8am-5pm Pacific Time Mon-Fri).	Type your answer here.My wife is a full time teacher and our combined income is over $175,000 a year I own part of a family company called Jackson Glass Works in Jackson,mi.I have never defaulted on any loans or intend to this may be pd off early if this loan goes through.I would like to consolidate a couple of credit cards if loan does not go through I will be fine.Sorry but i am not going to go into alot of detail on savings but any payments I have would be on the credit report and I have never missed a payment,my car is paid through the company and that is through Chase Bank.Thanks

Member Payment Dependent Notes Series 668053

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668053	$4,500	$4,500	6.92%	1.00%	February 17, 2011	February 20, 2014	February 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668053. Member loan 668053 was requested on February 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Givaudan	Debt-to-income ratio:	11.08%
Length of employment:	10+ years	Location:	FT MITCHELL, KY

Home town:
Current & past employers:	Givaudan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/06/11 > I am looking for a daily driver that will net me better fuel economy on my commute for work. The cost of a new car will never be offset by gas savings, so I decided to look for a used V6 Camaro. This car will get me around 10mpg more than my current driver and is also identical to my first Camaro, so the nostalgia factor is a bonus. Thanks for your assitance in funding this loan.

A credit bureau reported the following information about this borrower member on February 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,971.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 668166

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668166	$35,000	$35,000	20.48%	1.00%	February 17, 2011	February 19, 2016	February 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668166. Member loan 668166 was requested on February 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	NC State University	Debt-to-income ratio:	20.64%
Length of employment:	2 years	Location:	Chapel Hill, NC

Home town:
Current & past employers:	NC State University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	9
Revolving Credit Balance:	$89,053.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two things: 1 - please list the debts you intend to pay off with this loan. Include amounts, rates, and monthly payments, please. 2 - please have your income verified with LC. I and many other lenders would be much more likely to invest.	I've got some revolving credit that has carried for far too long. My other resources are non-liquid. The cards that will be paid off (and accts closed) are from AT&T Universal Card (~$14,000), Chase (~$10,000), and Capital One (~$14,000). This is slightly more than requested, but will get close enough to close out within a one or two. All are currently at 30% APR (not because of no payment as no payments have ever been missed, but solely due to ratio of credit line with available credit; as other accounts were paid off and closed, the APR was increased-occured before current regulations went into effect) and monthly payment for the three is $1,495.
Hi, i would be interested in investing in your loan, however have a few quick questions before: 1) What do you do at NC State University? 2) Are you in the process of veryfing your income with LC? you have a very high % chance to gett full funding if you do that. Also wanted to ask if this is the combined income of your family or it is your salary only. 3) I see that you have more than $80k debt, can you please list them out with balances and APRs and inlcude which ones you plan to consolidate into LC loan. It would be great to see your monthly miniumum payment as well. 4) I saw a recent delinquency 9 months ago, can you elaborate what's happened? Thank you	1) On faculty and in a leadership position. 2) I will have LC verify income (haven't received instructions from them on how yet). 3) This is only my income, spouse adds another $90,000. Balances are AT&T Universal card ($14K), Discover (7K), Chase (10K), Bank of America ($31K), and Capital One (14K). Plan to consolidate the three highest APR accts (AT&T, Chase and Capital One). Current monthly minimum for all is $2,645, which will reduce with consolidation to $2,100. 4) One payment was missed while I was traveling overseas for work. It arrived and was due in the one window that I wasn't in the country. Paid as soon as I got back.
Hi. Thanks for posting your loan. According to the information provided by the Lending Club, you missed a payment on a financial obligation 9 months ago. Can you please give us some color on what might have caused this? Thanks in advanced for your answer.	I was traveling overseas for work and the bill came in and was due within the time period I was away. It was the only bill out of sync with my travel. It was paid immediately upon return.
Thanks a lot for the quick response, appreciate it, I am still a bit concerned about the size of your debt considering the $340k annual income in the family. Without going to personal making you uncomfortable, may I ask what was the reason of the accumulation of the debt and what changes are you making to avoid in the future. Also could you tell me more about how much is your mortgage, inc any Home Equity Line of Credit (and mortgage payment each mont) and how much your home worth (Zillow is ok as a proxy). Thank you for your promt responses and good luck with your loan, I am willing to contribute as soon as your income is verifiied.	It was basically old debt incurred during a long schooling for a variety of reasons. Income has steadily (greatly) risen, while expenditures haven't. I feel much like GM. It's not that I can't pay the debt off as there is plenty of income now, but the hole is large enough that it will take a very long time without a jumpstart in restructuring. Mortgage is ~$3,000K/mo. Zillow estimate is $417K (~$350 outstanding on mortgage).
Hi Wolfpacker. I'm interested to help fund your loan. My questions are: (1) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. If Debt Consolidation, or CC Refi, more advantageous to accept a 80, 85, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I anticipate an early payoff (more like 3 yrs) but did not want to get that locked in at present. Thanks for the inside scoop and suggestions.
Lending Ckub just raised loan $ limits. Your loan is one of very FIRST $35K loans listed. Not all loans 100 pct fund. Loans 60 pct plus funded when their 14-days listing expired are eligible for issue. When listing expires, IF loan 60 pct PLUS funded ($21K plus), will you accept the partial loan? FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. If Debt Consolidation, or CC Refi, more advantageous to accept a 80, 85, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose, $ amount.) Lender 505570 U S Marine Corps Retired	Thanks, yes will accept less than 100%.
I apologize if I have previously suggested the following: Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Thanks. I hadn't responded to your previous comment as was waiting until Monday when they were open to do the verification.
When you compare your situation to that of GM, does that imply that you are considering bankruptcy?	So maybe the comparison wasn't complete. Simple answer is absolutely no.
good god me thinks you are going to file bankruptcy . i want to invest in your loan but it so hard for me to understand what why or how with that kind of income you could even need a load from LC so if you can say something any thing let me know i may invest but it looks kinda bad with that much income sheesh	The sole problem is that too much of our current payoffs goes to interest, greatly reducing the rate at which the revolving credit can be paid down. No chance of defaulting, just trying to get it paid off faster and the only way that can happened is to reduce the interest.
Just to clarify, wouldn't it be better to leave the existing accounts open so that your total credit capacity is not lowered? Your ratios would not improve your credit scores going forward. You referred to this triggering of higher rates in a response dated Feb 5.	Good point. Yes, that is why some of them went up. I'll definitely check into it. Thanks.

Member Payment Dependent Notes Series 668182

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668182	$5,000	$5,000	15.65%	1.00%	February 17, 2011	February 23, 2016	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668182. Member loan 668182 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Macys Inc	Debt-to-income ratio:	21.41%
Length of employment:	1 year	Location:	Deer Park, NY

Home town:
Current & past employers:	Macys Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 5, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have any debt or personal notes not reported above?	Hi Roysta - No, I do not.

Member Payment Dependent Notes Series 668271

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668271	$3,800	$3,800	13.80%	1.00%	February 18, 2011	February 20, 2016	February 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668271. Member loan 668271 was requested on February 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	peak mobility	Debt-to-income ratio:	20.23%
Length of employment:	5 years	Location:	york, PA

Home town:
Current & past employers:	peak mobility
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/06/11 > Thank you to the investors that are funding this loan.

A credit bureau reported the following information about this borrower member on February 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	29
Revolving Credit Balance:	$8,278.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello and Thank you for your interest. My Total balance of the mortgage is 84,000. Current market value is 105,000. Thank you
Is this a car you are about to purchase? What kind of car is it, and how much are you buying it for? Are you really unable to get an auto loan for less than 13.80%? Thanks.	Hi, Thanks for your question. It's actually a 1972 Triumph Tiger motorcycle. The Motorcycle is too old for bank to finance. Also I'm interested in lending club, and think it's a good thing. Thanks!
Is the motorcycle in working order? If not, do you have the funds to fix it up?	Its in great showroom running condition. Thanks!

Member Payment Dependent Notes Series 668301

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668301	$10,000	$10,000	7.66%	1.00%	February 22, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668301. Member loan 668301 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Global Marketing Resources Inc	Debt-to-income ratio:	3.15%
Length of employment:	1 year	Location:	CLEARWATER, FL

Home town:
Current & past employers:	Global Marketing Resources Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > Consolidating credit card debt for lower interest. I'm a married software developer with great credit with a stable permanent position.

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,267.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Card #1 has $4700 with no interest until May at which point it will be around 20%. Minimum payment is $78. Card #2 has $4900 with 21 or 22% interest. Minimum payment is around $150.

Member Payment Dependent Notes Series 668452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668452	$25,000	$25,000	18.62%	1.00%	February 22, 2011	February 23, 2016	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668452. Member loan 668452 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Resort at Pelican Hill	Debt-to-income ratio:	16.48%
Length of employment:	3 years	Location:	cerritos, CA

Home town:
Current & past employers:	Resort at Pelican Hill
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	14
Revolving Credit Balance:	$26,011.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here. I owe to American Express in the amount of 20,000.00 with an interest rate of 27.9% and 3,000.00 to Juniper Bank with an interest rate of 22%. I make monthly payments of 750.00 for both combined. At my place of employment, I am the Sous Chef for one of the restaurants. I am looking to pay off all my debt with this loan.
Please verify your income with Lending Club (support@lendingclub.com), and I will be happy to help fund your loan!	Type your answer here. Thank you! Verifying tomorrow morning.

Member Payment Dependent Notes Series 668535

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668535	$6,000	$6,000	7.66%	1.00%	February 22, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668535. Member loan 668535 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	carolina container	Debt-to-income ratio:	5.86%
Length of employment:	7 years	Location:	archdale, NC

Home town:
Current & past employers:	carolina container
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	66
Revolving Credit Balance:	$2,418.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? And can you comment on the delinquency 66 months ago? Thank you.	Have a loan with a higher intrest rate and just want to pay it off...the deal 66 months ago was due to a devorce
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, if you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	First let me say that the only reason i want the loan is to pay off one that i have with a higher intrest rate...so i am not adding any thing to my bills...cedit cards(3) are all at only about 25% of max.and my morgage is $822.00 monthly ....I pay my bills on time....

Member Payment Dependent Notes Series 668553

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668553	$10,800	$10,800	19.36%	1.00%	February 18, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668553. Member loan 668553 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,145 / month
Current employer:	Systems Plumbing	Debt-to-income ratio:	22.03%
Length of employment:	< 1 year	Location:	DENVER, CO

Home town:
Current & past employers:	Systems Plumbing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,200.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, what do you do with Systems Plumbing and how long were you with your previous job?	I am a plumber, and I was with my previous employer for a year.

Member Payment Dependent Notes Series 668658

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668658	$10,000	$10,000	10.37%	1.00%	February 17, 2011	February 20, 2016	February 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668658. Member loan 668658 was requested on February 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Heyward Allen Toyoto	Debt-to-income ratio:	17.04%
Length of employment:	< 1 year	Location:	White Plains, GA

Home town:
Current & past employers:	Heyward Allen Toyoto
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/11 > I am very well established in the local racing community. In the past I have built cars for personal use and had many individuals approach me about building cars for them. I plan to take this small initial start up loan to start building models and turn the over for sale. I already have 3 buyers on hand. I feel that based on my existing connection and established reputation this will be a very successful venture.

A credit bureau reported the following information about this borrower member on February 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,600.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of race cars are you building? How much will a typical car cost to build, and how much will you sell it for? Thanks in advance!	I specialize in 1986 thru 1993 fox body mustangs. I typically purchase them between 1500.00 and 2500.00. Approximately $1500 of paint and body work go into each car and then I can retail the cars for $6000 to $7000 each. In my area there is a great market for these cars and I know that this business will be very profitable.

Member Payment Dependent Notes Series 668685

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668685	$11,650	$11,650	10.74%	1.00%	February 17, 2011	February 20, 2016	February 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668685. Member loan 668685 was requested on February 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	n/a	Debt-to-income ratio:	11.38%
Length of employment:	n/a	Location:	Rice, MN

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > I have a lifetime guaranteed retirement income from the state of MN. I do additional side work (remodeling) This loan will pay off credit card debt that was accrued during my wife's ilness. I am a very good risk, I have never defaulted on a debt or even been late with a payment.

A credit bureau reported the following information about this borrower member on February 6, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,993.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Also, I noticed that you did not give a place of employment. So are you retired or self-employed? Thanks, Ron	Hi, I am using this 100% of this loan to pay off credit cards. My total unsecured debt, including this loan, is 20K. I am retired from 31 years working in the MN Dept of Corrections, monthly income of 5500 for the rest of my life. I pay my bills on time and am a good credit risk for you....thanks, Rob
Why did you list the loan type as car financing if you're planning to use it to repay your credit cards?	I was watching a vehicle on ebay that I was interested in. That is how I was linked to Lending Club. The car sold for more than I wanted to pay. I decided to use this loan for consolidation and not buy a car at this time.
I would like to help, but first have a few questions. Thank you in advance for your detailed answers which will be seen by all prospective lenders. What is the combined income of your household and from what sources? Please would you tell us (excluding this loan) the existing amounts, interest rates and minimum monthly payments you intend to refinance. For your household, please list amounts of every other debt you have (credit card, auto, mortgage, HELOC, student loan, medical and so on). Please list amounts of any savings you may have (non-retirement and retirement accounts) and other equity (such as in your residence). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Are you likely to pay this loan off earlier than the stated term? Please contact LC to have them verify your income (support@lendingclub.com or 1-866-754-4094, 8am-5pm Pacific Time Mon-Fri).	I intend to pay off one car loan and one credit card loan. I will save 150 per month by doing so. I will have this payment made automatically from my checking account. My monthly retirement income is guaranteed for the rest of my life. I earned this by working 31 years in the MN prison system. My wife had some serious health issues 2-3 years ago and that is what created this debt. My goal is to have everything paid off in the next 3 years....thanks
Hi MN DOC retiree. I'm interested to help finance your loan. My questions are: (1) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (2) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired are eligible for issue. When listing expires, if loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR identical. Best option be FLEXIBLE. Advantageous to accept 80, 90 pct ($9.5K - $10.5K) partial funded loan and pay off higher APR interest debts. After 6-months making on time payments, you are automatically eligible to relist a loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	First off THANK YOU for your service! The income I listed is my retirement income and my MN Twins security income.(my part time job). Currently my wife is unable to work and will start drawing social security in 0ne year. Yes I would accept partial funding and pay off the highest interest debt first.....thanks

Member Payment Dependent Notes Series 668826

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668826	$12,000	$12,000	5.79%	1.00%	February 18, 2011	February 20, 2014	February 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668826. Member loan 668826 was requested on February 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,900 / month
Current employer:	Boston Public Schools	Debt-to-income ratio:	8.73%
Length of employment:	< 1 year	Location:	Boston, MA

Home town:
Current & past employers:	Boston Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/06/11 > 1,100 is my portion of rent. Borrower added on 02/07/11 > I plan to use the funds to consolidate my debt so I can eventually purchase a house and start a family. Much of my debt is related to undergraduate and post graduate related education expenses and moving costs. I pay all of my bills on time and I have been teaching for 10+ years. I was a tenured teacher in Florida and I am building my reputation here in Massachusetts. I am reliable because I must pay down my debt to enter the next phase of my life.

A credit bureau reported the following information about this borrower member on February 6, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,225.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Boston Public Schools and where did you work prior to that?	I teach early second language learners including newcomers. I worked in Florida as a primary school teacher prior to this.
I would like to help, but first have a few questions. Thank you in advance for your detailed answers which will be seen by all prospective lenders. What is the combined income of your household and from what sources? Please would you tell us what exactly this loan is for. If refinancing, would you list the existing amounts, interest rates and minimum monthly payments. For your household, please list amounts of every other debt you have (credit card, auto, mortgage, HELOC, student loan, medical and so on). Please list amounts of any savings you may have (non-retirement and retirement accounts) and other equity (such as in your residence). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Are you likely to pay this loan off earlier than the stated term? Please contact LC to have them verify your income (support@lendingclub.com or 1-866-754-4094, 8am-5pm Pacific Time Mon-Fri).	I am not married. My boyfriend pays 825.00 a month in rent. I make 58,800 a year. I have one full time job. I am in graduate school. I am going to consolidate and pay off credit card debt. My largest bills outside of rent are 2 credit cards 1$3,000, and 1 student loan $22,000. I used what was in my savings to move 1,400 miles last year. I have retirement from my years of teaching. I will set up auto pay for this loan. I will pay more than the minimum when I can.

Member Payment Dependent Notes Series 668841

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668841	$30,000	$30,000	16.40%	1.00%	February 18, 2011	February 20, 2016	February 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668841. Member loan 668841 was requested on February 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Suffolk County Sheriff's office	Debt-to-income ratio:	9.03%
Length of employment:	6 years	Location:	Islip terrace, NY

Home town:
Current & past employers:	Suffolk County Sheriff's office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/06/11 > Hello, I am seeking this loan to consolidate some credit cards and have only one payment. I have no problem paying them just looking to put it all together. I am an aggressive payer and will try to pay off earlier. Borrower added on 02/12/11 > Thank you in advance to all the investors.

A credit bureau reported the following information about this borrower member on February 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,675.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) What is the balance of the mortgage loan and any HELOC/2nd you owe on your home? 4) What is the current market value of your home? (use zillow.com if unsure) 5) How long do you actually intend to keep this loan? Thank you.	Hello, i have a citibank credit card with a 5500 balance at 13.9%. I have a discover credit card with a 6000 balance at 8.9 % and a bank of america credit card with a 15,000 balance at 0% until June. Minimum payments for all equal about 600 dollars a month but pay alot more. i usally pay like 2000 a month between all of them to knock the balances down. Like i said in my loan app i dont have any moneyproblems where i need this loan i just want to make one payment instead of 3. Thanks, Mike
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Hello, i have 3 credit cards i would be consolidating with this loan. 1- citibank card with 5500 balance at 13.9% 2-discover card with 6000 balance at 8.9% 3-Bank of america card with 15000 balance at 0% until june. I just want to make one payment instead of three. I will gladly verify my income with lending club.
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer?, i.e, Patrol? Admin? Support? etc. (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. If Debt Consolidation, or CC Refi, more advantageous to accept a 80, 85, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	My position in my job is a correction officer inside the local jail. My spouses income was not included in my application, only mine. our total gross income together is about 160K per year. I intend to pay this loan off faster then the term, probably in about 2 years.
Would you please list the debts that will be paid off with this loan? Please include balances, rates and monthly payments for each. Thank you.	Hello, i would be paying 3 credit cards off with this loan citibank credit card with a 5500 balance discover card with a 6000 balance bank of america card with a 15000 balance
What do you do for the Suffolk County Sheriff's office?	I am a correction officer.
Me again. Received reply, thanks. Your's large loan- requested $30K. You omitted answering my last question: (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, i.e., MORE than $18K funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. If Debt Consolidation, or CC Refi, more advantageous to accept 80, 85, 90 percent partially funded loan ( i.e., $24K - $25.5K - $27K) and pay off higher APR interest debts. After 6-months on time payments, you're automatically eligible to relist loan's any unfunded $ amount or can list new loan purpose, $ amount.) Many lenders do NOT ask questions; but instead they read the borrower-lender QA's. This is last piece of puzzle information required to make their decision to participate in funding your loan. Lender 505570 U S Marine Corps Retired	Hello again sorry i missed some of your question, i was answering a bunch. If my loan partially funds i will still accept it. I have zero percent on one of my credit cards until june so i would just pay the other two off with the loan ans still pay the other one also. Like i said in my app i dont have any problems paying my credit cards, I usually pay about 2 thousand a month towards them to knock them down. I just like the fact of having one payment and even know my apr is high for this loan, its better than paying 3 seperate interest rates to me. Thanks, Mike
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Thank you for that info, I am located in new york and waiting till they open in california to do that. Thanks Again, Mike
Why is it more convenient for you to pay one loan at a higher APR than three debts at lower APRs? If you set up automatic payments then it should be just as convenient to have 3 debts. And if you take this loan you'll be paying much more interest.	Yes you are right but i prefer to make one payment and would be paying it off way sooner thatn 5 years, probably within two years. Thanks, Mike
get your income verified and an "approved" on your loan review. LC may tell you it's not necessary but those of us with $$$$ like to see those 2 items. Stay on them until they get it done. Contact LC for details.	Will do, thanks for the tip....Mike

Member Payment Dependent Notes Series 669002

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669002	$14,000	$14,000	11.11%	1.00%	February 23, 2011	February 23, 2016	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669002. Member loan 669002 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	Deltacom/ Earthlink	Debt-to-income ratio:	16.68%
Length of employment:	5 years	Location:	Eastaboga, AL

Home town:
Current & past employers:	Deltacom/ Earthlink
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/11 > I have three credit cards with higher interest rates. I want to lower the interest I pay over term as well as reduce my monthly payments by paying these off. Borrower added on 02/10/11 > My NET monthly income is $3200 Borrower added on 02/10/11 > Major Monthly Bills: mortgage $766, auto loan $248, student loan $186, Visa $128, Discover $110, Wells Fargo $190, electric $97, gas $75, cable $80, celll phone $80, auto insurance $74. with this loan, I am looking to pay off (and get rid of) the Visa, Discover, and Wells Fargo card and to consolate these at a lower interest rate and lower monthly payment. Borrower added on 02/11/11 > I am a good borrower because I pay my bills and you will get your return. My job is very stable as I have been employed by Earthlink/ Deltacom for over 5 years now. Borrower added on 02/13/11 > If you have any questions or need any verification, I will be glad to provide it.

A credit bureau reported the following information about this borrower member on February 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,178.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
IF OWN HOME : Hi I am interested in funding part of your loan. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, if you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Visa - $6500 13%, Discover - $3250 0% until Novemeber 2011, then at least 13%, Wells Fargo - $3650 not 17%. My ex wife left me with some of the debt and I accrued some on my own. I had open heart surgery a year ago and that cost me quite a bit. Some debt I could not avoid and some I could have. I am making better decisions now and am getting rid of most of these cards if I get funding. I own a home with a mortgage payment of $765/ month and Zillow says $110,000. My mortgage rate is 5.5%. There is no line of credit attached to my mortgage that I know of. My NET income is roughly $4000 a month minus my mortgage $765, minus vehicle payment $247.01, minus student loan $186, minus the three credit card payments (above and reason to consolidate) $428, power bill $97, gas bill $75, fuel $140, cable $80, cell phone $80. The problem with my credit rating is not that I do not pay my bills, I pay them and I pay them on time. My debt to income ratio is high, and that my friend is why I need people like you, so that I can reduce my debt. If there are any more questions, feel free to ask and I will do my best to answer. Thanks.
If you don't mind, I have some brief questions for you regarding your loan. What do you do for Deltacom/Earthlink? Just to confirm, your net income is roughly $4000/month, and not your gross? Also, based on that, could you confirm that your free cash after monthly expenses is about $2000/month (not counting food and clothing, etc.)? I just wanted to make sure that I did my math right, based on the list of expenses you submitted. How much do you have in terms of liquid savings/investments? Are you going to be the sole person paying for this loan, or will someone else be helping you pay it? If someone else will be helping you, is that person also in debt? Since you chose to get a 5 year loan, how long do you expect to take to pay off the loan? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thank you again for your help, and I look forward to funding your loan.	I am an Inventory Tech/ Spares Administrator for Deltacom's network. My net income is around $3200 and not $4000 per month. My earlier response to an email was actually gross and not net. My free cash is really around $1500 per month. This loan will be replacing $428 of the unfree cash. I have virtually no savings or liguid assets but this process and the Lending Club have me thinking hard about investing once I eliminate some debt. I will be the only person paying this loan, however I am getting married on September 3 of this year. The plan is to pay the note off early. I am not sure at this point how early. Hope I answered all of your questions and will be glad to answer more. Thanks for your help.
what is the balance on your mortgage? not the payment, the balance.	$105,000

Member Payment Dependent Notes Series 669128

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669128	$16,000	$16,000	15.28%	1.00%	February 18, 2011	February 21, 2016	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669128. Member loan 669128 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	15.77%
Length of employment:	n/a	Location:	Liverpool, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,384.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I retired in 2008 and now receive $2000 per month from my pension and $1500 per month from Social Security.
I am interested in investing in this note (your loan). 1) Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. 2) What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward? Thank you in advance for your answers.	Citifinancial, $6,000 Citicard, $1,000 M&T Visa, $3,000 Best Buy, $1,600 Dining Furniture Center, $2,300 Dunk & Bright Furniture, $750 I will owe no one else other than Lending Club after these debts are paid off.
Hi retired borrower. I'm interested to help finance your loan. My questions are: (1) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month, or Gross $ Income Per Year? (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is to be FLEXIBLE. If Debt Consolidation, or CC Refi, more advantageous to accept a 85, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Marital status, single. Monthly income $3,500 (combination of SS and pension). Plan to finance for 5 years, but may double up on payments to pay the loan off sooner. Thank you for your interest in helping me finance this loan.

Member Payment Dependent Notes Series 669149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669149	$30,000	$30,000	17.88%	1.00%	February 22, 2011	February 21, 2016	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669149. Member loan 669149 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	Prince Georges County PD	Debt-to-income ratio:	10.73%
Length of employment:	7 years	Location:	BURTONSVILLE, MD

Home town:
Current & past employers:	Prince Georges County PD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > A loan to pay off Credit Cards faster

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	23
Revolving Credit Balance:	$21,031.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Prince Georges County PD?	I am a Detective working in the Robbery Unit
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (Patrol? Admin? Support? etc.) (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 percent partially funded loan and pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I work in a detective capacity. My wifes annual income is $32k. Im not sure if it was included. I plan to pay it off 3-5 years or less.
Detective, received reply; thanks. You omitted answering last importnat question (you are seeking $30K in loan funding): (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, (MORE than $18K) will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 percent partially funded loan ($24K to $27K) and pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Lender 505570 U S Marine Corps retired	The whole purporse of this loan is to place all my high interest rate credit cards into one loan and pay it off as quick as possible. I dont think I would accept anything less then 90%.
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) In the data provided by Lending Club, you had two delinquencies 23 months ago. Is this accurate? If yes, can you provide some color on the events that lead to these? No need to get too personal. I would like to know ascertain whether steps have been taken to avoid this in the future. This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	the aprs are as follows CC#1 29% $200monthly,CC#2 29% 200monthly, CC# 14% 377monthly. Yes it is accurate I have two delinquencies. This occured when I was working on getting a modification on my mortgage and i got it and everything is up to date and at that time my wife was not working and now she is.
Could you explain why you are asking for 30k when your revolving credit is sitting at 21k? I realize there is some need to cover lending club fees, but not 50% of the loan value	My wife has 2 credit cards that I would like to put on this loan. I want to consolidate all of our liabilities into one loan and stop paying interest on all credit cards and only pay one loan. If I get this loan six months from now I will close my credit cards out.
Just a reminder, closing your credit cards will lower your credit score. If you are able to prevent usage in other ways, such as putting them in a safe deposit box, or putting recurring monthly charges on them, and then cutting up the card while keeping the account active will do you better. Credit score is determined by both your available revolving credit(which will drop if you close credit card accounts) as well as the length of time you have maintained your longest revolving credit account, which if closed in this process will also drop your credit score. Look at www.creditkarma.com to simulate various actions and how it will impact your credit.	Thank You I will take this into consideration as I am looking to keep my credit score as high a as I can.

Member Payment Dependent Notes Series 669203

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669203	$17,000	$17,000	15.65%	1.00%	February 17, 2011	February 21, 2016	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669203. Member loan 669203 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	Fortune 500 IT Company	Debt-to-income ratio:	15.52%
Length of employment:	3 years	Location:	Somerville, MA

Home town:
Current & past employers:	Fortune 500 IT Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/11 > I am an IT Project Manager working in a stable full-time position who is taking steps to clear my plate from the debt I've been carrying around for some time now. I recently made a series of radical lifestyle changes in order to facilitate this goal. I want to keep my mandatory monthly payments low, so I went for the five year listing. I intend to pay it off quicker though once I've had a chance to build up some savings, which I intend to do in conjunction with debt clearance as part of my financial plan. These are some of the changes that I've made recently: -Downgraded rent from $1,390.00 a month to $550.00. -Gotten rid of my car and now commute via mass transit to my job -Now have roommates, so monthly utility fees + cable and internet have been cut by a third -Downgraded phone plans, saving $60/month. -Created a personal budget of $600 a month for food and entertainment. I have adhered to this budget (which as it turns out is ample) successfully for the last five months. -Received a promotion from Tier 2 to Tier 3 Project Manager, and received a salary increase from $46,005.00 annually to $50,500.00 annually. I began my debt clearance crusade about six months ago, but decided that in order to create more stability in my life, I need to be able to build my savings simultaneously. Additionally, eliminating the pesky revolving debt would be useful. I have never been the person to have the plasma TV or fancy car. My debt has been the product of a number of years living at "just" two or three hundred dollars per month beyond my means. These irresponsible tendencies have been corrected and I am now in compliance with a strict budget, controlled "mandatory expenses" (housing, commuting and phone) and a new general outlook. My plan is to save up four months savings and then escalate my effort to pay back my loan. I'm hoping to accomplish this in two to four years. I want to be completely transparent with my partners who will be making a significant investment in my future. If you have any questions, I actively encourage you to ask. Borrower added on 02/07/11 > I am an IT Project Manager working in a stable full-time position who is taking steps to clear my plate from the debt I've been carrying around for some time now. I recently made a series of radical lifestyle changes in order to facilitate this goal. I want to keep my mandatory monthly payments low, so I went for the five year listing. I intend to pay it off quicker though once I've had a chance to build up some savings, which I intend to do in conjunction with debt clearance as part of my financial plan. These are some of the changes that I've made recently: -Downgraded rent from $1,390.00 a month to $550.00. -Gotten rid of my car and now commute via mass transit to my job -Now have roommates, so monthly utility fees + cable and internet have been cut by a third -Downgraded phone plans, saving $60/month. -Created a personal budget of $600 a month for food and entertainment. I have adhered to this budget (which as it turns out is ample) successfully for the last five months. -Received a promotion from Tier 2 to Tier 3 Project Manager, and received a salary increase from $46,005.00 annually to $50,500.00 annually. I began my debt clearance crusade about six months ago, but decided that in order to create more stability in my life, I need to be able to build my savings simultaneously. Additionally, eliminating the pesky revolving debt would be useful. My plan is to save up four months savings and then escalate my effort to pay back my loan. I'm hoping to accomplish this in two to four years. I want to be completely transparent with my partners who will be making a significant investment in my future. If you have any questions, I actively encourage you to ask.

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,477.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which Fortune 500 IT Company do you work for?	Manpower Inc.
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Hi Member_834875. I'll answer your second question first. From reviewing other loan requests, I saw that this is strongly preferred so I actively reached out support@lendingclub.com to request their assistance in taking care of this as early as possible. They followed-up and told me that the credit review team will contact me directly when they have reviewed my loan listing. I look forward to providing any materials they need as soon as possible. Regarding the former: $10,660.40 - Unsecured Consolidation Loan / 14.5% / $494.53 monthly $1,667.67 - American Express / 15.25% / $45 monthly $998.93 - CitiBank Master Card / 14% APR / No Minimum $1,545.78 - Dell Financial Services / 27.99% APR / $78 monthly $1,738.30 - Discover Card / 16.99% APR / $70 monthly The APR on several of these is comparable or lower than that which the LC loan would offer, however, I am looking to generate more savings and start putting money into a 401k than I currently can under an aggressive "debt attack" plan. Thank you for your question.
Hi, Congratulations on your debt reduction plan, which sounds like it's off to a successful start. I had a couple of questions regarding your loan: - Could you please list the individual debts you are planning to payoff with this loan, including the Amount, Minimum Payment, and Interest Rate for each? - With Manpower, do you work at / for Manpower, or are you currently working with one of Manpower's client companies (ie, another IT Company that you connected with via Manpower)? I'm trying to get an idea of job / income stability; feel free to offer any other information you feel is relevant. Thanks and best of luck with your loan.	Hi Member_638167. If you could kindly see the answer to Member_834875's question, I'd appreciate it. I welcome any follow-up. As far as my role at Manpower: I am a Project Manager at a company that recently merged with Manpower called COMSYS. I am not a consultant or contractor - I am a full-time employee in a permanent position within the GCLM group. I have been in my position for 3 years and four months and recently was promoted from Tier 2 to Tier 3 Project Manager. I am hoping to be promoted to Senior Project Manager after receiving PMP certification later this year.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Hi HHIslander. If you could kindly see the answer to Member_834875's question, I'd appreciate it. I welcome any follow-up.
That question does not show up on my screen.	Very strange - it's not showing up on mine. Sorry for the clutter, but I will repost. I wrote: "Hi Member_834875. I'll answer your second question first. From reviewing other loan requests, I saw that this is strongly preferred so I actively reached out support@lendingclub.com to request their assistance in taking care of this as early as possible. They followed-up and told me that the credit review team will contact me directly when they have reviewed my loan listing. I look forward to providing any materials they need as soon as possible. Regarding the former: $10,660.40 - Unsecured Consolidation Loan / 14.5% / $494.53 monthly $1,667.67 - American Express / 15.25% / $45 monthly $998.93 - CitiBank Master Card / 14% APR / No Minimum $1,545.78 - Dell Financial Services / 27.99% APR / $78 monthly $1,738.30 - Discover Card / 16.99% APR / $70 monthly The APR on several of these is comparable or lower than that which the LC loan would offer, however, I am looking to generate more savings and start putting money into a 401k than I currently can under an aggressive "debt attack" plan. Thank you for your question."

Member Payment Dependent Notes Series 669210

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669210	$10,000	$10,000	7.29%	1.00%	February 18, 2011	February 21, 2014	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669210. Member loan 669210 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Downstate medical center	Debt-to-income ratio:	4.70%
Length of employment:	3 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Downstate medical center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/11 > Iam a registered nurse. I have a full time stable job in a state hospital. I need this money for a major purchase

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	21
Revolving Credit Balance:	$1,862.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specifically are you planning to buy with this loan? Also, can you comment on the delinquency 21 months ago? Thank you.	Type your answer here.The money will be used for one reason which is to help a family member in haiti who is in great needs. About the deliquency, i was not aware of a balance that i had on a store credit card. Therefore it was not paid on time

Member Payment Dependent Notes Series 669239

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669239	$16,800	$16,800	17.51%	1.00%	February 23, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669239. Member loan 669239 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Wal Mart	Debt-to-income ratio:	19.14%
Length of employment:	9 years	Location:	Waynesville, MO

Home town:
Current & past employers:	Wal Mart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > We want to eliminate all of our credit cards. Borrower added on 02/14/11 > Thank you for all the investors, who have taken an interest in our account to this point. Borrower added on 02/19/11 > We appreciate all the investors that have taken an interest in our acct.

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,692.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired is eligible for issue. When listing expires, if loan 60 pct PLUS funded will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 percent partial funded loan ($12,800 - $14,400 rrage) and pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist a loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I'm a orderfiller with Wal Mart..We made $44000 adjusted gross income. My wife works child care. I have worked almost 10 years for Wal Mart and she has worked 19 years for West Side Baptist Church.
Recevied reply, thanks. You answered one-half of my questions. You omitted answering these questions: (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired is eligible for issue. When listing expires, if loan 60 pct PLUS funded will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 percent partial funded loan ($12,800 - $14,400 rrage) and pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist a loan's unfunded $ amount or you can list new loan purpose and $ amount.) Advance thanks for expcted answers to my TWO questions. Lender 505570 U S Marine Corps Retired	We'll most likely carry the loan for a full five years. I will not accept the loan at 60%.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My home is listed at $135000. We owe 131000. Its a rural development loan.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The current market value is $135000. We owe 131000. No HELOC on the home.
HI, I'm interested in funding your loan, but I have a question first. Since this is a debt consolidation, please list the balance, interest rate, and the amount you pay every month. For instance: CC1 $2000 balance, 23.9% APR, $200/ month Sincerely, -LL Herndon, VA	usbank 7290 balance, 161/month 13.24% discover 3656 balance, 82.00/month, 23.99% capitolone 499 balance, 30.00/month, 11.15% sears 1300 balance, 35.00/month, 0% citi 2025 balance, 73.00/month, 19.9% chase 680 balance, 34.00/month, 18.24%
Can you verify your income with lending club? I want to fund your loan but verifying your income is important. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Our adjusted gross income was $44000 last year.

Member Payment Dependent Notes Series 669297

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669297	$32,000	$32,000	20.85%	1.00%	February 18, 2011	February 21, 2016	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669297. Member loan 669297 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	Best Bath Store, LLC	Debt-to-income ratio:	13.04%
Length of employment:	5 years	Location:	Woburn, MA

Home town:
Current & past employers:	Best Bath Store, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/11 > Would like to use this loan to pay off credit cards. We have already cut out many things in our life to save money, moved to a cheaper apartment, have learned how to save money on food and my wife is looking for a job as well. We hope to be able to pay off this loan very early!

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,618.00	Public Records On File:	0
Revolving Line Utilization:	97.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Sure, I will do this.
Hello I have a few questions, First your Revolving Credit Balance: $27,618.00 and you want 32,000? Second how much are your monthly expenses? Is the income shown a combined income or a sole income? Can you also please list intrest rates and names of things that you are going to pay off with this loan? Thank you	"First your Revolving Credit Balance: $27,618.00 and you want 32,000?" Yes, this is accurate however there is no guarantee that I will get 100% funded also Lending Club charges fees which reduces what I actually get in hand. The interest rates of our debt varies and while I will not be saving much money on interest with this loan I would much rather normal folks make the money off the interest rather than greedy banks. I have two goals here, to be not only debt free, but eventually credit card free as well! Currently my wife does not work so all the income is mine, my wife my get a job soon (she has been looking) and when that happens we should be able to accelerate paying off this loan.
Hi I would be interested in investig in your loan, but as an investor I have a few questions before doing that: 1) What do you do at Bast Bath Store LLC? 2) Can you please answer the second question from member655426, please? 3) What was the reason of the debt and what are you doing differently to avoid to be in the same boat again? 4) If your wife finds a job what would be a reasonable income from her to bring in (you can give range) - Thanks a lot and good luck!	The reason we are in debt is that we used to lease a 2nd car and racked up credit card debt. That lease is over and we're sticking with our one car (it's been recently serviced so it will be reliable for quite some time). We also recently moved to a cheaper apartment to save even more monthly. With these savings we should be able to pay off the debt quickly as well as any additional income will accelerate debt repayment. She is expecting a job in the $25k - $35k range.
Hi, thanks for your response, as you know this is our hard-earned money on the line, we are not banks, no one will bail us out. Caould you please resepond to questions 1) and 2) please?	I am the CEO of Best Bath Store, LLC. I mainly do the marketing for http://www.BestBathStore.com but also assist with operations there. I take your trust in me very seriously and hope to pay this down quickly. Please note I've never been late on a payment to any creditor ever, and after getting this loan I should have no other outstanding debt so it will be very easy to manage. What other question did you have specifically? Thank you!
I am interested in funding your loan, but I a bit hesitant because you seem to be dodging a couple questions that have been repeated: 1) What are you monthly expenses? Rent, utilities, food, auto, medical and ins, etc. List all major monthly expenses please. 2) What do you do Best Bath Store? How long have you been there? If less than a couple years, what did you do previously and where? How long? Thank you!	I answered before but LendingClub blocked my answer as including "info that is too personal" so I will try answer as best I can without giving my job title. 1) rent: $1,531 ultils about $50 food and entertainment about $500 cable and internet $80 medical $675 auto ins $50 gas $50 $100 cell phone I own the car outright. So total expenses about $3,036 a month not counting interest payments on the credit cards which are about $500 but I often pay $800 - $1,000 to pay it off quicker. With this loan I'll have one easy monthly payment. When I get a raise and my wife gets a job I should be able to pay this loan off early. 2) I can't give you my job title as LendingClub blocks info this specific but my duties include marketing and operations. I have been there 5 years. Thanks!

Member Payment Dependent Notes Series 669335

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669335	$10,000	$10,000	14.17%	1.00%	February 22, 2011	March 1, 2016	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669335. Member loan 669335 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	department of homeland security	Debt-to-income ratio:	13.84%
Length of employment:	4 years	Location:	laredo , TX

Home town:
Current & past employers:	department of homeland security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/11 > This loan will consolidate different little debts i have, if all gos well i can pay it off in 2 years or less. Thank you for ur help.

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	31
Revolving Credit Balance:	$11,662.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi good morning i apologize for not answering you sooner. The pay off on the mortgage loan is $183445.09 the market value on it is 188000.00. Thank you for ur interest on my loan.
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Short term: (NUMBER YEARS PLEASE): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello sir, im a former marine as well. I work for the united states border patrol and customs. Im a border patrol agent im on atv's n patrol the rio grande river. my wife does not work she stays home with our 2 yr old son. If all goes well i would like to have the loan paid off in 2 yrs. Tku for ur interest on my loan. Semper Fi
Thank you for your service. I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	$46733.99 @ 16.24% mim/month $107.00 $ 646.54 @ 21.90% mim/month $ 25.00 $1286.53 @ 20.24% mim/month $ 48.00 $ 266.99 @24.50% mim/month $ 25.00 $ 910.00 no interes yet mim/month $70.00 i would like to use $400.00 to buy gear i will be travelling ut of state for a speacial training for my job in april. ill be in training for a month working 12 to 18 hr days it is with that money that i would like to cut this loan in half or more if possible. and an $400.00 for travel expenses or what ever i need once i arrive for training. $500 in a small savings and the remaining to buy my 2 yr old clothing for the summer. i hope this information is helful and thank you for considering to help me.
Hello! I am interested in funding your loan. Please describe the purpose of this loan and provide a detailed monthly personal budget, breaking out income and expenses. In addition, if this is a consolidation loan, please list the balance, APR, and min monthly payment of debt to be consolidated. Thank you!	My budget right now only leaves me $500/month since i always send extra to my credit cards trying to get them.paid off . Please dont take this the wrong way but i have already answered the questions about my debt, interest on them, and monthly payments are posted on my account (disclosure says that what i write can be viewed by investors). Thank you for ur.interest on my loan.

Member Payment Dependent Notes Series 669340

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669340	$10,000	$10,000	6.92%	1.00%	February 17, 2011	February 21, 2014	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669340. Member loan 669340 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Draftfcb ProHealth	Debt-to-income ratio:	11.45%
Length of employment:	2 years	Location:	NEWARK, NJ

Home town:
Current & past employers:	Draftfcb ProHealth
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/11 > This loan needed to consolidate credit card debt from necessary home improvement and high interest car and student loans.

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,014.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it that you do at your current employer?	I am a medical editor for a pharmaceutical ad agency in their medical education division.

Member Payment Dependent Notes Series 669378

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669378	$25,000	$25,000	17.88%	1.00%	February 18, 2011	February 21, 2016	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669378. Member loan 669378 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,292 / month
Current employer:	Goodrich	Debt-to-income ratio:	22.75%
Length of employment:	3 years	Location:	Detroit, MI

Home town:
Current & past employers:	Goodrich
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/11 > My annual salary is $85,500 with bonus $95,500.

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,678.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, I have no HELOC and the mortgage is approximately 155K. The market value of my home per zillow.com is 88K, however, it does not take into account the work that has put into the home. An example of this work is the kitchen remodel done in 2008. Overall, my goal is to get out of credit card debt which was a result of my MBA, death of a family member, and life changes. In addition, my goal would be to pay this off sooner than the 60 month term. Please let me know if you have any further questions. Thank you.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	I spoke with an LC agent and they said my income had been verified through my employer. I'm not sure what else to do. Do you have any suggestions?
Any additonal income not listed above? Can you list the debts (amounts) you are carrying and not just the ones you would like to consolidate?	Rental income is $1,050 Debt amounts outside of whats in the 25K equals $310/mth.
Hello. Please describe the reason you are consolidating your debt and what benefit this particular loan would provide. Also, Is it your intent to close some of your open credit lines?	The reason I am consolidating is because it will be cheaper over the next three years to consolidate versus paying off my debt individually. Overall the loan will allow me the opportunity to make one monthly payment and free up more monthly income which will aid in executing my plan. My intent is to be out of most debt (excluding my mortgage) within the next three years. My intent is to close most of my lines of credit, leaving two lines open for major life events.
Can you please list the debts you wish to pay off with interest rates. Ex. Credit Cards, Student Loans, Personal Loans , etc...	Credit Cards (interest rates between 19-24%) and personal loan (16%) will be paid off with this debt consolidation. I'm hoping this is what you were seeking but if not please let me know.
As to your comment on: "My intent is to close most of my lines of credit, leaving two lines open for major life events." Be careful when closing lines of credit, they can impact your credit score negatively. It is better to leave them open empty. Research this. Best wishes in your loan.	Thanks so much. I'll research it.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3..Are you the sole wage earner? Thanks.	1. Monthly net income: $4,662 2. Expenses: Mortgage - $1033 Phone - $65 Car Insurance - $84 Life Insurance - $80 Food - $100 Gas - $120 Credit Cards - $1500 Student Loans - $166 Association Fees - $290 Rent/Utilities - $450 3. I am the sole wage owner

Member Payment Dependent Notes Series 669409

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669409	$9,000	$9,000	7.29%	1.00%	February 17, 2011	February 21, 2014	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669409. Member loan 669409 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Leadership and Public Service High Schoo	Debt-to-income ratio:	12.09%
Length of employment:	6 years	Location:	Staten island , NY

Home town:
Current & past employers:	Leadership and Public Service High Schoo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/11 > Hello, I am trying to get rid of my credit cards because I do not want to always be in debt for my entire life like my parents. My husband and I would like to have our first child within a year. I want to be in a better place financially for our future son / daughter. Thank you for looking at my loan and considering lending me the money to become credit card free!

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,606.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Besides the credit card debt you want to pay off, do you or your husband have any other debts (e.g. education loans, car loans, other credit card debt, etc.)? Wishing you the best.	I have a student loan from undergraduate school that is in the process of loan forgiveness because I work at a Title 1 school in NYC. Also, I have $7,000 left on my car loan which I pay each month. My husband has his own credit cards that he is not using at this time, just making payments on them to get rid of them as well. Thank you very much for considering me! Take care, Liza

Member Payment Dependent Notes Series 669421

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669421	$11,200	$11,200	10.37%	1.00%	February 18, 2011	February 21, 2016	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669421. Member loan 669421 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,343 / month
Current employer:	U.S. Army	Debt-to-income ratio:	14.55%
Length of employment:	10+ years	Location:	hagerstown, MD

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > i am planning to use the loan to consolidate bills i have always ad do always pay my bills on time my monthly budget is 800 for rent 150 for utilities, 357 for car loan and 300 for credit cards i am in the military wit over 20 years service and not eligable to retire yet

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	11
Revolving Credit Balance:	$10,027.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What isyour US Army: Rank? Pay Grade? Enlisted ETS? (Officer are "Indefinite") (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month, or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is to be FLEXIBLE. If Debt Consolidation, or CC Refi, more advantageous to accept a 85, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Type your answer hereI am A SFC/E-7.enlisted, indefinite(ETS date 2015) with 22 years in currently, eligable to retire but being transfered to GA. i am singlr and my base pay is 4343 a month. but i also get seperat Rats/ and BAH. an additional 1400 a month. i intend to pay off before 5 years but not sure how early. and i am flexable and will accept 85 or 90 percent. thank you for ur questions hope i answered them
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	i am trying to refinance my credit cards. one has 4650 at 22.9% APR and the other has 6400 at 13 %APR
can you tell us about the delinquency that shows up on your report?	I co-signed a loan for one of my soldiers, he was late once and it shows up on my report. the loan is paid off now

Member Payment Dependent Notes Series 669436

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669436	$7,250	$7,250	5.42%	1.00%	February 16, 2011	February 21, 2014	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669436. Member loan 669436 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Greenwich Public Schools	Debt-to-income ratio:	16.26%
Length of employment:	6 years	Location:	New York, NY

Home town:
Current & past employers:	Greenwich Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	62
Revolving Credit Balance:	$9,360.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? Also, can you comment on the delinquency 62 months ago? Thank you.	Hello, I received a bank loan a few years back at an interest rate of 14.55%. The loan I took out from the bank years back was due to my father's financial difficulties and my assisting him with buying a car that he needed for his business. I am now married and looking to buy a home and would like to pay off this debt in a more timely manner than I would be with paying it back with a 14.55% interest rate from the bank. In regards to the delinquency on my credit report from 62 months ago, the only thing I can think of that it would be was from a student loan that my father was paying back for me while I was still attending college. I, myself have never missed a student loan, car payment or any other payment I am responsible for. Thank you for your inquiry.

Member Payment Dependent Notes Series 669492

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669492	$7,800	$7,800	7.29%	1.00%	February 16, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669492. Member loan 669492 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	union pacific railroad	Debt-to-income ratio:	13.92%
Length of employment:	10+ years	Location:	Mercer, MO

Home town:
Current & past employers:	union pacific railroad
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,967.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at union pacific railroad?	Type your answer here.Inspect track I have 99 miles I take care of will be starting my 38 year this coming july
Hi. What specific debts do you plan to consolidate with this loan? Thank you.	Type your answer here.AT&T & chase & U S Bank credit card

Member Payment Dependent Notes Series 669498

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669498	$12,000	$12,000	18.25%	1.00%	February 17, 2011	February 21, 2016	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669498. Member loan 669498 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Lee County Board of Commissioners	Debt-to-income ratio:	8.21%
Length of employment:	1 year	Location:	Bonita Springs, FL

Home town:
Current & past employers:	Lee County Board of Commissioners
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/11 > We are planning to get married this year. We have tons of family and friends and were unaware how much an endeavor like this would run. Usually the father of the bride would be sponsoring this event, but he lost his job and my parents can't afford anything. We are left to pay for this once in a lifetime day by ourselves. We both have two full time jobs. I work at a hospital as a Paramedic, and for the county as an Emergency Medical Technician. She works at the hospital as an ER technician, and at a software technology business as an Office Manager. Paying off this loan will not be a problem. The problem is not having this money up front. We will give any and all information required. (i.e. paystubs, letters signed by current employer, etc.) If you would like to talk with me personally, I have listed my phone number as well. Thank you for your time, and we hope you will consider funding our future together. Richard and Collette Borrower added on 02/09/11 > My fiance and I plan to get married this year. Our parents, due to the economy, are unable to help with this expense. It's our once-in-a lifetime day, and I want it to be memorable for her. We both have two full time jobs. I work as an Emergency Medical Technician, and as a Paramedic in the hospital. She works as an EMT at the hospital and an Office Manager for a technology company. We are extremely responsible with our money, and have done a lot of research and budget analysis before applying for this loan. We know that you, as an investor, have to put your trust in us. We want you to feel rest assured that we are more than capable in investing in our future together. Thank you for taking the time to read over our loan request.

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	8	Months Since Last Delinquency:	21
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Lee County Board of Commissioners and where did you work prior to that?	Hello CriticalMiss, I actually have two full time jobs. I am an Emergency Medical Technician for Lee County Board of Commissioners. I respond to medical calls and transport patients to the hospital via the ambulance. (i.e. heart attacks, illness, etc.) I also work as a Paramedic in the Emergency Room where I assist Nursing staff with patients, insert IV's, administer medication when necessary, etc. Prior to the I worked as a firefighter at Alva Fire District for two and a half years. Then I went to Iraq for a year as firefighter/EMT (contracted). When I returned home, I went back to school to earn my Paramedic license. I then received a job offer for the two locations I am at now. Hopefully that gives you a good overview of my history. If you have any more questions, please don't hesitate to ask. Have a blessed day! Richard
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is fiancee's income included in your reported Gross Income Per Month? If is not included, what is future household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. More advantageous to accept the 80, 90 percent partially funded loan because after 6-months of on time payments, you're automatically eligible to relist the loan's unfunded $ amount or you can list new loan purpose and $ amount to payoff wedding debts.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hello, I have two positions. My first is an Emergency Medical Technician where I drive the ambulance and answer emergency calls (i.e. illness, car accidents, fainting, heart attacks, etc.) My second position is in the Emergency Room as a Paramedic where I assist nursing staff with patients, inject IV's, administer certain types of medication, care for patients, etc. In answer to your second question, no her income is not listed. Our future total gross income (yearly) will be around 98,000. The total length of time we will want to pay this off is 2-3 years. We do not expect to get 100% funded. We investigated this website for a little while before joining, and realize its not realistic to expect to get everything you are asking for. We would be fine with 60pct funding. I agree with you; flexibility is definitely the key. I hope that I have answered all your questions. If you have any others, please don't hesitate to ask. Have a great day! Richard
Hi, just had a quick question regarding your loan: - Does your fiancee have any debt (either credit cards, auto loans, home loans, or other)? Thanks, and best of luck with your loan.	Hello, My fiance has a credit card with her bank with a limit of 500.00 of which none is used. Also, a ge money credit card for healthcare use only with a 3000.00 limit of which 500.00 is used. She does not have an auto or home loan. Hope this answers your question. Have a great day! Richard
I hope your joys are doubled and your troubles halved. Your offer to talk to us personally is appreciated - however Lending Club rules do not allow contact information to be shared between borrowers and investors. As you start out your life together will you be using one of the free financial management tools online, such as yodlee.com or mint.com?	Yes, in fact right now I am a member of mint.com and have had my account since 2008.
Congratulations on your wedding plans! Can you comment on the two delinquencies on your record in the last 2 years?	Hello, Thank you very much! In regards to the delinquencies: For the first, I was in Iraq (as a contracted firefighter/EMT) and had no access to internet or phone to make a payment for an extended period of time. As soon as internet and phone was made available to us again, I made the payment immediately. For the second, I was no longer using my credit card (there was no balance), but the company was still charging an identity fraud protection insurance (every month) that I was unaware of. I have since taken care of this matter. I hope this helps. If you have any other questions please don't hesitate. Have a great day! Richard

Member Payment Dependent Notes Series 669514

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669514	$18,550	$18,550	13.43%	1.00%	February 23, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669514. Member loan 669514 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	13.35%
Length of employment:	9 years	Location:	Darien, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Whose debt will you be consolidating? Your credit report shows $20 in revolving debt. Please list all of the debts you'll be paying off one by one, including interest rates, balances, and monthly payments. For example: "Credit Card 1, $2000, 20%, $100/month." What is your job and how stable is it? Thanks.	personal credit card: $9700- 100%; and business related credit card: $7000- 100% via personal loan from me. Plumbing contractor - nine years in business - first six-seven years very good; last two years felt the hit of an unstable economy - business looking up - want to get rid of debt from last two years
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Also, I noticed that you did not give a place of employment. So are you retired or self-employed? Thanks, Ron	Personal credit card debt - $9700. No personal loan debt. Self-employed plumbing contractor for nine years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage balance approx. $310,000. Don't know what HELOC is so I believe it does not apply. House just appraised at $305,000.
If you don't mind me asking, what are you going to put the extra 8800 towards?	Pay off a business credit card that has a total balance of $7000.

Member Payment Dependent Notes Series 669521

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669521	$13,000	$13,000	7.29%	1.00%	February 18, 2011	February 21, 2014	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669521. Member loan 669521 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,875 / month
Current employer:	National Government Services	Debt-to-income ratio:	14.76%
Length of employment:	3 years	Location:	EAST SYRACUSE, NY

Home town:
Current & past employers:	National Government Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/11 > Loan will be used to consolidate the debt on two credit cards. these two cards equal more than 95% of my credit debt.

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,368.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for National Government Services?	Official title is Field Supprt Technician. I do technical support (Computer hardware, software, networking, etc.)
Hi. What specific debts will you consolidate with this loan? Thank you.	I have two credit card debts that I would like to consolidate to take advantage of the better interest rate.
What is it you plan on using the requested funds for?	I will be using it to pay off two credit card debts. This would give me a much better interest rate that if I continued to pay off each credit card separately.
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	The two cards that will be paid off is my AMEX Starwoods and my BoA card. The AMEX has a balance of about $6000 and the BoA card about $7000. One card has a 14.99% interest rate while the other is 16.99%. Any other open lines of credit I have have either a zero balance or less than $100 charged to them. The only exception is one store card that, although it is in my name, it is used by my wife.

Member Payment Dependent Notes Series 669546

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669546	$24,000	$24,000	18.62%	1.00%	February 22, 2011	February 21, 2016	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669546. Member loan 669546 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,753 / month
Current employer:	John Stagliano Inc	Debt-to-income ratio:	16.77%
Length of employment:	10+ years	Location:	Granada Hills, CA

Home town:
Current & past employers:	John Stagliano Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > Over 2 years ago I decided to pay down my debt. I made the mistake of canceling consumer credit cards before they were paid off and my interest rates were hiked obscenely (some over 27%.) This has deterred me from completely bringing this balances down. My goal is to pay off my cancelled credit cards first then other higher interest credit cards. I will then choose one account at a time to pay off with a higher payment until all my consumer debt is gone. We have recently stared a 401K plan at work and eventually I will be able to use savings to add to my retirement portfolio. Thanks for your interest. Borrower added on 02/17/11 > Chase Visa 29.99% United Visa 27.94% I will add more info as I have time to look it up.

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,035.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for John Stagliano Inc?	I run the publication department. Manage overhead and coordinate some production.
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 percent partially funded loan and pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I am a department head and manage production, employees, AR and AR. My husband is self employed so his income varies, thus it was not included in my yearly income. His ranges from $50,000-$150,000 per year. My goal is to pay off higher interest rates accounts 1st (especially those that I've already closed) and then sytematically pay down credit with higher debt ratio. I chose the 5 year plan but am hoping to pay back the entire loan between 3-4 years. I would be willing to accept a partial loan. Thanks for your interest.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Thanks for this insight. I will look certainly look into it.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance on loan is $489,000 Current value on home is Approx $350,000
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Also, list each of your debts which will not be paid off and indicate your current monthly payment on each. Thank you.	I'm at work so i will have to get back to this question when I have access to all my accounts
I received an email notifying me that you answered my question, but I can't find the answer here, so I'll ask again. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	I sent an email to customer service and they said they will let me know how to send my verification.
Right now I am just browsing to determine which accounts I want to invest in. I plan to invest within a day or so with you. I understand the "mistake" . Actually the bank's greedy actions would have send the interest anyway.	Thank you for your interest. I understand that the banks need to make their money but I was shocked at how far they went.
I know you were at work on the 8th, but could you answer the prior question which I will repeat below. Thanks. Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Also, list each of your debts which will not be paid off and indicate your current monthly payment on each. Thank you.	Thanks for writing back I was uncertain how to re-answer a question. I plan on paying off accounts that I've closed 1st including a Visa for $4,200.00, a second Visa for $6,000.00 I also plan on paying off approximately $4,000 in combined department store, costco and gas cards. The remaining amount of the loan will go toward my four biggest debts Amex $15,000, Discover $10,000 Wells Bank Visa $16,000 and Chase Visa $11,000 since these are at a better interest rate.I will choose the largest account with the highest interest rate to pay off first with the $2,000 plus a month savings that the loan will afford me. My goal is to have these additional debts paid off within 2-3 years. I handle utilities, insurance and childcare out of household expenses and my husband pays our mortgage. Remaining monthly payments will be $440 Chase Visa, $500 Wells(bank Visa) $233 Discover and $300 Amex, I will be paying more on the Wells card first. I hope that answers your question.
Thanks for the additional info on the balances. You may, as a reply to this, want to list the APRs for the debts you will be paying off instead of the more general "obscenely high rates." How this payment will compare to the payments you are now making to back up the idea this will be saving you 2,000 per month. We as potential lenders only get a bare bones credit summary with no unique identifying information. Thus the "loan description section" and your detailed answers to people's questions are important in selling yourself to get your loan funded. Some people on here say they want to refinance and list APRs on their credit cards that are lower than the loan they are applying for, or other fishy things such as borrowing at 11% for a "sure investment" or to increase cash reserves as a safety net. We need to see your logic to make sure you are a rational person who should be saving money with the loan and be able to make the payments with ease given the payments you were previously making on the credit cards. Good luck.	Thanks for your continued interest. I can give you some information right now, but I do not have access to all of my accounts from work.This weekend I should have some time between Girl Scouts and housework to sit down and give more specific details regarding my monthly payments and interest rates. I was able to view online a couple of cards. The Wells Visa has a 21%-23.99% interest rate depending on what the charge is. My Amex has a 16% rate for pay over time charges. I have discontinued this feature on the card and only pay in full on any new charges. This however is not one of the cards I am paying off with the loan as it currently has a lower interest rate then the loan. This will be paid off in the secondary tier of my repayment plan. If you can tell me a way to revisit a question and expand on it after it has been answered that would be helpful. If not I could list this information on my account page once I have it all in front of me or you can ask again next week.
Could you advise how secure your position is? If I am not mistaken, there have been reports about the industry you work in being in terrible shape and many production companies scaling back/laying off? I noticed you have been employed for 10 years, but could you give potential lenders additional assurance that your position and salary are not in jeopardy of being eliminated/reduced. Thank you.	The reports of the business' demise are greatly exaggerated. Several smaller companies have closed down, but most were quick start ups with out longtime reputation. The company that I work for has been in business for over 25 years. I have worked at the company since 1999 and was affiliated to them through my previous place of employment for seven years prior to being hired here. My department has just expanded it's product line as has our parent company.I am a department head, and although no one is indispensable, my position requires that I handle several different duties. The company would be hard pressed to run it without me. In the last two years the company has cut some positions, mostly shippers and office staff when we consolidated from two office buildings into one. My current staff and I were not a part of this downsizing.
Hello I just want to say that I am investing in your loan. I have been where you are and know what it's like. I know you won't take advantage of any of the people funding your loan.	I have always paid back my debts. One of the reasons I came here was because I was unable to get a loan through traditional means and I absolutely did not want to default on my credit cards regardless of the high interest rates. Thanks for your understanding and investment!

Member Payment Dependent Notes Series 669564

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669564	$16,000	$16,000	11.11%	1.00%	February 22, 2011	February 21, 2016	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669564. Member loan 669564 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Market Source	Debt-to-income ratio:	20.19%
Length of employment:	1 year	Location:	Kenmore, NY

Home town:
Current & past employers:	Market Source
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/11 > FYI. For consideration, this loan is specifically for paying off three (3) credit card bills with higher interest rates. I have managed an impeccable credit history for my entire credit file, and do not feel the APR's the credit cards are charging with the new laws are something that someone with my excellent credit should be paying. Additionally - I was a Financial Services Manager, for 17 years, prior to this current position, which highlights my skills in assisting others to achieve the same stature I gained in my prior position. Thank You!

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,876.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Market Source and where did you work prior to that?	Type your answer here.I am a account development specialist for MarketSource. Prior to that, I worked as a Financial Service Manager for 17 years for 2 of the largest Ford dealerships in my area.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Type your answer here.Citibank, 8000., cap. One 6000, discover 3000. Always pay more then the min. Typically 200. Each. Will pay all 3 off with this loan. APR 's are variable now, since the new legislation.
Could you please verify your income with LendingClub?	Type your answer here.My income is verified with Lending Club.
what are the rates on your credit cards and your income still does not come up as verified so you may want to check on it, I would love to help you out.	Joe- my one credit card has gone from a balance transfer offer of 5.99 - to 14.99 and 200.00 dollar payments every month consist of 94.00 in interest. I think this is completely obscene for someone with my creidt file. The other 2 cards are coming due on the balnace transfer offer expiring, and due to the new legislation, I am certain to expect the same. having a 400.00 a month payment - is 200.00 cheaper then what i am currently shelling out to the credit cards. As far as the income goes - I have heard nothing from Lending Club regarding non-verification, therefore this portion of your question will go unanswered..sorry..

Member Payment Dependent Notes Series 669574

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669574	$18,225	$18,225	14.91%	1.00%	February 18, 2011	February 23, 2014	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669574. Member loan 669574 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Chef Geoff's	Debt-to-income ratio:	22.27%
Length of employment:	< 1 year	Location:	Alexandria, VA

Home town:
Current & past employers:	Chef Geoff's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > $17,000 Total Debt Spread over 5 credit cards. (Discover, 2 MasterCard’s, Citibank, CareCredit) Interest Rates: 23%-29% Monthly Minimums: Discover, $160 2 MasterCard’s, $190 Citibank, $80 CareCredit $85

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,230.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, can you tell us which debts you'll be consolidating(creditor & amount, eg. BoA CC & 2500), their APRs and their monthly minimum payments? Also, what do you do with Chef Geoff's? Finally, what did you do and how long were at your previous place? Thanks - telling us more about the loan and your income will help you get your loan funded much faster.	I am currently working for Chef Geoff???s Restaurants as an Event Planner. Prior to that I worked for Marriott International as an Event Planner for 3 years. $17,000 Total Debt Spread over 5 credit cards. (Discover, 2 MasterCard???s, Citibank, CareCredit) Interest Rates: 23%-29% Monthly Minimums: Discover, $160 2 MasterCards, $190 Citibank, $80 CareCredit $85
Describe your budget & how much per month is left over for debt repayment. Do you use Mint.com or other budgeting software?	We started using mint.com a few months ago and it has been immensely helpful in keeping track of our budget. I am married so these numbers are for our household. Also, these are the averages for the last year, our income and expenses vary a small amount month to month. Home, i.e. rent, toilet paper, laundry detergent ect. $1220 Cars, i.e. payments, gas, service ect. $928 Food, groceries and Restaurants $642 Student loan payments $614 Shopping, i.e. clothes, books, dvds, dog supplies ect. $321 Misc, i.e. birthdays, holidays, mini-vacations, haircuts, ect. $350 Electricity, TV, Netflix, Phones, Internet, ect. $300 Minimum credit card payments (we usually manages to pay about $850 20% over the minimum) $705 Total average monthly expenses: $5080 Total average monthly income after taxes: $5225

Member Payment Dependent Notes Series 669575

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669575	$4,800	$4,800	5.42%	1.00%	February 16, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669575. Member loan 669575 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Stonehedge of Chittenango	Debt-to-income ratio:	20.07%
Length of employment:	1 year	Location:	Fabius, NY

Home town:
Current & past employers:	Stonehedge of Chittenango
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,793.00	Public Records On File:	0
Revolving Line Utilization:	21.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 669579

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669579	$30,000	$30,000	18.25%	1.00%	February 23, 2011	February 21, 2016	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669579. Member loan 669579 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	pierce county	Debt-to-income ratio:	8.88%
Length of employment:	10+ years	Location:	spanaway, WA

Home town:
Current & past employers:	pierce county
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/11 > personal loan to pay off credit cards and maybe buy a car.

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	72
Revolving Credit Balance:	$19,570.00	Public Records On File:	1
Revolving Line Utilization:	83.50%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 669735

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669735	$2,000	$2,000	7.29%	1.00%	February 23, 2011	February 21, 2014	February 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669735. Member loan 669735 was requested on February 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	n/a	Debt-to-income ratio:	0.85%
Length of employment:	n/a	Location:	Isabella, MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,108.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 670022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670022	$30,000	$30,000	18.99%	1.00%	February 22, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670022. Member loan 670022 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,667 / month
Current employer:	DynCorp International	Debt-to-income ratio:	5.67%
Length of employment:	10+ years	Location:	MUSKEGON, MI

Home town:
Current & past employers:	DynCorp International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	23
Revolving Credit Balance:	$20,731.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is current employer? and What is your position (BRIEF job description) with employer? (2) Is fiancee's income included in your reported Gross Income Per Month? If not included, what is future household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. More advantageous to accept an 80, 90 percent partially funded loan because after 6-months making on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount and payoff the remaining wedding debts.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hi, 1. My current employer is DynCorp International. I am a mechanic/manager for a contract field team of aviation mechanics, maintaining rotor and fixed wing aircraft. 2. Fiance's income is not included, but expecting $60-$70,000 per year from her side. 3. I intend to pay off the loan in as little as 1-2 years, but prefer to keep the interest down. 4. Would prefer full requested amount, but of course partially funded loan 85-90 percent is OK, I am flexible. Thank you for your consideration.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Thank you for the advice. I'll do that now.
Do you have a detailed budget for your wedding? Weddings have a way of running over budget. Have you obtained estimates, and made a plan? Does this include the honeymoon also?	Hi, Yes, everything from the flower arrangements to rings and shoes has been planned and arranged for the potential loan, down to the very penny. The wedding will be very simple but very nice and the remainder we've already budgeted out will go towards the new apartment, which has already been picked out and falls within our budget from the loan, and a small efficient new car with a good warranty, which has also been budgeted including tags, insurance, gas economy, etc. The honeymoon, we promised ourselves, will not be until we pay off the loan, which we have projected to be completed in 18-19 months. Not plugging software, but Quicken has become my new best friend, and it's budgeting applications are excellent. We will definitely not be over budget for this. Thank you for the question.

Member Payment Dependent Notes Series 670083

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670083	$14,900	$14,900	10.37%	1.00%	February 22, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670083. Member loan 670083 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Miami-Dade County Public Schools	Debt-to-income ratio:	22.72%
Length of employment:	10+ years	Location:	Miami, FL

Home town:
Current & past employers:	Miami-Dade County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,385.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 percent partially funded loan and pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1) I am an administrator and have been in this position for the past 7 years. 2) I am single and my annual gross income is about $63,000. 3) I chose the 5 year to make the payment more comfortable for myself but would hope to have it paid off in 3 to 4 years. 4) If 60% of the loan was funded, I would have to look at the terms of the loan and the payment amount, because I was trying to consolidate my accounts and that amount would have to be feasible in me reducing my payments which is my goal. Thank you.
What do you do for Miami-Dade County Public Schools?	I am an administrator in the district office.
Hi I am interested in funding part of your loan. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hello, I have a line of credit at 9,900 (10.49%) and a credit card with a $5000 (13.24%) balance. The balances went high with my using them and trying to keep up with the paying off what I spent, but not realizing that I was getting behind until it was too late. I have a net income of $3600 per month which includes my mortgage of $1474. I am hoping to use this loan to pay off those credit cards faster than it seems that they are moving now. Thank you.
If you don't mind, I have some brief questions for you regarding your loan. Thank you for your help. How much do you have in terms of liquid savings/investments? Could you list your monthly expenses by type & amount (mortgage/rent, car, other existing debt, utilities, insurance, phone, internet, food, gym, childcare costs)? Since you chose to get a 5 year loan, how long do you expect to take to pay off the loan? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thank you again for your help, and I look forward to funding your loan.	I have savings of about $3000 along with a couple of retirement accounts. Monthly expenses include: - mortgage 1450 - car 450 - car ins. 150 - insurance 50 - student loan 80 - utilities - about 100 phone, internet, cable - 150 food - 100 I did choose 5 years to make it more affordable however, I look forward to paying it off in about 4 years. I have no children
Thank you for your help. I have one additional question if you don't mind--how much are your current monthly payments on your credit cards? I was just wondering since you don't have them listed as part of your monthly expenses.	Sorry about that. They currently add up to 510 per month. That is why this loan would be a great help to me.

Member Payment Dependent Notes Series 670124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670124	$20,000	$20,000	17.51%	1.00%	February 22, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670124. Member loan 670124 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,373 / month
Current employer:	Get Fresh Sales, Inc	Debt-to-income ratio:	15.97%
Length of employment:	3 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Get Fresh Sales, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1977	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,058.00	Public Records On File:	1
Revolving Line Utilization:	73.10%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total owed on my home is $163720.00. The valve on home is estimated at $200,000.00. I live in the Summerlin area of Las Vegas. It is a very well maintained master plan community and desirable area to live in.

Member Payment Dependent Notes Series 670133

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670133	$33,000	$33,000	16.77%	1.00%	February 22, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670133. Member loan 670133 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,959 / month
Current employer:	n/a	Debt-to-income ratio:	20.04%
Length of employment:	n/a	Location:	Puyallup, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,285.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, 1099 etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Hi, The account I will be paying off has balance of $31678.84, APR of 15.24% and a minimum monthly payment of $655.00. It is a credit card and I am currently paying +/- $1000.00 per month on it. On 2/10/2011 I provided LC with 2008 and 2009 1040's and all income statements from 2010 (1099's, I receive no W-2's), I haven't filed 2010 1040 yet. Please let me know if you require further information.
No sure why you are asking for a loan that will cost you more money. If you continue paying your $1000 a month your credit card will be paid off in 41 months. If you take out this loan and pay $1000 a month it will be paid off in 45 months. I suggest keep doing what you are doing and you will be out of debt in 41 months. Good luck!	The credit card company states that at the current rate it will take +/- 6 years to pay it off. Also, the amount of interest saved will be quite a lot.

Member Payment Dependent Notes Series 670159

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670159	$25,450	$25,450	18.62%	1.00%	February 22, 2011	February 23, 2016	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670159. Member loan 670159 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Digital Art Solutions	Debt-to-income ratio:	9.90%
Length of employment:	6 years	Location:	Mesa, AZ

Home town:
Current & past employers:	Digital Art Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/11 > Trying to pay off some credit cards that have been hovering over my head the last few years. I am paying about 800 a month in debt so the requested monthly payment will not be a problem. I cant seem to lower the debt with the amount already being paid and paying it off in full seems to be the best option. Borrower added on 02/13/11 > I should beable to answer most of your question regarding my CC debt. Arizona Federal Credit Union - 7500 0 balance aval - 16% Bank Of America - 5000 0 balance aval - 21% NuVision Credit Union - 6000 0 balance aval - 16% Chase Bank - 5000 0 balance aval - 19% All Cards receive 200 dollar payments, the mins will range on each card because of balance. The min range from 100 - 200. Right now my other source of income is my wifes.

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	35
Revolving Credit Balance:	$10,082.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) In the data provided by Lending Club, you had one delinquencies 35 months ago. Is this accurate? If yes, can you provide some color on the events that lead to these? No need to get too personal. I would like to know ascertain whether steps have been taken to avoid this in the future. This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	I have submitted all of my information to verify employment as well as income to Lending Club. All cards have a 0 available and payments range from 100 - 200. Arizona Federal Credit Union - 7500 - 16% Bank of America - 5000 - 21% NuVision Credit Union - 6000 - 16 % Chase Bank - 5000 - 19%
Hi, can you tell us which debts you'll be consolidating(creditor & amount, eg. BoA CC & 5000), their APRs and their monthly minimum payments? Also, what do you do with DAS? Thanks - it'll help you get your loan funded much faster.	All cards have a 0 available and payments range from 100 - 200. Arizona Federal Credit Union - 7500 - 16% Bank of America - 5000 - 21% NuVision Credit Union - 6000 - 16 % Chase Bank - 5000 - 19% I am the system administrator for DAS.
Hi, can you tell us which debts you'll be consolidating(creditor & amount, eg. BoA CC & 2500), their APRs and their monthly minimum payments?	All cards have a 0 available and payments range from 100 - 200. Arizona Federal Credit Union - 7500 - 16% Bank of America - 5000 - 21% NuVision Credit Union - 6000 - 16 % Chase Bank - 5000 - 19% I plan on paying all of the debts off.
can you list the credit card balances and interest rates you have on those? Thanks. Pepe	All cards have a 0 available and payments range from 100 - 200. Arizona Federal Credit Union - 7500 - 16% Bank of America - 5000 - 21% NuVision Credit Union - 6000 - 16 % Chase Bank - 5000 - 19%
Hi, I would be interested in investing in your loan, but have a few questions first: 1) What do you do at Digital Art solutions? 2) Could you please list all of your debt (balance, APR% and minimum payment would be great) and indicate which ones are you planning to consolidate 3) What was the reason of the delinquency 35 months ago? 4) Does your family has an other source of income other than included above? 5) Could you let me know how much is your mortgage (inc. HELOC) and how much is the value of your home (zillow is ok) Thanks a lot	I am systems administrator for Digital Art Solutions. All cards have a 0 available and payments range from 100 - 200. Arizona Federal Credit Union - 7500 - 16% Bank of America - 5000 - 21% NuVision Credit Union - 6000 - 16 % Chase Bank - 5000 - 19% I plan on paying all of my debt off. My wife works and that is the other source of income. My mortgage is 1010 a month, zillow says its worth 133500. http://www.zillow.com/homedetails/5865-E-Grove-Ave-Mesa-AZ-85206/71605410_zpid/
Hi there. Could you explain why you are requesting a loan for ~25k when according to your application you only have ~10k in revolving credit card debt? Thanks.	My wife has the remainder of the debt.
Hi, A couple questions - 1) What is you and your wife's net monthly income? 2) What is the balance on your mortgage and what is your house worth (use zillow.com if you don't have a recent appraisal). Any 2nd mortgages or HELOCs? 3) What is the delinquency 35 months ago a result of?	My wifes income is 1800 a month. Zillow says the value is 133500, I owe 145000. No second morg and I had an identity issue that I struggled with on my credit report.

Member Payment Dependent Notes Series 670178

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670178	$30,000	$30,000	18.25%	1.00%	February 22, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670178. Member loan 670178 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	UI Foundation	Debt-to-income ratio:	20.05%
Length of employment:	10+ years	Location:	Champaign, IL

Home town:
Current & past employers:	UI Foundation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/11 > I am taking this loan to pay off credit cards and then close those accounts. I would like to get out of debt! Borrower added on 02/08/11 > I want to pay off debt and discontinue use of credit cards. I plan to close the cards I am paying off. Borrower added on 02/11/11 > Member_833451 please ask your question again. Thank you. Borrower added on 02/11/11 > Member_833451 please ask again.

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1980	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,197.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	I called Lending Club and my income will be verified in 2-3 days. Thank you!
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with current employer University Illinois Foundation? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 335. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 percent partial funded loan ($24K - $27K range) and pay off the higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I manage the user support group for IT department. Our group does training for advancement professionals at university, as well as user support. Only my income is listed in the gross income per month. My goal is to pay off the loan in less than 5 years, hopefully 3-4 years. If my loan is not fully funded, yes I will accept partial loan. Thanks for the question.
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Yes, I will post this information this evening. My cash flow will improve but more importantly the balances will be paid off in 5 years or less. As it is right now some of the interest rates are quite high and so it's difficult to make significant dents in the principal. That is what I am most interested in - getting rid of all of my debt entirely. Thanks for your question and your interest.
Hi, couple questions: 1) Can you provide your total net monthly income and your total monthly expenses? 2) What is your mortgage balance (including any 2nd mortgages or home equity lines of credit on the home), and what is the home worth (you can use zillow.com if you do not have a recent appraisal value)? Thanks for your response, and good luck with your debt consolidation!	Net monthly income is $4600 - some months it is $5000 when we host international students in our home (university town) - we do that about 7 months out of the year. Monthly expenses are $2875 including the ones I want to consolidate. Mortgage bal is $157,700 - home valued at $182,000 (recent appraisal). Thank you for your interest.
Thanks for your response, I'll be helping to fund your loan today!	Thank you!
Since this is a debt consolidation loan, please list each line of credit you have, the amount owed, the interest rate, and the amount you pay monthly. Also indicate which you will be consolidating using this loan.	$10,000,$9453,19.2%,200;$5,000, $4927, 27.99%,102; $8,000, 7000,23.24%, $222; $10,000,2400, 12%, $90.22; $1500, $900, 23.99, $32.00;$1800, $1456, 21.24%, 42.00; $700, 518, 21.24. 20. $3500, $800, 23.99%. $50;$1000. $600, 22.99, $25.00. I would pay off all of these if fully funded. I have one more balance of $7700 that I would apply the $1500 left if fully funded - however, that interest rate is much lower at 9.99 and so is manageable. I have one additional balance of $6600 with an interest rate of 5.5 and I make $110 payments monthly. (line of credit is $10,000) Thank you for asking. 1500 600 18.99 50

Member Payment Dependent Notes Series 670192

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670192	$12,825	$12,825	16.77%	1.00%	February 22, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670192. Member loan 670192 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Montgomery Early Learning Centers	Debt-to-income ratio:	19.88%
Length of employment:	2 years	Location:	norristown, PA

Home town:
Current & past employers:	Montgomery Early Learning Centers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	75
Revolving Credit Balance:	$10,338.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses (rent, insurance, car, food, utilities)? What credit card debt do you have? Will this loan cover the debt?	Rent and utility combined is approximately $325 a month. I do not have a car loan. The loan for consolidating debt spread among 4 credit accounts. This loan will cover about 85% of all my debt.
How much are your monthly payments on the credit cards?	I pay about $600-$700 a month
please list your balances and APR on each credit cards thanks	$4408 - 1st Financial Bank - 29.99% $4014 - GE Money Bank - 19.99% $2915 - Wells Fargo Visa - 18.99% $1806 - AMEX - 26.99%

Member Payment Dependent Notes Series 670331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670331	$6,400	$6,400	14.54%	1.00%	February 16, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670331. Member loan 670331 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,382 / month
Current employer:	Eastway Corporation	Debt-to-income ratio:	10.68%
Length of employment:	2 years	Location:	SPRINGFIELD, OH

Home town:
Current & past employers:	Eastway Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	14
Revolving Credit Balance:	$10,184.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We currently owe $160,763.47 . We recently received a notice from the auditor that listed our house value at $189,000.
What was the reason for the delinquency 14 months ago? What is being done differently to avoid a repeat delinquency?	Since the delinquency, I have put all of my do dates in my outlook calendar and have not had a missed payment since then. I have also put many of our bills on automatic payment in order to ensure timely delivery. I will be closing out of these accounts once they are paid off and only intend on using one credit card.
please verify income	52,252 per year

Member Payment Dependent Notes Series 670353

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670353	$12,000	$12,000	15.28%	1.00%	February 16, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670353. Member loan 670353 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,955 / month
Current employer:	bass ac	Debt-to-income ratio:	14.19%
Length of employment:	10+ years	Location:	fayetteville, NC

Home town:
Current & past employers:	bass ac
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	66
Revolving Credit Balance:	$5,967.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	THE BALANCE ON MY HOME MORAGE IS 106,000.00. THE APPRASL ON MY HOME WAS 112,000.00.HOPE THIS HELPS.
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) In the data provided by Lending Club, you had one delinquency 66 months ago. Is this accurate? If yes, can you provide some color on the events that lead to these? No need to get too personal. I would like to know ascertain whether steps have been taken to avoid this in the future. This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	ONE ACCOUNT IS 8,000.00,AT 22%.THE OTHER IS 3000,00 AT ABOUT 18%.MY TAKE HOME PAY IS ABOUT 4,700.00 EACH MONTH.THIS ALSO INCLUEDS MY ARMY RETIREMENT CHECK.THE ACCOUNT YOU TALK ABOUT IS MY SON`S,WE HAVE THE SAME NAME.BUT THIS IS HIS SSAN/DOB;BUT I CAN NOT GET IT OFF MY CREDIT REPORT.BEEN TRYING FOR 6 YEARS. I HAVE ALWAYS PAYED MY BILLS,AND WILL KEEP MY BILLS PAID IN THE FURTURE.THANKS...
What are your monthly expenses (mortgage, utilities, food, car, insurance)? What are you paying each month on the credit card debt? Will this loan cover all debt?	MORTGAGE IS 725.00,250.00 UTILITIES,300.00 FOOD,600.00 CAR AND TRUCK TOGETHER.117.00 INSUANCE.CREDIT CARDS 12,000.00.I JUST WANT TO PAY ONE BILL FOR A PEROID OF TIME.NOT FOR EVER.THANKS...

Member Payment Dependent Notes Series 670403

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670403	$10,000	$10,000	7.29%	1.00%	February 17, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670403. Member loan 670403 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Barrett, Woodyard, & Associates	Debt-to-income ratio:	7.09%
Length of employment:	10+ years	Location:	Cumming, GA

Home town:
Current & past employers:	Barrett, Woodyard, & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > I need funds to pay down a Citibank credit card with an introductory interest rate that is expiring soon and avoid high interest charges. I have a secure job as an electrical engineer. For the past 11 years I have I have been employed by the same private firm in Atlanta in which I own company stock. I am never late with payments and will be determined to prove this loan as a safe investment. Thanks

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,945.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? Thank you.	Hello egal, I have a Citibank credit card with an introductory interest rate that will be increasing soon. I will use the loan to pay the credit card and avoid paying high interest charges. Thanks

Member Payment Dependent Notes Series 670409

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670409	$35,000	$35,000	18.99%	1.00%	February 23, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670409. Member loan 670409 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,667 / month
Current employer:	New York City Police Department	Debt-to-income ratio:	12.27%
Length of employment:	10+ years	Location:	East Rockaway, NY

Home town:
Current & past employers:	New York City Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/11 > We have applied for this loan so that we can pay off our high interest credit cards and have one monthly payment. We have also had a recent death in the family and will need to relocate. Our new location will not be as expensive as our current location so our hopes are to pay off the loan as soon as possible. We are a responsible hard working family. We are both employed and have been in our roles for over 10+ years. I work for a well known financial firm and my spouse is in law enforcement. Our hopes are to be fully funded!

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,759.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Have no issue on verifying income will wait to hear from Lending Club
I apologize if I have previously suggested the following: Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Lending Club is in the process of reviewing
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer NYPD? (Patrol? Admin? Support? Etc.) (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, (MORE than $21K) will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 percent partially funded loan ($28K to $31,500 range) and pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1 - Lieutenant, Traffic Management Center - Admin 2 - No spouse's income not included in reported total for this loan - Total Income gross per year is $180,000 3 - Looking to pay off the loan sooner 3-4 years, possibly 2-3 years...depending 4 - If it was more than $20,000 would still accept loan Thank you for your best wishes.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Amex Blue Balance: $15,677.64 - $390.00 paid monthly - Interest Rate is 18.24% Amex Blue Balance: $10,564.51 - $290.00 paid monthly - Interest rate is 16.24% Sovereign $15,155.28 - $350.00 paid monthly - interest rate 16% We are looking to pay off the largest balances and will continue to pay the remainder of the debt ourselves. Consolidating the payment will give us a chance to "catch up" so that it is one payment due instead of being spread out through out the month. Also there was a recent death in the family and we will have to relocate. This loan will enable us to pay for moving costs.
Explain relocate as to how this effects your job.	No effect, I will continue career. Only moving to a different neighborhood in the same county (Nassau).
FYI Most credit companies allow you to change the closing date for your cards to something that is more convenient for you to pay bills. Ex: Closing date just after a pay period. No reason for payments "being spread out through out the month". And email alerts makes it simple to pay.	Duly noted.
You do realize that this interest rate is higher than you currently pay - right? Quite often after debt consolidation, people run their credit cards right back up. Have you made a plan on how to prevent that from happening? For instance will you close these accounts, build an emergency fund, tighten your budget?	We will be closing the accounts and our relocation will enable us to tighten our budget and pay off this loan as soon as possible.
Why are you consolidating at an interest rate higher than any that you're currently paying? It seems to me that you'd ultimately save money by not consolidating (although your monthly payment would be $130/mo higher).	We would close out and pay off our current debt and the relocation would enable us to have more of a budget to apply more funds to this loan and pay it off as soon as possible.
You said that this loan will help you pay for moving costs. How much of this loan will you use for moving costs, and how much will you use to pay off your existing debt? Also, how does using this loan to pay off your credit cards help you? If you pay off the first Amex Blue and Sovereign debts and use the remaining $5k for moving, for example, then you'll have a higher overall monthly payment ($907 from this loan plus $290 from the other Amex Blue) as well as a higher overall interest rate. As another questioner said, you can always ask banks to move your payment dates to the same date. So how does this loan help you?	We will only be using $2000.00 to pay moving company and remaining will go towards debt.

Member Payment Dependent Notes Series 670431

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670431	$16,000	$16,000	17.51%	1.00%	February 22, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670431. Member loan 670431 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	vegas tunnel construction	Debt-to-income ratio:	22.05%
Length of employment:	4 years	Location:	las vegas, NV

Home town:
Current & past employers:	vegas tunnel construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/11 > I've never missed a payment on any of my other loans. My credit has been awesome ive already been approve for a house by myself just choice it wasn't for me to get one right now. im about to go slavery at my job for 120,000 a year. last year i made 133,000. hope i get the loan. Borrower added on 02/09/11 > It for a 4 seater sand rail. and i work in construction.

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,914.00	Public Records On File:	0
Revolving Line Utilization:	85.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Please do verify my income.

Member Payment Dependent Notes Series 670462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670462	$26,500	$26,500	16.77%	1.00%	February 22, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670462. Member loan 670462 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Harris NA	Debt-to-income ratio:	18.59%
Length of employment:	3 years	Location:	Gurnee, IL

Home town:
Current & past employers:	Harris NA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,923.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello! I am interested in your loan. Please describe the purpose of the loan and give a brief job description. If this is for consolidating debt, please list the debts you wish to consolidate, including outstanding balance, APR, and min monthly payment. Finally, please provide a detailed monthly budget, noting your monthly post-tax income and expenses (housing, insurance, car, food, entertainment, debt payments, etc). Thank you and good luck!	Good afternoon. Thank you for your interest in my loan. Please see below for the information you are looking for: Debts: Credit Card- $12500 @ 19.9% $410/m Line of Credit- $5600 @ 11% $99/m Credit Card- $4300 @ 22% $160/m Credit Card - $4100 @ 19% $140/m Post tax income per month- $2800 Mortgage- $1019 (piti) Auto Insurance- $78 Utilities (including phone and cable)- $300 Food- $200 HOA dues- $373/m Medical Bills- $95/m (total due at this time is approx $1200) Debt is due to a medical over the last 4 years. At this time, medical expenses have ceased but I still have outstanding debt. The debt accrued over the last years due to absences from work and medical bills. I have been able to make ends meet over the last 4 years (as my credit score will attest to), however, I would like to lower my monthly payments to ensure that this will continue. Please let me know if you have any further questions. Thank you
I would like to help fund your loan, but please answer the following question(s): 1) Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. 2) Briefly explain how debt was incurred, and how future debt will be avoided. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Good afternoon. Thank you for your interest in my loan. Please see below for the information you are looking for: Debts: Credit Card- $12500 @ 19.9% $410/m Line of Credit- $5600 @ 11% $99/m Credit Card- $4300 @ 22% $160/m Credit Card - $4100 @ 19% $140/m Post tax income per month- $2800 Mortgage- $1019 (piti) Auto Insurance- $78 Utilities (including phone and cable)- $300 Food- $200 HOA dues- $373/m Medical Bills- $95/m (total due at this time is approx $1200) Debt is due to a medical over the last 4 years. At this time, medical expenses have ceased but I still have outstanding debt. The debt accrued over the last years due to absences from work and medical bills. I have been able to make ends meet over the last 4 years (as my credit score will attest to), however, I would like to lower my monthly payments to ensure that this will continue. Please let me know if you have any further questions. Thank you
Hi there. Why do you want to refinance your line of credit which has a rate of 11% up to this loan's rate of ~17%? Thanks	I am looking to consolidate all debt into one payment. Also, this rate is variable has gone up 5% in the last 12 months. Thus I am looking for a fixed rate with a fixed payment.
Hi, could be interested in investing in your loan, but have a few quick questions first - 1) what do you do at Harris? 2) How much is your mortgage (including HELOC) and how much the current value of your home (zillow is fine) - please also let me know if your mortgage type is variable 3) I see your budget is a bit stretched, Is there any other source of income in your family other than your salary from Harris? 4) I saw that you made 3 credit inquiries in the last 6 months, can you explain those?	Good afternoon. Thank you for taking interest in my loan. Please see below for the information requested: Occupation- Banker Mortgage Bal - $124,252 (I only have a 1st mortgage) Current Value of home as of today is $123,500; this value has decreased because of a recent REO sale in my area. My mortgage is at a fixed rate; with how the economy has been going, it was smarter to lock in the rate rather than chance an increase in rate and payment after an ARM expired. The income that is listed is salary only and there is no additional household income. I make a small amount of commission per month but that amount varies. It is anywhere between $300-$1000 per month. I do not depend on my commission as this amount, as stated above, varies from month to month. The inquiries in the last 6 months were because I was going to co-sign for a loan for a sibling. My sibling found funds elsewhere and no longer needs my assistance to co-sign. Please let me know if you have any additional questions. Thank you.

Member Payment Dependent Notes Series 670527

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670527	$18,500	$18,500	16.02%	1.00%	February 23, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670527. Member loan 670527 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	n/a	Debt-to-income ratio:	8.29%
Length of employment:	8 years	Location:	bergenfield, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/11 > My parents were hit with some heavy flooding in Northern New Jersey a couple of months ago and homeowner's insurance only covered a portion of the repairs needed. I am applying for this loan to cover the remaining damage that desperately needs to be repaired.

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	13
Revolving Credit Balance:	$393.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am self employed. I am a distributor of wholesale produce.
What is the source of your income? To see how this loan's monthly payment will fit into your budget, please provide a breakdown of your monthly expenses. Please explain the delinquency 13 months ago on your credit history.	I am self employed. I have my own wholesale produce business. My monthly expenses are: $250 rent $400 health insurance $400 misc $100 phone $333 lending club I switched bank accounts and the delinquency was a reflection of the accounts not being recognized when the payment was due.

Member Payment Dependent Notes Series 670591

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670591	$20,000	$20,000	10.37%	1.00%	February 18, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670591. Member loan 670591 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$21,667 / month
Current employer:	Ebyline, Inc	Debt-to-income ratio:	7.66%
Length of employment:	< 1 year	Location:	Santa Clarita, CA

Home town:
Current & past employers:	Ebyline, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$129,183.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 670627

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670627	$12,000	$12,000	11.11%	1.00%	February 22, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670627. Member loan 670627 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	United Community Management	Debt-to-income ratio:	8.62%
Length of employment:	2 years	Location:	Plantation, FL

Home town:
Current & past employers:	United Community Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	48
Revolving Credit Balance:	$3,405.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. HOME IMPROVEMENT: what are you doing to your house? Do you have any savings that you are putting in as well or are you just borrowing to do the work. HOME OWNERSHIP As well, if you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	I am installing storm windows and upgrading both bathrooms and I am borrowing to do the work. The value of my home is $250,000 and the loan balance is $209,199, 5.5% interest rate and the monthly payment is $1,738.05. There is no line of credit attached. My gross per month is $5,833.33 and net is $4,726.08. My only major expenses per month is the mortgage payment and the car note which is $395 per month. Thank you for your interest in funding part of my loan.

Member Payment Dependent Notes Series 670629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670629	$26,000	$26,000	18.25%	1.00%	February 22, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670629. Member loan 670629 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,800 / month
Current employer:	northrop grumman	Debt-to-income ratio:	3.93%
Length of employment:	8 years	Location:	newport news, VA

Home town:
Current & past employers:	northrop grumman
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	67
Revolving Credit Balance:	$8,482.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 670673

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670673	$9,000	$9,000	20.85%	1.00%	February 17, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670673. Member loan 670673 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.54%
Length of employment:	< 1 year	Location:	Mountain View, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/11 > The business is currently earning about $4,000 per month, up from $2,000 last month. We are stepping up production to complete two apps per month rather than one every other month. All apps are in the same genre. We expect to be earning about $8,000 in March and double that in April. Our apps are good for kids, both girls and boys between the ages of 3 and 12. Borrower added on 02/14/11 > Please allow me to add, that my husband and I are doing this together, and he is very skilled and experienced as an IT Manager.

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	67
Revolving Credit Balance:	$6,534.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Nowhere in your description did you say why you need this money, or what it would be used for. Would you be able to pay off the loan even if your apps completely flop? Where is your income from? Do you have another job, or just the apps?	We need this money for cash flow purposes. The advertising income we receive from Apple takes two months to post, and we have apps in production, so the cash flow bind. The money will be used for production of more apps while we are waiting for revenue from advertising. All our artists are still with us and we are in high gear to produce three new apps for March. All our apps are in the same genre and same kind and produce similar income patterns. The iAd revenue from our current apps seems to be stable. Although we have some extra income, if the apps completely flopped we would have to get another job.
are you writing apps for android as well? How are you going to stand above your competition - do you have a plan for this? Thanks.	In our genre the other apps are not so geared for young kids, our apps are both made for younger kids and also the most stylish and creative. We also are the highest producers for children. Eventually we may add Android support, probably sometime this year. It's a good platform and lots of people are adopting it.

Member Payment Dependent Notes Series 670723

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670723	$12,250	$12,250	10.74%	1.00%	February 16, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670723. Member loan 670723 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	PL Engineering, P.C.	Debt-to-income ratio:	23.53%
Length of employment:	4 years	Location:	Roslyn Heights, NY

Home town:
Current & past employers:	PL Engineering, P.C.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/11 > I'll use the funds to pay off my high interest rate Chase credit cards (15.24% & 23.24%) & remaining Auto loan balance. I always pay the credit card payment on time, and my fixed monthly budget for Chase credit cards & auto loan is $ 500.00, and using this, I will cover the payment for Lending Club. I am working as a plumbing engineer, and I've been working at present company almost 4 years now.

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	22
Revolving Credit Balance:	$9,912.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tell us about the delinquency you had 22 months ago?	This delinquency is due to the late payment of my auto loan. On April, 2009, I paid two(2) auto loan payments for both March & April. This is the only one incident that happened to me to be late for any payments what I should pay. Thank you.

Member Payment Dependent Notes Series 670757

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670757	$21,000	$21,000	10.37%	1.00%	February 17, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670757. Member loan 670757 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Craters & Freighters Global Logistics, I	Debt-to-income ratio:	15.88%
Length of employment:	5 years	Location:	Queensbury, NY

Home town:
Current & past employers:	Craters & Freighters Global Logistics, I
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,436.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Thank you for your inquiry. Please note that this is purposly vague due to the public display of this inquiry. There will be two cards that will be paid off, average APR of 22%, total monthly payments of ~1000.00. Of course this is revolving debt, so it has been challenging at these interest rates to make a dent in this balance. I am in a secure Director level position with my company. I hope this clarifies, thank you for your interest in funding this request.
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Yes, the title to our home is in me and my wife's name. The current balance of our mortgage is ~298,000.00, no HELOC. Most recent appraised value (October 2010) is $425,900.00.

Member Payment Dependent Notes Series 670785

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670785	$10,000	$10,000	7.29%	1.00%	February 17, 2011	February 22, 2014	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670785. Member loan 670785 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,625 / month
Current employer:	VC999 Packaging SYS	Debt-to-income ratio:	14.44%
Length of employment:	10+ years	Location:	Ridgewood, NY

Home town:
Current & past employers:	VC999 Packaging SYS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,094.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan. Chances are that your loan would be fully funded more quickly if you do the following: 1) Explain the nature of your business; 2) Tell what the loan will be used for in the business - expansion, inventory, operating expenses, etc. 3) Give some compelling facts as to why your loan should be funded, especially regarding cash flow and profitability. The L.C. community wants to fund loans, but we need basic information to do it. We work hard for our money - we put our trust in you to repay it. Thanks in advance!	My business have to do with Packaging material, Strapping Material, use to tie every single box from all the meat purveyors here in NY, witch I'll buy and re sell it on the Meat Markets, is my field, i work every single day with my clients, selling them Packaging Materials and repairing their machines, I have the client vase and now the prices are going up, 2 weeks ago went up 8% increase and now in 2 more weeks 7% up is expected, the money will be used to buy the material at the current prices, the loan money will allow me to purchase 300 extra rolls with a 4% discount on pre pay materials, I will retain my CurrentJob with VC 999 Packaging, is my assurance of a Job that I exercise for the past 14 years, I always comply with my responsibility on time, if you have any farther questions, please do not hesitate to inquire, thanks for patronage, David
What sort of small business are you running? Will you be keeping your current job at VC999 Packaging SYS? Thanks!	My business have to do with Packaging material, Strapping Material, use to tie every single box from all the meat purveyors here in NY, witch I'll buy and re sell it on the Meat Markets, is my field, i work every single day with my clients, selling them Packaging Materials and repairing their machines, I have the client vase and now the prices are going up, 2 weeks ago went up 8% increase and now in 2 more weeks 7% up is expected, the money will be used to buy the material at the current prices, the loan money will allow me to purchase 300 extra rolls with a 4% discount on pre pay materials, I will retain my Job with VC 999 Packaging always, is my assurance of a Job that I exercise for the past 14 years, I always comply with my responsibility on time, if you have any farther questions, please do not hesitate to inquire, thanks for patronage, David

Member Payment Dependent Notes Series 670852

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670852	$25,000	$25,000	11.11%	1.00%	February 17, 2011	February 23, 2014	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670852. Member loan 670852 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	ASPEN VALLEY HOSPITAL	Debt-to-income ratio:	3.97%
Length of employment:	6 years	Location:	EL JEBEL, CO

Home town:
Current & past employers:	ASPEN VALLEY HOSPITAL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/11 > I work in Radiology performing xray/ct/us. I am a full time employee and have been with the same hospital since 2005. My job is consistent @42hrs/wk. My net is $4,500 per month and have a total living cost of $1,500 per month. This loan will allow me to pay off bills and to invest in stocks and bonds. I need to pay some bills, but do not want to take money out of my current investments. Thanks for your time :) Borrower added on 02/09/11 > I intend to pay off this loan within two years, possibly sooner. My gross monthly income is $6,000 and net is $4,500. My gross annual income is $72,000 and my wife brings in $36,000. Combined annual gross income is $108,000. I will accept this loan if it is 80% funded or greater, although 100% funding would be very nice :) This loan is mainly for investment purposes, although a few bills will be paid with it also. Thanks for your time and have a wonderful day :)

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,921.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Or Short term: (Approximate NUMBER years): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. More advantageous to accept the 80, 90 percent partially funded loan ($12000 - $13,500 range), because after 6-months of making your payments on time, you are automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hello, Thanks for your interest in my loan. My wife is not included in my gross income. My gross income per month is $6,000 and my wife brings in about $3,000, so $9,000 per month. My gross annual income is $72,000 and my wife is $36,000, so $108,000 combined annual gross is where we are at. I intend to pay this loan off within two years, possibly sooner. Thanks for your input of being flexible, I will accept this loan if it is 80% funded or greater. I would love to get the full 100%, but like you say, it is better to remain flexible when the time comes. once again, thanks for your time :)
Correction to earlier email: 60 pct funding eligibile for loan issance is $15,000. 80 pct funding is $20,000. 90 pct funding is $22,500.	Let me know if you need more info from my previous post. Thanks for your time and consideration, have a great day :)
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Hello, I have two smaller loans right now that I am going to pay off with this loan, the rest of this loan will be used for investments and some home improvement. My first loan is for $5,440 through wells fargo. The current balance of this loan is $4,986, APR of this loan is 14.965% and is a 12 month loan. Monthly payments is $454. The second loan I have is through a smaller bank by the name of Alpine Bank for the amount of $6,400. Current balance of this loan is $6400, APR of this loan is 10.429% and is a 48 month loan. Monthly payment is $164.13. I received these two loans about a month ago and would like to pay off these two with this loan and have one payment instead of two. I am comfortable with the payment with this loan, it is just too confusing with two loans from two seperate banks. thanks for your time and consideration of investing in my loan :)
Can you verify your income with LC?	Hello, I will be more than happy to do so. thanks for your time and interest in my loan :)
Hi couple of questions: 1. ) Please list all your open (used or not used) credit lines / credit-cards, APRs', outstanding balances, monthly payments for each, durations and please highlight the ones that would be paid off with this loan. 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses? 3.) In what investment vehicle are you going to invest with this borrowed money & what is its' ROI ? Do you have enough cash to cover this loan in case you loose all your investment/s?	Hello, 1.) I currently have two credit cards. One of these cards has an outstanding balance of $500 that I intend to pay with this loan. The other card has an outstanding balance of $1,800 that I also intend to pay with this loan. My bank allows a $1,500 reserve credit that I am not using at this time. I have two smaller loans right now that I intend on paying with this loan, the rest of this loan will be used for investments and some home improvement. My first loan is for $5,440 through wells fargo. The current balance of this loan is $4,986, APR of this loan is 14.965% and is a 12 month loan. Monthly payments is $454. The second loan I have is through a smaller bank by the name of Alpine Bank for the amount of $6,400. Current balance of this loan is $6400, APR of this loan is 10.429% and is a 48 month loan. Monthly payment is $164.13. I received these two loans one month ago. I will pay these two loans and replace the two monthly payments with one monthly payment from this loan. I am comfortable with the monthly payments on this loan. 2.) My monthly gross income is $6,000 and I net $4,500 of that. My annual gross income is $72,000 and I net $54,000 of that. I have no children nor medical expenses. My monthly health and dental insurance cost is $22, this is set up through the hospital that I work for. I also have a 403B set up with my employer that has roughly about $15,000 invested. I am purchasing my house through my mom for $400 a month. I currently have $30,000 into this purchase. 3.) The remaining funds from paying off these debts will be used to invest in stocks and advanced payments for my home. I intend to have a 25-75% ROI from these investments. I currently have $45,000 invested in stocks and international currency. I do not want to take these funds from where they are now, but will do so in order to cover this loan if something happens. thanks for your interest in my loan :)
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Hello, The title is still in my mothers name. I owe about $45,000 more on my home. Current market value was appraised at $145,000 one year ago. Thanks for your interest in my loan and have an excellent day :)

Member Payment Dependent Notes Series 670853

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670853	$25,375	$25,375	16.40%	1.00%	February 22, 2011	February 22, 2016	February 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670853. Member loan 670853 was requested on February 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	American Savings Bank	Debt-to-income ratio:	23.25%
Length of employment:	< 1 year	Location:	Honolulu, HI

Home town:
Current & past employers:	American Savings Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/11 > The funds will be used to consolidate debt and make monthly payments more manageable, while still trying to save for the future.

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,043.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Owe Bank of America: loan balance of $15,282 (21.98% interest) and credit card balance of $9,730 (10.24% interest). I pay a total of about $745/month. The Lending Club loan will pay off my debt and allow me more manageable payments. For work, I am a marketing specialist.
Why do you want to refinance a debt currently at ~10% up to a rate of ~17%?	By combining my debt, I'm lowering my monthly payments and have an end goal of being debt free in 6 years.
What steps are you taking to ensure you to build up more debt? Have you reduced your revolving credit card balance over the preceding months, and, if so, by how much? Thank you.	Steps I'm taking to ensure I don't add to my debt is to no longer use my credit card and only use cash that I have available to me. As I'm only able to pay off the minimum amount each statement, paying down my credit card bill is slowly happening but only at about $100 less a month.

Member Payment Dependent Notes Series 670888

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670888	$6,000	$6,000	7.29%	1.00%	February 22, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670888. Member loan 670888 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	State of West Virginia	Debt-to-income ratio:	10.54%
Length of employment:	2 years	Location:	CHARLESTON, WV

Home town:
Current & past employers:	State of West Virginia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > Debt Consolidation

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	44
Revolving Credit Balance:	$6,342.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	I have a Capitol One and BOA credit cards. My BOA rate is 21% while my Capitol One is 17%. I have a $3000 of $3500 available on BOA, and $2,800 of $3500 on Capitol One. My monthly payments are about $100 on each card. My reason for looking into the loan is to lower my overall cost of servicing my debt. I'm planning on getting engaged in the near future, and would like to have my finances in order before I do. Thanks, Brian

Member Payment Dependent Notes Series 670935

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670935	$15,000	$15,000	16.02%	1.00%	February 17, 2011	February 23, 2014	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670935. Member loan 670935 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Men on the Move	Debt-to-income ratio:	6.55%
Length of employment:	10+ years	Location:	Jamaica, NY

Home town:
Current & past employers:	Men on the Move
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,192.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Hi. Thanks for asking. It's a basic credit card balance structure. I owe $20k with an apr of about 26% or so. Payments are typical of this setup. And LC has my W-2s and pay stubs. Income verification fax was lost which is why my loan is being resubmitted.
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Or Short term: (Approximate NUMBER YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired is eligible for issue. When listing expires, if loan 60 pct PLUS funded will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 percent partially funded loan ($20,000 - $22,500) and pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hi. I remember your question from last time. I'm a service worker with no spouse. I intend to pay off this loan before its term is finished. However how soon that can be, I can't tell right now. Whatever I save from the interest charge diffrerences will go into paying off the loan in addition to my monthly payment. Outside of that, I can't promise that I can pay it off in another year or some accelerated timeframe like that. I know that paying it off early does look better for me and I am interested in that. However when that will be, I can't tell right now.

Member Payment Dependent Notes Series 670978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670978	$10,500	$10,500	6.92%	1.00%	February 17, 2011	February 23, 2014	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670978. Member loan 670978 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Citi Group	Debt-to-income ratio:	14.54%
Length of employment:	1 year	Location:	O'Fallon, MO

Home town:
Current & past employers:	Citi Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/11 > I had to relocate my family to another state for a new job. Because of that move I had my home on the market for over a year and finally sold but had to take a check to the bank for closing. During that process debt had built up on my credit card and I want to pay it off quickly and will be able to do so with a lower interest rate then the credit card company charges. Besides one car loan and my student loan this credit card is the only debt I have and want to get it paid off and start moving forward again. Thank you in advance for reviewing my loan request and please feel free to ask any questions that you might have.

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,379.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list your credit card(s) with amount of debt, interest rates and monthly payments. Can you please itemize your monthly expenditures to help us understand how you will pay this loan back?	I have two credit cards but only one has the $10,500 debt on it. My credit card charges a 13% interest rate. My other credit card is never used and only held for emergency purposes. I do not make monthly charges on a credit card as I make any purchases (gas, groceries, etc.) directly out of my checking account. The debt that was built on the credit card was due to the move and having to maintain a home while renting another one over 600 miles away. I hold any debt as first priority. When my home was sold at less then what I owed I did what was right and payed the difference which is why I was not able to use my savings to cover the debt that had built up. My monthly fixed debt is as follows: Rent: $956 Car Loan: $512 Student Loan: $271 Credit Card: $350 (I make more then the minimum payment) Please feel free to ask me any others questions that you have.

Member Payment Dependent Notes Series 670997

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670997	$12,400	$12,400	7.29%	1.00%	February 22, 2011	February 23, 2014	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670997. Member loan 670997 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Web4Inc	Debt-to-income ratio:	24.45%
Length of employment:	10+ years	Location:	Cerritos, CA

Home town:
Current & past employers:	Web4Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,871.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? Thank you.	I am planing to pay back the creditcard that is asking for high interest.
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	I am in good standing with my credit card payments. Some of them are charging 12% - 29%. I want to close them with low interest loan from LC.
what are the balances and what are the interest rates for your cards	Citicards - 9,500 at rate of 29% I want to pay back this outstanding amount with low interest loan that I receive from LC.
Two lenders have clearly asked for the same info, and you seem reluctant to be forthcoming. Could you at least tell us why you won't provide specifics? Anxious to see a clearer picture, considering 15 open lines of credit and $43,000 revolving balance.	These are the credit cards payment having high interest rates. I want to get loan for low interest rate from LC and pay them back. Thanks,

Member Payment Dependent Notes Series 671030

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671030	$10,000	$10,000	10.00%	1.00%	February 23, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671030. Member loan 671030 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	pete alewine pools inc.	Debt-to-income ratio:	12.86%
Length of employment:	8 years	Location:	Harlem, GA

Home town:
Current & past employers:	pete alewine pools inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,239.00	Public Records On File:	1
Revolving Line Utilization:	66.40%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, can you pls specify the credit cards and the amount that you would be paying off with this loan?	Hi, one card is $6500 at 23% the other $2200 at 12.9%

Member Payment Dependent Notes Series 671073

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671073	$2,400	$2,400	13.80%	1.00%	February 16, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671073. Member loan 671073 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	er motorsinc	Debt-to-income ratio:	5.50%
Length of employment:	1 year	Location:	BOYNTON BEACH, FL

Home town:
Current & past employers:	er motorsinc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,220.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. I live with my mother.

Member Payment Dependent Notes Series 671101

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671101	$6,000	$6,000	9.63%	1.00%	February 16, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671101. Member loan 671101 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,251 / month
Current employer:	n/a	Debt-to-income ratio:	10.89%
Length of employment:	n/a	Location:	Kirksville, MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1961	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	27
Revolving Credit Balance:	$6,344.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 671136

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671136	$6,000	$6,000	13.43%	1.00%	February 16, 2011	February 23, 2014	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671136. Member loan 671136 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Rose Tree Media School District	Debt-to-income ratio:	0.30%
Length of employment:	10+ years	Location:	Havertown, PA

Home town:
Current & past employers:	Rose Tree Media School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	28	Months Since Last Delinquency:	8
Revolving Credit Balance:	$6,230.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 671167

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671167	$10,000	$10,000	5.79%	1.00%	February 22, 2011	February 23, 2014	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671167. Member loan 671167 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,167 / month
Current employer:	n/a	Debt-to-income ratio:	8.45%
Length of employment:	n/a	Location:	Holbrook, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > Money will be used for dental procedure current insurance will not cover. Retired Military with excellent credit and very few financial obligations.

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	20
Revolving Credit Balance:	$6,102.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thank you for your service. I am interested in funding your loan, but could you please explain the amount and circumstances of the delinquency? Thanks.	Current dental insurance doesn't cover implants or surgery for first year of policy. I am needing a sinus lift, bone graft and 2 implants before a bridge can be reattached. My total expenses for this procedure will cost just above $9000.

Member Payment Dependent Notes Series 671193

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671193	$20,500	$20,500	10.00%	1.00%	February 22, 2011	February 23, 2014	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671193. Member loan 671193 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Lockwood School District #26	Debt-to-income ratio:	17.49%
Length of employment:	10+ years	Location:	Billings, MT

Home town:
Current & past employers:	Lockwood School District #26
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,308.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Or Short term: (Approximate NUMBER YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired is eligible for issue. When listing expires, if loan 60 pct PLUS funded will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 percent partially funded loan ($16,400 - $18,450) to pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1) I am a school principal. 2) My wife's income was not included in the application. Together we make about 150,000. per year 3) I always try to pay off a loan sooner that the due date. I would guess 2-3 years.
Can you please detail with type, interest rate & amount the debt you will & won't be paying off as your revolving credit balance states at 19k more than the loan request.	The money will be used to consolidate credit cards and get one payment. I'm looking for an interest rate lower that 9% some of my interest rates currently are 13% and higher.
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	The title is in my name and my wife's. The current value is 370,000. and we owe 285,000. No HELOC

Member Payment Dependent Notes Series 671197

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671197	$10,000	$10,000	7.66%	1.00%	February 22, 2011	February 23, 2014	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671197. Member loan 671197 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,333 / month
Current employer:	Emerson Network Power	Debt-to-income ratio:	18.19%
Length of employment:	10+ years	Location:	Columbus, OH

Home town:
Current & past employers:	Emerson Network Power
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/11 > I have a secure income and wish to pay off some small loans and credit cards as well as some medical bills which are going to impact me. I am having cadarak surgery and some dental work done.

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	20
Revolving Credit Balance:	$708.00	Public Records On File:	1
Revolving Line Utilization:	10.30%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, what is the delinquency listed 20 months ago and what is the public record listed?	Type your answer here.The delenquency was a housepayment sent through the mail that was a few days late. The only public record may have been a bankruptcy 9 years ago.

Member Payment Dependent Notes Series 671238

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671238	$20,000	$20,000	16.40%	1.00%	February 22, 2011	February 23, 2016	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671238. Member loan 671238 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,542 / month
Current employer:	SDSBVI	Debt-to-income ratio:	13.19%
Length of employment:	7 years	Location:	Aberdeen, SD

Home town:
Current & past employers:	SDSBVI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/11 > This will consolidate all bills into one payment. I have a long employment history.

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,626.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance on mortgage loans is $76,000. The current maket value is about 104,500.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance is $76,000 and the market value is about $104,500.
You have a good credit score I'm just concerned about the monthly payment. Any additional household income not listed above? Is this the total debt for your household?	This amount would pay off total debt. There is no more additional income to list. Thanks
Please list balances, APRs, and monthly payments on the debt you intend to consolidate with this loan. thanks!	$9,500 15.9% $2,500 17.99%, $2400 19.99% $1800 14.99% $1600 19.99% $1200 19% I usually pay between $550 monthly payments.
Could you describe a bit about your company and your position? Thanks.	Sure. I work for a K-12 school and I am the Technology Specialist. I am in charge of anything IT related.

Member Payment Dependent Notes Series 671365

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671365	$8,000	$8,000	6.92%	1.00%	February 17, 2011	February 23, 2014	February 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671365. Member loan 671365 was requested on February 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	Military	Debt-to-income ratio:	10.60%
Length of employment:	10+ years	Location:	Easthampton, MA

Home town:
Current & past employers:	Military
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	11
Revolving Credit Balance:	$8,971.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? And can you comment on the delinquency 11 months ago? Thank you.	I currently have an existing personal loan with USAA with a higher interest rate that I will be paying. This loan will replace that loan saving me approximately $42 per month and almost $1,400 over the next the life of the loan. As for the delinquency 11 months ago was an error on my part for my banks overdraft protection. I mistakenly misunderstood that I have 24 hours to transfer money to cover the overdraft. The correct policy is the same day. Thank you Brian

Member Payment Dependent Notes Series 671452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671452	$11,400	$11,400	14.17%	1.00%	February 22, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671452. Member loan 671452 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,136 / month
Current employer:	Kasden Fuel Company	Debt-to-income ratio:	21.11%
Length of employment:	6 years	Location:	MANCHESTER, CT

Home town:
Current & past employers:	Kasden Fuel Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > I am trying to purchase my son a car. I would greatly appreciate this loan for he really needs to get to and from work and drive his daughter to and from daycare. He is a volunteer fireman and EMT and we are both dedicated to our community. Borrower added on 02/15/11 > Just wanted to say thank you so much to the investors so far, for being this close to halfway there is amazing and great to see.

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,099.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) Obvious question is: If son is Dad, volunteer fireman, Why isn't your son himself buying car instead of you buying car for him? (2) What is your position (BRIEF job description) with employer? (3) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (4) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Type Hello U.S.Marine.Corps.Retired: To answer your first question my son is currently in school in his last semester and has been having a tough time with supporting his daughter and going to school and not working as much as he use to while going to school. He went from making 50k a year to 26k while going to school and once he graduates he will be back to full time status making closer to 65k. I currently work for a fuel oil co. as a delivery man for home heating oil. I've currently been employed for almost 6 yrs. My spouse's income is not reported and will not be used to pay the monthly payments. My Annual income is 49k and my son will be making the payments with me. We are planning on the loan being paid off in 3 to 4 years but due to the website 3 or 5 we chose the lower payment over longer term so we are able to make a quicker difference in the principal and interest. I hope this satisfies your inquiry.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Dear Member_595101: The home is under my wife's name and is currently valued approx. 175,000. I do not have the total balance due but I do know the property has increased equity approx 50,000. since purchase in 2001, with no home equity loans borrowed against it. I do not make the mortgage payments currently.
Greetings. I am considering funding your loan. You mentioned that the car is for your son. Who will be making the loan payments - you or your son? Is his income included in the $4,136/m you disclosed? If not, what is his income? Can you please provide a brief description of your position at Kasden Fuel? Thank you.	JvilleDad: We will both be making the payments. He is currently making 26k while in school and looks to make 65k when he is finished. I currently am a dedicated and hard working fuel deliveryman. transporting and filling business and residential oil tanks. Hope this helps you with your decision. Thank You
What are your plans for the $31K in debt you are currently carrying?	Those debts are currently in arrangements to be paid by myself and my wife. She is making arrangements for half those debts to be paid over time through her income. Hope this answers your question and thank you for your interest in my loan.

Member Payment Dependent Notes Series 671613

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671613	$4,000	$4,000	10.37%	1.00%	February 16, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671613. Member loan 671613 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	USPS	Debt-to-income ratio:	12.86%
Length of employment:	10+ years	Location:	SAN RAMON, CA

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > To pay off some of my credit card biils. I do want to maintain a good fico score. I am waiting on my refund from tax that's what ill use to pay some of it back. I work full at my job and has been there for 13 years now. Borrower added on 02/12/11 > since i have learned that the investors are funding my loan, i figured hey people helping people. I know how hard it is to earn money, trust that i will not fail you my lenders, so next time i will need a loan, i will be l lent money again....I also am looking forward to be an investor here.......

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	15
Revolving Credit Balance:	$4,302.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Loan Description ???	i believe if i remember it right its a personal loan.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	chase 670 orchard 1129 merrick 2114 firstsaving 329 I have been a city carrier for 13 years this loan would help not to have a high Apr card although i pay it more than the minimum every time i have extra money

Member Payment Dependent Notes Series 671761

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671761	$25,000	$25,000	13.80%	1.00%	February 22, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671761. Member loan 671761 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	bristol industries	Debt-to-income ratio:	12.87%
Length of employment:	10+ years	Location:	WEST COVINA, CA

Home town:
Current & past employers:	bristol industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > I want to pay my credit cards my car as well and do some improvement on my house Borrower added on 02/10/11 > I want to pay my credit cards and my car as well and do some improvement on my house. Borrower added on 02/11/11 > also the rason for the loan is because i dont want to have diferent small companys to pay mi bill is not my style and i dont like to get my bill due.

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	12
Revolving Credit Balance:	$8,810.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	balance of the morgage is 317,000 and the value is 390,000 to 430,000
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?_ (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? (6) Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (7) Can you verify your income with lending club?	shipping superviser o cordinator per 15 years my income is 60,000 dlls per year.
can you verify your income with lending club?	Type your answer here 60,000 dlls per year

Member Payment Dependent Notes Series 671846

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671846	$6,000	$6,000	7.29%	1.00%	February 16, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671846. Member loan 671846 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Mistras Group INC	Debt-to-income ratio:	12.55%
Length of employment:	2 years	Location:	PEARLAND, TX

Home town:
Current & past employers:	Mistras Group INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > I want to make one payment to clear and better manage my credit cards and I need to purchase a new computer. Borrower added on 02/14/11 > This Loan will allow me to manage one payment for my debt and this will also help with purchasing a new computer. I do not attend to use all of the loan immediately but it will put me in a better position to manage my finances. Borrower added on 02/14/11 > I have been at my job for 26 months and i am up for my review so i feel very confident that i will manage this finance well. Borrower added on 02/15/11 > My review just went very well and my value to my job has definitely increase so I will be able to appropriately and timely return payment to this loan.

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	22
Revolving Credit Balance:	$1,694.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 671870

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671870	$22,000	$22,000	12.68%	1.00%	February 18, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671870. Member loan 671870 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	CVA	Debt-to-income ratio:	7.31%
Length of employment:	2 years	Location:	Rialto, CA

Home town:
Current & past employers:	CVA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,484.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The primary residence has a $274,000 note with an estimated value of $150-178K. There is no HELOC. The rental property has a note of $127K and is valued between $159-179K. The above-identified figures are based on figures generated by Cyberhomes.com. Moreover, these figures to do incuded improvements to the properties.
Please list the balances, APRs, and monthly payments for the debt you are consolidating with this loan. Thanks!	Hello, For PCA, its $4692. per month, $390 per MO Chase, $9,400.00, 13.9%, $350.00 MO. Discover, $5,941, at 13.99, $236 MO Reward Zone, $493 at 21% $17 per MO. HD, $400, at 25.99%, 10 per month. I hope this answers your question. Thank you.

Member Payment Dependent Notes Series 671932

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671932	$9,000	$9,000	10.74%	1.00%	February 22, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671932. Member loan 671932 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Blockbuster	Debt-to-income ratio:	7.76%
Length of employment:	2 years	Location:	Turnersville, NJ

Home town:
Current & past employers:	Blockbuster
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	28
Revolving Credit Balance:	$1,814.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, if you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Citi visa 2140 11.49%, chase card 2019 23.24%, firestone card 887 22.80%, chase card 760 21.74%, capital one 750 22.80%, amazon card 718 29.99%, tdbank card 688 22.24%, kohls card 600 21.90%, capital one 200 15.30%. My wife and myself are in our mid 20s and have gotten onto debt due to poor spending habits during our late teen early 20s. We rent my parents basement apartment for $325 a month and the only other expenses we have are car payment of $325 a month and a couple hundred a month for insurance. We make about $5000 a month and are looking to get out of debt to get a home of our own and start a family. Thanks for inquiring!
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, if you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe Also with Blockbuster filing for financial restructuring how does that affect your job?	Also as far as blockbuster, my wife is employed with Charming Charlie and in a couple weeks i am taking a management position with a linen supply company, Lets Do Linens, that will increase our annual income $5000

Member Payment Dependent Notes Series 671962

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671962	$16,000	$16,000	14.17%	1.00%	February 22, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671962. Member loan 671962 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Athens Regional Med Ctr	Debt-to-income ratio:	20.81%
Length of employment:	8 years	Location:	rayle, GA

Home town:
Current & past employers:	Athens Regional Med Ctr
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	61
Revolving Credit Balance:	$10,899.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, can you tell us which debts you'll be consolidating(creditor & amount, eg. BoA CC & 2500), their APRs and their monthly minimum payments? Also, what do you do with ARMC? Thanks - you can get your loan funded much faster with this info.	Pay off credit cards(citi cards chase and discover) totaling apprx $14500 and the little that's left over put towards my wedding in june. I work as a RRT. I help premature babies when they are born(on breathing machines) I also help adults when they too cannot breathe like when they are in car accidents or surgery for various reasons(heart and brain surgery.
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired is eligible for issue. When listing expires, if loan 60 pct PLUS funded will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 percent partial funded loan ($12,800 - $14,400 range) to pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I'm a RRT. I work in neonatal ICU I help babies that are born premature and cannot breathe sufficiently on their own. No my spouse(to be) wasn't included. Our gross is apprx $100,000 a year. we already live together and are getting married in june. I plan to pay off in 3-4 yrs as my vehicle will be paid for at the beginning 2013. No I do not wish to receive partial loan as it would not pay off everything I need it to and would just create an extra payment.
Could you verify your income with lending club?	Sorry this is new to me I'm not real sure how but the $50,000 was rounded up from the amount that was listed on my W-2 from the government. The exact amount is 48634.I know this isn't exactly what u wanted but I looked up on their website and only could find how to verify if someone from the credit team sent me an email. If there is a way I can do this otherwise I will be happy to do so.
No response necessary. I helped finance your loan. Please do the right thing and consolidate your debt and not spend on a lavish wedding. Weddings are a special event but at the end of the day they are a very expensive four hour party.	First, I would like to thank you for your help. I also appreciate your concern, but let me reassure you that getting out of debt is my number one priority. I thank everyone for their support. This loan is a way for me to start my marriage off on the right foot. With my interest rates so high on my other cards(between 21% and 30%) it is hard to get from under the shadow of my past. i just want the opportunity to move my life forward and start my new family with the brightest future ahead. Thank you again for your help and concern. ps and as for the wedding most of the cost is already paid for; except for a few small details that always seem to come up the closer we get to the big day :)
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Well I have 3 cards (2citi cards and 1 discover card). Discover has $1900 with an interest rate of 18.99% min monthly is $40. Citi #1 has $4100 with an interest rate of 29.99% and a min monthly of $125. Citi #2 balance is $5800, interest rate of 19.99% and min monthly of $115. My fianc?? has 2 cards that total approx $2500 and interest rates of 29.99% her min monthly payments are $50 a piece.

Member Payment Dependent Notes Series 671966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671966	$14,400	$14,400	10.00%	1.00%	February 18, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671966. Member loan 671966 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Global Literary Management	Debt-to-income ratio:	18.10%
Length of employment:	6 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Global Literary Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > I currently work for a well-established media company and rank in a high position. My job is secure and I am highly experienced at what I do. This loan will be used to pay-off and close the account of a high APR Credit Card (21%) which I've had for too long, and it would allow me to grow financially and start saving for retirement instead. The payments to pay off this loan are just about equal to the minimum payments I make to the card each month, except it would actually allow me to get rid of this debt. I am very punctual with my monthly payments.

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,513.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	This debt is a Citibank credit card with an APR of 20.99%, a current balance of $14,244.97 and a monthly minimum payment hovering around $400 (most recently it was $396.55). Making these minimum payment does not make a dent in the balance, and Citibank won't lower the APR on this account. I am very grateful to see my request already at 95% funded, and I can't wait for this opportunity to close this credit card account.

Member Payment Dependent Notes Series 672025

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672025	$20,000	$20,000	14.17%	1.00%	February 23, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672025. Member loan 672025 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,874 / month
Current employer:	n/a	Debt-to-income ratio:	19.45%
Length of employment:	n/a	Location:	Salisbury, NC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > Opportunity to purchase land due to an Estate Sale

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1972	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,532.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I had just refinanced my mortgage loan for a lower Interest rate in December. My new loan is for 86,358. According to the most recent appraisal based on similar homes sold in the area, the market value is 88,000 sadly the homes recently sold were all short sales .....

Member Payment Dependent Notes Series 672051

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672051	$25,000	$25,000	15.65%	1.00%	February 22, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672051. Member loan 672051 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Victory Land Group, Inc.	Debt-to-income ratio:	12.45%
Length of employment:	6 years	Location:	Bartlett, IL

Home town:
Current & past employers:	Victory Land Group, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > Trying too pay off high interest credit cards. Borrower added on 02/14/11 > All these credit card debts are for my wedding last Jan. We had it back in Taiwan where I was born.

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	35
Revolving Credit Balance:	$30,798.00	Public Records On File:	0
Revolving Line Utilization:	58.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	the balance of my mortgage is about 300k. The market value of my home is about 650K. I do own a townhouse, its just not the time to sell now, so I rented it out.
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	I have Citi card with balance about 18000, 29.99% APR, and a Amex with balance about 4500, 19.99% APR. I would love to verifies my income with lending club, in fact, lending club tried to reach me via phone. But it seems like their email system has some trouble, I did not know what documents they need.
Hi, Couple questions - 1) What is the value of your townhome and is there any balance on it? 2) Can you provide the balances, APR's, and monthly payments for each of the debts you currently pay? 3) Can you provide a breakdown of your monthly expenses and your net monthly income? Thank you!	1).Current value of my townhouse is about 265K, and it is paid off. 2). I am paying off a). citi master card with about $18K balance and 29.99% APR. b). AMEX with about 4.5K balance and 19.99% APR. 3).the net income for me and my wife is about $5000, after all the federal, state withholding and the insurance.
Please list balances, APRs, and monthly payments for the credit cards you want to pay off with this loan. thanks!	Citi Master: balance $18000, APR 29.99% AMEX: Balance: $4500, APR 19.99%
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan?	1). my position is international marketing/product analyst. I am currently in furniture import business. my job function is to compare current product in the market, and search for next hot item. 2). No, Spouse income and rental income is not included. If included, we have gross household income about $97000 a year. 3). even though I applied for 60 months term, I am planning to pay it off with in 36 months. 4). I will accept partial loan.
What was the delinquency 3 years ago? Please provide as much detail as reasonably possibly explaining the circumstances surrounding that delinquency and any assurance you can give potential lenders you won't be delinquent on the Lending Club loan. Thank you.	I was out of the country on vacation at the time. I forgot to pay my Bank of America credit card. Believe or not, they lower my credit limit on that card to $500 just for one late payment. so I close the account. My balance on that card at the time was not even $500.

Member Payment Dependent Notes Series 672088

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672088	$12,000	$12,000	10.74%	1.00%	February 18, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672088. Member loan 672088 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	BACHMAN AUTO GROUP	Debt-to-income ratio:	14.26%
Length of employment:	2 years	Location:	LOUISVILLE, KY

Home town:
Current & past employers:	BACHMAN AUTO GROUP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > This loan is to pay off current credit card debt that I have. I also intend to pay off a balance due to our great IRS. I have been working hard to pay all of these down the last 6 months or so by making extra payments. I have minimum payments on the cards of about $250 and have currently been making close to $900 a month payments to them to lower the balances. The plan is to pay this loan off within 18 months or sooner with the same aggressive payment history.

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	26
Revolving Credit Balance:	$7,155.00	Public Records On File:	1
Revolving Line Utilization:	58.60%	Months Since Last Record:	53
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 672089

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672089	$30,000	$30,000	17.88%	1.00%	February 23, 2011	February 24, 2016	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672089. Member loan 672089 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,917 / month
Current employer:	Delta Air Lines, Inc	Debt-to-income ratio:	9.89%
Length of employment:	10+ years	Location:	Cocoa, FL

Home town:
Current & past employers:	Delta Air Lines, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > Will be used to pay off debt..!! Borrower added on 02/14/11 > I have 2 CC with high interest rates..11000 and 20000

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	26
Revolving Credit Balance:	$18,025.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	CC 1 11,000 @ 17.5% 500/month CC 2 20000 @ 19.5% 700/month
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?_ (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (7) Can you verify your income with lending club?	Major Airline pilot..NO..4 years..yes I wouls accept a partially funded loan..w-2 155,000 for 2010
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired is eligible for issue. When listing expires, if loan 60 pct PLUS funded (MORE than 18$K), will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 pct partial funded loan ($24K - $27K range) and pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I am a former navy fighter pilot..major airline pilot...I think I just answered your questions..in a previous post..??
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	CC 1 11000 @ 17.5% CC 2 20000 @ 19.5% Cut them UP..3 to 4 years
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? What was the delinquency on your credit report from 26 months ago? Thanks.	Short sale of my home..in a very tough florida housing market..
First of all I would like to say Thank You for choosing Lending Club for your borrowing needs. Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? Thank you!!	2 CC 11000 + 20000
can you list the credit card balances and interest rates you have on them? Thanks. Pepe	CC 1 11000 @ 17.5 % CC 2 20000 @ 19.5%
what do you do for Delta? Thanks. Pepe	I am a Pilot
Hi, I would be interested in investing in your loan, but have a few questions first: 1) What do you do at Delta Airlines? 2) What is the purpose of the loan? 3) Could you please list out all your debt (balance, APR% and minimum payment would be great) and note which ones are you consolidating 4) What was the reason of your delinquency 26 months ago? and what do you do differently to avoid happening again? Thanks a lot and good luck!	I am a Pilot..CC debt.. CC1 11000 CC2 20000 cut them up..live on cash only short sale of my home in a tough florida housing market
Please offer us an explanation of what "paying of your debt" might entail. What shows to us is a Revolving Credit Balance of $18,025.00. A 30K loan at 17.88% does what to your payments and finances? Thanks for using the service and I hope you get full funding...	2 CC 1 @ 11000 2 @ 20000
Why are you asking for a $30k when your revolving credit balance shows about $18k? Please list all debts you intend to consolidate, their interest rates, and whether they are in your name or someone elses.	CC 1 11000 CC 2 20000
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?_ (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (7) Can you verify your income with lending club?	I think I answered this already..??
Hi there. Could you explain your interest in a 30k loan when, according to your application, you only have ~18k in revolving debt? Thanks	2 CC 1 @ 11000 2 @ 20000
Hi, a few questions: 1) What was the delinquency 26 months ago a result of? 2) What is your monthly net income? Are there any second incomes? 3) Please detail your monthly expenses. Thank you and good luck with your debt consolidation!	short sale of my home in a very tough florida housing market..!!
Can you talk a little more about the short sale of your home? What circumstances led to the sale? Were you unable to pay the mortgage on your home? Also, what is your rent now, and are you able to pay all your current bills (rent, credit card, etc.)?	I can pay all my bills now..my salary has increased to a sufficent level..short sale was due to a personal life change..and a very poor understanding of the type of mortgage I had signed..
Hi, I asked these questions previously, but only received answers to one of my three questions. Please answer the two questions below, so I can determine whether I can help to fund your loan. 1) What is your monthly net income? Are there any second incomes? 2) Please detail your monthly expenses. Thank you.	9150.00 approx..no second incomes Normal bills..rent..utilities..auto loan..life ins..401K..roth ira..medical..dental..1 CC with 5000..total 7000 and the 2 CC I am trying to consolidate..31000
One reason your loan may not be funding fast enough is that you're not giving complete answers to all the questions. Specifically, a couple of investors have asked what your rent and other monthly expenses are. Can you say how much you pay to rent, and the approximate amount of your other expenses? Also, I don't understand your answer that mentioned "1 CC with 5000..total 7000." Did you mean that you have a third credit card with a balance of $5000 that you won't be paying off with this loan? If so, what is its interest rate and monthly payment? Also, is $7000 the total amount of your expenses each month? Thanks.	Rent is 1500 inclusive..7000 is the total monthly expensives..I have a zero balance CC with a limit of 5000..which I intend to keep..I will cut up the other 2 CC..the reason I am requesting the loan..

Member Payment Dependent Notes Series 672108

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672108	$15,000	$15,000	12.68%	1.00%	February 17, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672108. Member loan 672108 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	PARADISE HARLEY DAVIDSON	Debt-to-income ratio:	20.69%
Length of employment:	3 years	Location:	TIGARD, OR

Home town:
Current & past employers:	PARADISE HARLEY DAVIDSON
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	46
Revolving Credit Balance:	$19,867.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The mortgage is in my husbands name only and he pays the mortgage - if that is a factor. the balance on our mortgage is 128,000.00 and the current market value of our home is 200,000.00 - the last time it was appraised. I would like the loan to be considered with just me as the applicant and my income - and because the mortgage is in my husbands name only - that should not be a factor, correct? thank you for your consideration in financing a debt consolidation loan for me.
Can you explain the source of your debt?	i have four different credit cards that i have been paying regular payments on and i would just like to consolidate them into one payment.
You will receive an email when the borrower answers your question.	thank you
What is the cause of the delinquency 46 months ago? What is being done differently to avoid a reoccurrence?	I honestly don't know why i was delinquent 4 years ago - possibly because i was inbetween jobs at the time, but i have made a conscious effort to set up reminders so that it doesn't happen again. my goal is to consilidate my debt and close all credit card accounts and work on establishing my credit.
Hi, can you tell us what you are going to use the money for & describe your budget for paying it back?	The money is going to be to consolidate my credit cards into one payment and to close all existing credit card accounts. I am currently making upward of 650.00 a month in credit card payments and i know that i will be able to make a loan payment so that i may pay this debt off faster.
Please list the balances, APRs, and monthly payments on the debt you intend to consolidate with this loan. thanks!	4,557.41 - APR 15.24 - PMT 150.00 6,333.73 - APR 10.15 - PMT 200.00 3.811.00 - APR INTRO 0% - PMT 150.00 2,253.27 - APR 19.99 - PMT 50.00 2,407.28 - APR 12.24 - 100.00
A friendly word of advice - according to what I have read, closing ALL your credit card accounts will actually hurt your credit score. Better to pay them all off, and close all but one.	Thank you!!
Actually, you want to keep the oldest accounts active to keep your average age of accounts high (this helps your score go up). So if you're going to keep a couple of accounts, keep the oldest ones and close the newer ones.	Thank you!!

Member Payment Dependent Notes Series 672173

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672173	$10,000	$10,000	7.66%	1.00%	February 18, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672173. Member loan 672173 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Baum's Music	Debt-to-income ratio:	8.54%
Length of employment:	6 years	Location:	Albuquerque, NM

Home town:
Current & past employers:	Baum's Music
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,470.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? Thank you.	At this moment I'm just trying to consolidate credit card debt into one payment with a lower interest rate that I've been paying.

Member Payment Dependent Notes Series 672199

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672199	$4,000	$4,000	15.65%	1.00%	February 17, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672199. Member loan 672199 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	livingoods appliance	Debt-to-income ratio:	22.76%
Length of employment:	1 year	Location:	POOLER, GA

Home town:
Current & past employers:	livingoods appliance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,991.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for livingoods appliance, and where did you work prior to that?	I install all there built in appliances. I worked for an electrical company wiring hotels
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	i do not own a home i live with my parents
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I do not own a home i still live with my parents

Member Payment Dependent Notes Series 672300

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672300	$7,000	$7,000	7.29%	1.00%	February 22, 2011	February 25, 2016	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672300. Member loan 672300 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	PitNey Bowes	Debt-to-income ratio:	17.00%
Length of employment:	10+ years	Location:	New Fairfield, CT

Home town:
Current & past employers:	PitNey Bowes
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > Motorcycle Purchase Borrower added on 02/11/11 > Mortorcycle purchase

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,431.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for PitNey Bowes?	I am a Global Commodity Manager in Supply Chain. It's a procurement function that manages suppliers
Make, model and year of bike?	Honda Gold wing GL1500SE 1995 (only 17k miles)

Member Payment Dependent Notes Series 672322

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672322	$6,000	$6,000	5.42%	1.00%	February 16, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672322. Member loan 672322 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,967 / month
Current employer:	Bank of the West	Debt-to-income ratio:	18.30%
Length of employment:	10+ years	Location:	Pittsburg, CA

Home town:
Current & past employers:	Bank of the West
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,831.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? Thank you.	Type your answer here. 1 )I plan to consolidare a credit card with Citi bank where I have about a $4.2K balance at 16% interest. 2) Gold line with Bank of the West where I have a 1.8K balance at 18% interest. This loan will help save on what I am paying now and help meet my goal of reducing my debt in 2011 Thank you for considering my loan and taking the time to ask a relevent question. --Rafael

Member Payment Dependent Notes Series 672324

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672324	$10,000	$10,000	10.74%	1.00%	February 18, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672324. Member loan 672324 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Sandefer, Smith & Associates	Debt-to-income ratio:	19.16%
Length of employment:	1 year	Location:	Temecula, CA

Home town:
Current & past employers:	Sandefer, Smith & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > Trying to pay off car loan and credit card debt used to finance getting my CPA license which included prep course, exam fees and certification fees. I currently work as a Staff Accountant, would like to consolidate these into one low monthly payment. I have never had a late payment or any negative marks on my credit report.

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,761.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 672343

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672343	$10,000	$10,000	11.11%	1.00%	February 17, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672343. Member loan 672343 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Mueller & Partin	Debt-to-income ratio:	17.35%
Length of employment:	2 years	Location:	Renton, WA

Home town:
Current & past employers:	Mueller & Partin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/11 > I bought a small fixer upper in a great neighborhood and need some more cash to fix it up some more. I have done alot already but need some cash to mainly fix up the bathroom. It has very old fixtures and original linoleum. I want to spuce it up with new fixtures and revampinng and modernizing the plumbing.

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	73
Revolving Credit Balance:	$4,201.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job w/Mueller & Partin? Is the house you are renovating your primary residence? thanks.	I am an office manager. Yes, this is my primary residence. Thank you.

Member Payment Dependent Notes Series 672351

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672351	$3,000	$3,000	9.63%	1.00%	February 17, 2011	February 24, 2014	February 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672351. Member loan 672351 was requested on February 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,433 / month
Current employer:	Burberry	Debt-to-income ratio:	3.22%
Length of employment:	1 year	Location:	NEW YORK, NY

Home town:
Current & past employers:	Burberry
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	23
Revolving Credit Balance:	$2,754.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 672419

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672419	$9,000	$9,000	10.37%	1.00%	February 18, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672419. Member loan 672419 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,550 / month
Current employer:	Llewellyn Worldwide, Ltd.	Debt-to-income ratio:	21.61%
Length of employment:	5 years	Location:	Woodbury, MN

Home town:
Current & past employers:	Llewellyn Worldwide, Ltd.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > I need this loan to get out from under credit card debt & medical bills, most of which are from an unexpected illness in 2008 which required major surgery. I have been at my job for 5 years now and am a very valuable asset to my employer, so my job is quite stable. I am very responsible when it comes to making my monthly payments on time and this is helping to raise my credit score each month. Having this loan would help me save money in interest and reduce my monthly payments so they are more managable.

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	32
Revolving Credit Balance:	$7,896.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 672441

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672441	$5,000	$5,000	5.79%	1.00%	February 16, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672441. Member loan 672441 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,087 / month
Current employer:	Employers Claim Management	Debt-to-income ratio:	16.29%
Length of employment:	1 year	Location:	Jemison, AL

Home town:
Current & past employers:	Employers Claim Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,638.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Employers Claim Management and where did you work prior to that?	I am an Audit Support Representative during audit season and a Claims Support Representative during the alternate times of the year. I was a stay-at-home mother for many years but taught school before children. Just before I took my current position, I worked at the local school as a substitute teacher.

Member Payment Dependent Notes Series 672469

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672469	$10,000	$10,000	17.88%	1.00%	February 22, 2011	February 25, 2016	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672469. Member loan 672469 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Columbia Artists Management LLC	Debt-to-income ratio:	24.96%
Length of employment:	4 years	Location:	New York, NY

Home town:
Current & past employers:	Columbia Artists Management LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > I am going to use these funds to wipe out ALL of my credit card debt and repay a personal loan from my parents who are trying to retire. My debt breakdown is as follows: Capital One Bank: $7,800 (across 3 accounts) Saks Fifth Avenue: $$1,100 Gap: $350.00 Best Buy: $650.00 Personal Loan: $9,000 I also have student loans, which are not included in this amount. My current net monthly income is $2,800. My monthly bills include Rent ($750), Student Loan Payments ($200), and Utilities ($360). Once my credit card debts are wiped out, this loan would be my only other financial commitment besides groceries, incidentals, etc. My wife is currently a student, but she will graduate in May and start a $95,000/year job in July/August including signing bonuses. My job is very secure, as I have weathered 2 rounds of downsizing in the past year. Borrower added on 02/14/11 > Thank you to everyone who has already invested in me. If any other potential lenders/investors have questions, I am an open book. Please ask me anything. I am very excited about wiping out my credit cards and other debts! Borrower added on 02/17/11 > I realized that I never fully answered the 2nd question posed to me. I will work with my parents to pay off the personal loan over the next year. All of the funds from this loan will be used to pay off my high interest credit accounts.

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,766.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Columbia Artists Management LLC?	I work with a wide range of classical artists in managing their career. Everything from logistical planning to contract negotiation and overall career guidance.
You indicated you intend to consolidate debts totaling about $19000 (including personal loan from parents), but you have applied for a $10000 loan. How do you intend to pay off the remaining debt?	Thanks for your question. I originally had a loan request for $18,825. Lending Club lowered the amount to $10,000 after reviewing my request. The loan will solely be used to pay off my credit accounts as detailed in the loan description.

Member Payment Dependent Notes Series 672671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672671	$10,000	$10,000	6.92%	1.00%	February 22, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672671. Member loan 672671 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Rood & Riddle Equine Hospital	Debt-to-income ratio:	10.41%
Length of employment:	4 years	Location:	Lexington, KY

Home town:
Current & past employers:	Rood & Riddle Equine Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > This loan is strictly to combine all credit cards with varying interest rates. The cards that are being paid off are not used for any purchases nor have any of the cards been activated at this time.

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,113.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current interest rate and amounts owed on the debt you wish to consolidate?	CITIBANK - 18.99% BANK OF AMERICA WORLD - 14.99% BANK OF AMERICA AHA - 9.9% CHASE - 11.99% CAPITAL ONE - 6.99% I've been carrying balances on these cards for what seems like a decade and have been trying very hard to pay them off. At one time, my highest amount owed on credit cards was $23K. Since this time, I've found a better paying job, have changed my spending habits & I've streamlined my bills in order to decrease my debt. I am now at around $10K (+/- $200-$300 as I've already made my payments this month). This loan would finally allow me to see the light at the end of the debt tunnel and to be 100% debt free while still in my 30's. It's also exciting to know that the banks won't be getting any more of my hard earned money!! Thank you!

Member Payment Dependent Notes Series 672705

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672705	$1,200	$1,200	12.68%	1.00%	February 17, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672705. Member loan 672705 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,722 / month
Current employer:	Costco Wholesale	Debt-to-income ratio:	5.48%
Length of employment:	5 years	Location:	WOODBRIDGE, VA

Home town:
Current & past employers:	Costco Wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,336.00	Public Records On File:	0
Revolving Line Utilization:	96.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
hello Member_859907 May i ask what your loan is for? Thanks in advance.	I want to buy my girlfriend a nice gift for her birthday because she has done so much for me. Other half will be on my car maintenance.
Hi, what do you plan to use the loan for? What is your monthly budget (by categories - housing, transportation. child support, etc....)?	I want to buy my girlfriend a nice gift for her birthday because she has done so much for me. Other half will be on my car maintenance. Monthly budget is about $2000

Member Payment Dependent Notes Series 672712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672712	$20,000	$20,000	13.06%	1.00%	February 17, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672712. Member loan 672712 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	University of Illinois Medical Center	Debt-to-income ratio:	11.46%
Length of employment:	7 years	Location:	Orland Park, IL

Home town:
Current & past employers:	University of Illinois Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,784.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	19000.00
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?_ (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? (6) Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (7) Can you verify your income with lending club?	I am a clinical perfusionist. I operate the heart lung machine during cardiopulmonary bypass. No spouse. Gross income is $9444.00 per month. Intending on paying off in 2 years
Would you mind giving us a brief job description, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	Perfusionist. 7.5 years with current employer. Worked for 15 years in my field
Can you verify your income with lending club? I want to fund your loan but verifying your income is important. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	113,955.

Member Payment Dependent Notes Series 672731

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672731	$21,125	$21,125	13.06%	1.00%	February 23, 2011	February 25, 2016	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672731. Member loan 672731 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	St.Mary's Hospital	Debt-to-income ratio:	24.95%
Length of employment:	5 years	Location:	Grand Junction, CO

Home town:
Current & past employers:	St.Mary's Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/11 > I am an RN specializing in cardiac care. Stable position in great standing. I renowned a 100 year old home with tons of character dug out the basement by hand adding 1000sqr feet. Plan on having our family here. Unfortunately do to the down turn in the economy my appraisal did not come in as high as I needed as to roll the remodeling costs back into the mortgage. Thus, I hope to have this debt under a secured interest. II've been fortunate to never miss a payment or neglect debt I owe. Borrower added on 02/12/11 > I can verify income. Borrower added on 02/15/11 > Sorry, auto correct got me! (renowned should be remodeled)

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,715.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks for your intrest in financing our loan. Market value 290,000. No HELOC, recently refinanced after completing the remodle for 247,000. Best Reguards
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?_ (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? (6) Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (7) Can you verify your income with lending club?	I am an RN specialized in cardiac cath lab services includes placing coronary stents, pacemakers, icd's, and we also perform cardiac ablations. This is a solid job of which I am needed and have great standing. Combined income us 120,000. I hope to reach 95 to 100 percent funding as I am consolidating unsecured debt. I would hope to pay back this loan in 3 years but will appreciate the flexibility of 5 year payments to start. Home value 290,000 balance 247,000 no HELOC. The unsecured debt acrued due to the remodle expenses we ourselves completed most of the remodle but had some work contracted out. Thanks for your intrest in financing our loan. Best regards Jess
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired is eligible for issue. When listing expires, if loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 pct partialyl funded loan ($16,900 - $19,012) and pay off higher APR interest debt. After 6-months of on time payments, you're automatically eligible to relist loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I am an RN specialized in cardiac care. Verry stable position in great standing. Household income 120,000 able to verify with w-2 and check stubs. Yes, I am flexible with asking amount but hope to receive full if possible. Thank you for your intrest hope i've answered your questions.
can you verify your income with lending club?	Yes, absolutely w-2 check stubs what ever is needed.
Thank you, I am very interested in funding your loan once your income is verified	I faxed information today to verify income but it can take up to 24 hours to complete the process.
Thank you fore being responsive to questions. One more for you: could you give a detailed monthly budget of income and expenses? Thank you!	I can tell that this loan is already less per month than what I currently pay monthy for the unsecured debt I have. I hope this allows you to have insite into what you were looking for. The overall pictures is that I can make these payments with no trouble. I've never missed payments for anything. Thank you for your consideration.
Please list balances, APRs, and monthly payments on the debt you are consolidating with this loan. Thanks!	I currently pay 0% on my unsecured debt and have several months untill that runs out. I have two cards with approximate balances of 6,000 and 17,000. I currently pay between 5-600 per month on these two combined I cards as i always try to pay more than the minimum ( approx 500). Thus, it will be an easy transition for my budget as I will have the option of paying less per month than I currently do. Again this was all remodleing costs no extravagent spending. Thanks for your consideration if you have any further questions just let me know. Thanks again.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. Thanks.	My household net icome varries because I take call. The minimum would be 6,500 per month and up to 7,500 just depends on how busy we are. I am on brake at work will not have exact but proximate ammounts. Mortgage, 1430, vehicles will be paid off in 8 months 945, utilties 80, phone 190, no internet, no cable (use computer at work), gym 35 recieve discount due to early committment, no children, 200 per month allowance for my wife and I, groceries 300, I live near the hospital need very little gas 100, car insurance 80, home insurance and property tax are within mortagage payment (escrow), 550-600 (if I can pay more I do) credit cards after 0% expries aproximately 22% intrest on both cards 17000 on one card 6000 on the other, water, trash... 80, I have to get back. I hope this gives you some security in knowing that this will be an easy transition in to this loan due to the fact that I already pay more per month for my unsecured debt. Thank you.
Do you know what the interest rate will go to after the introductory 0% expires?	I believe both cards are at 22% currently. Thanks

Member Payment Dependent Notes Series 672742

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672742	$6,325	$6,325	7.29%	1.00%	February 18, 2011	February 25, 2016	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672742. Member loan 672742 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	St. Mary's Hospital	Debt-to-income ratio:	26.60%
Length of employment:	7 years	Location:	Grand Junction, CO

Home town:
Current & past employers:	St. Mary's Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,472.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you give a breakdown for what this loan will be paying off (including amounts and rates)? What is your job description at St. Mary's Hospital? What is your balance on your mortgage (including 2nd and HELOC) and what is the current value of your home? You have over $23,000 listed as a revolving credit balance; if you're only asking for a $6,325 loan, what does the rest of that consist of? Thanks!	I am an RN in the ER at St. Mary's Hospital. I have over 7 years of experience and have a very secure job with St. Mary's of which I receive great reviews each year. My husband and I remodeled our home taking a couple of years to do so as we did the majority of the work ourselves. Thus, the revolving debt you see accrued from that. Unfortunately even after adding over a 1000 sq feet to the home the house appraised for 290,0000. This was less than we had hoped for because we were planning on rolling this debt back in to the mortgage at refinancing. We used two cards one card has approximately 6000 the other 17000 both cards are currently at 0% interest rates after that runs out the rate will increase to approximately 22%. We are planning on using this loan to pay off the first card of which the 0% interest runs out first. We are also looking in to financing for the other card. Our mortgage payment is approximately 1400 and our balance is approximately 247000 (we have no HELOC or second on the home). Thank you for your consideration and time.
Hello. Your revolving credit balance shows as $23,472. Can you please tell us a little about this debt? Wishing you the best.	Hi, your question is similar to the last one I recieved so I will just repost it here for you thank you for your consideration and time. I am an RN in the ER at St. Mary's Hospital. I have over 7 years of experience and have a very secure job with St. Mary's of which I receive great reviews each year. My husband and I remodeled our home taking a couple of years to do so as we did the majority of the work ourselves. Thus, the revolving debt you see accrued from that. Unfortunately even after adding over a 1000 sq feet to the home the house appraised for 290,0000. This was less than we had hoped for because we were planning on rolling this debt back in to the mortgage at refinancing. We used two cards one card has approximately 6000 the other 17000 both cards are currently at 0% interest rates after that runs out the rate will increase to approximately 22%. We are planning on using this loan to pay off the first card of which the 0% interest runs out first. We are also looking in to financing for the other card. Our mortgage payment is approximately 1400 and our balance is approximately 247000 (we have no HELOC or second on the home). Thank you for your consideration and time.

Member Payment Dependent Notes Series 672798

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672798	$20,000	$20,000	10.37%	1.00%	February 22, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672798. Member loan 672798 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,277 / month
Current employer:	PALLC	Debt-to-income ratio:	5.26%
Length of employment:	2 years	Location:	Tampa, FL

Home town:
Current & past employers:	PALLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > My husband and I just had our first baby. We plan to use this loan to pay off all our credit cards and timeshare debt and invest in our son's future. We have always made our payments on time and my excellent credit score proves it! My job is extremely secure & I currently receive raises & bonuses during the year. This loan would help us sooooo much!!! Thank you for your time & consideration. Borrower added on 02/13/11 > FYI: This loan would save us $12,000-$15,000 in interest and pay off all our debt in 3 years!!!!

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,883.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is PALLC and what do you do in your job there? Where did you work prior to that?	Hope this answers your question fully :) It stands for Phamaceutical Associates, LLC; a company which formulates, manufactures, and tests generic prescription oral solutions and oral suspensions which are administered in hospitals. I'm a chemist/formulator who has played many roles in this company ranging from administartive document control of all paperwork & staging products for testing all the way up to formulating the products from the beginning. Currently I'm working in the formulation lab helping to develop new products. Shortly I will be testing (validating) the products in which I have helped formulate for submission to the FDA. Prior to working for PALLC I worked for 3 other pharmaceutical companies: VistaPharms (~1.5 years), Cardinal Health (temp position for 6 months, its now Catalent) and Pharmacon (1 year) all of which I was a chemist testing the products for release.
Please detail you debts, interests rate and amount. 2)How do you plan to become more disciplined when the free capital afforded with a consolidation reduces your monthly loan payments? ie: what will you do with the difference to avoid repeating your past?	First let me start by stating all the expenses/purchases made within approximatelty the last two years. We purchased our first home, got married & paid for our own wedding (~$12,000), purchased a timeshare as an investment (~$12,000) and had a baby. I also had to take 3 months off work, with NO PAY to care for myself & son Triston. The majority of our debt is tied to the timeshare we purchased a year ago for $11,700, which we financed $10,530 at a rate of 16.99% for ten years. We had planned on refinancing it immediately to avoid all the interest (which will be more than we actually financed!), however I found out I was pregnant and forgot all about it til recently. Unfortunately no one will refinance the loan because its a timeshare. This is mainly why we are applying for a personal loan!!!! Our other debt is tied up in credit cards: ~$6500 w/ a rate of 9.24% (this is mostly ~$3500 in medical & baby expenses), ~$4900 with an interest rate of 12.24% (but I just got it reduced to 3.99% til sept) this is whats left from our wedding, the remaining are 0% if paid by next year: $1500 on best buy, $2000 on citi card and $6900 left til my car is paid off. Currently, we have a budget that we stick to, trying to use cash for a majority of our expenses instead of acrewing so much interest from credit cards. We have looked at our spending habits and now try to focus on not repeating our previous spending mistakes This loan would free us of ~$12,000-15,000 in interest and pay off almost all of our debt in 3 years! The money saved by consolidating would help pay for our son's daycare (which will be ~$900/month); we currently have my parents watching our son so we can work on paying off our debt and not continue to acrew more. Future savings will go towards our savings account (which we currently budget ~10% of our pay towards for emergencies and our son's college fund. This loan would really help us by consolidating our debt into one payment & teach us to spend more responsibly. Thank you for your time & consideration.
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	The title to my home is in my husband's & my name, while the mortgage is just in my name. The balance on our mortgage loan is $156,955. Unfortunately, the value of our home has decreased from $215,000 (2007) all the way down to the current value of $120,000. Obviously, there's no equity in our home to draw from.
What is the combined income of your household and from what sources? Please list amounts of any savings you may have (non-retirement and retirement accounts) and other equity (such as in your residence). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Are you likely to pay this loan off earlier than the stated term?	Both my husband's & my combined monthly income is ~$5400 (after taxes, insurance & 401K). Our income comes strictly from our salaries. Currently, our savings account has ~$500 & so does our son's. We did have ~$9,000, however I had to take off work for 3 months w/ NO pay for the birth of my son, which depleted almost all of our savings. We plan on having automatic payments w/drawn from our bank account. We may pay off the loan sooner (~2.5 - 2.75 years) depending on if we have another baby sooner (right now we plan on having another in 3 years).
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	This is a very general break down of our monthly expenses, as you can see a large portion goes towards paying off our credit cards. Mortgage (house, taxes & ins) $1340 - note our actual amount due is $1263, but we pay more to try & pay it off sooner Ultilities (cable, electric, water, phones, etc) ~ $580 2 Cars (ins & payment on mine) ~ $315 - my husband owes nothing on his car & his company pays for maintenance & gas Food ~ $500 Child expenses (diapers, formula, clothes, etc) ~$250 - note we don't pay for daycare yet which will be $225/week (parents watching him til June, no charge) Savings $500 Credit cards $1500 (4 cards) Timeshare ~$183 Misc $200

Member Payment Dependent Notes Series 672806

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672806	$10,000	$10,000	7.29%	1.00%	February 23, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672806. Member loan 672806 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Pacific Ambulance	Debt-to-income ratio:	12.47%
Length of employment:	< 1 year	Location:	Newport Beach, CA

Home town:
Current & past employers:	Pacific Ambulance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,005.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
are you already worling in this field? Does this get you a promotion? Have you done this kind of work prior to your current job?	I graduated from UCSB winter 2009 with a degree in biology and worked as a lifeguard for 2 years while going to school. I then decided to get my certification as an EMT shortly after graduating and quickly got a job with a company called Pacific Ambulance and have been working with them for nearly a year. I really enjoy working as an EMT but once I receive my paramedic license I will have the ability to do much more in the field(like administer medications and IVs on patients) plus my hourly pay will be doubled after graduation in less than a year.

Member Payment Dependent Notes Series 672861

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672861	$8,000	$8,000	7.66%	1.00%	February 17, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672861. Member loan 672861 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Falcon Express Lines	Debt-to-income ratio:	13.20%
Length of employment:	8 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Falcon Express Lines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	31
Revolving Credit Balance:	$9,355.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Can you comment on the delinquency 31 months ago? Thank you.	Hi. Thanks for reaching out. That has been my main problem. I was living overseas in japan for three years, and a lot of my mail never made it to me. Needless to say by the time I realized, the bill was 60 days past due. That was the only deliquincy I ever had and it was over two years ago. Unfortunately because of this, my credit card intrest rate shot up to nearly 29%. It has been impossible to overcome debt. Thanks for your consideration.

Member Payment Dependent Notes Series 672866

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672866	$2,000	$2,000	7.29%	1.00%	February 17, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672866. Member loan 672866 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	0.24%
Length of employment:	10+ years	Location:	Chamblee, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > I am asking for this loan to add to the money that I already have saved to purchase a used more economical vechicle. I have excellent credit. I am debt free, I have lived in the same place for about 14 years. I own a 2000 Plymouth Voyager Se van which I plan to keep at this time . I am a stay at home mom. My income comes through Adoption Assistance of $1,977.00 dollars a month which is deposited monthly by direct deposit. This account can only be used for the depoist of the adoption assistance funds and no electronic withdrawls can be taken out of it. It is used as a debit card for cash advance. I am using my SunTrust account where I am the payee for my sons Social Security electronic deposit is made. This account can be used to deposit the loan and to take out the monthly payment. I would prefer to pay this loan of in less than 36 months. I would only like it for a year could it be set up for that instead of the 36 months.

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$453.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 672895

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672895	$5,000	$5,000	7.29%	1.00%	February 23, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672895. Member loan 672895 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	BNSF	Debt-to-income ratio:	12.58%
Length of employment:	10+ years	Location:	Greybull, WY

Home town:
Current & past employers:	BNSF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > Well this will sum it up. The money I had saved up is being used to pay my taxes this year. The bathroom just had a major hiccup. I did get it patched but some things just need replaced.

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	26
Revolving Credit Balance:	$4,078.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at BNSF?	I am an engineer. I drive the trains.
If you rent your house why are you responsible for paying for bathroom repairs?	Just the agreement I made with the land lord for a lower rent.
Also, what was the delinquency 26 months ago?	From my divorce. It seems that even when the papers spell out who owes what the credit card company doesn't care. They still come after both. Still trying to get that straightend out.

Member Payment Dependent Notes Series 672970

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672970	$5,000	$5,000	20.48%	1.00%	February 18, 2011	February 25, 2016	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672970. Member loan 672970 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	bed bath and beyond	Debt-to-income ratio:	7.17%
Length of employment:	3 years	Location:	east orange, NJ

Home town:
Current & past employers:	bed bath and beyond
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,471.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at bed bath and beyond?	I am a payroll processor at the corporate office.
What are your plans for the money?	purchase a vehicle
Can you list your net income on a monthly basis and then your monthly expenses?	That information will be submitted to the credit team.
They will verify your gross income for us at your request. So we can make a decision on investing in your loan, can you tell us what your net income is on a monthly basis and then your monthly expenses?	my net is $2400 monthly
Submitting information to the credit team won't help potential participants in your loan make a decision. The only information we have access to is what you post on this site.Please provide a complete monthly budget so I can assess your ability to repay this loan. Please include net family income ALL expenses (including food, transportation, clothing, medical, household items, etc.), not just monthly bills. Thank you.	this question has been answered previously thank you
Sir/Ma'am, We don't have access to the files at lendingclub. Yet you want OUR money. How can I invest in you if I don't know your financial situation. Would you buy stock with only knowing the ticker - no other info? To us (the investors) - you are a stock that we are buying. We don't have any information about you. Not your name or any identifying features. We just want to know more about your finances to see if you are worth investing in from our end. We need info in order to do that. I understand this may feel invasive. But if would feel invasive to my pocketbook if you don't pay back the loan. Therefore, in order to feel comfortable lending to you (investing in YOU) we need to know about you. Just your financial info so that we can make an educated decision. Such as your monthly budget. Broken down. I would need to "see" that you can afford this loan. Sorry if this feels like an invasion of your privacy. Its not really - we just need to make sure our investments are good ones.	hi thank you, my name is athena and i am a payroll proccessor for bed,bath and beyond my monthly net income is $2400 monthly. my rent and living expenses is $1100 monthly thank you
By the way, you do look like a good investment to me, but I'd need to see your budget before I invest.	hi. i am a payroll processor for bed, bath and beyond.my net monthly income is $2400 all my living expenses amounts to $1100 monthly.thank you
Hi, can you list all your current debt with balance, APR and miniumm payment? Also please let us know if you are going to buy a vechile for $5k or will use as a down payment for buying a more expensive one? And lasty do you have any other source of income (spouse etc) thanks	i have no other debts!!! im a single mom, and im not buying an expensive vehicle just a reliable vehicle to get me back and forth to work thank you

Member Payment Dependent Notes Series 673001

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673001	$10,000	$10,000	13.06%	1.00%	February 17, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673001. Member loan 673001 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	CM2 Accounting, LLP	Debt-to-income ratio:	13.06%
Length of employment:	< 1 year	Location:	FRESNO, CA

Home town:
Current & past employers:	CM2 Accounting, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,380.00	Public Records On File:	1
Revolving Line Utilization:	57.70%	Months Since Last Record:	119
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CM2 Accounting, LLP and where did you work prior to that?	Hi. I am currently working as an Administrative Assistant/Office Manager, and before that as Manager of California Olive Committee.

Member Payment Dependent Notes Series 673008

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673008	$11,000	$11,000	5.79%	1.00%	February 23, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673008. Member loan 673008 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Blue Cross and Blue Shield of Louisiana	Debt-to-income ratio:	11.64%
Length of employment:	3 years	Location:	baton rouge, LA

Home town:
Current & past employers:	Blue Cross and Blue Shield of Louisiana
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > I'm just trying to lower my interest rate on a time share we bought a year ago. The rate we have currently is 17 percent. It's truly outrageous and I'm just looking to lower the rate and pay this off faster. Borrower added on 02/13/11 > I have excellent credit and I'm very good with money. I've never missed a payment or been late in my life. Please invest in me.

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,198.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Blue Cross and Blue Shield of Louisiana?	I build manage and maintain all of their public facing websites and set the strategy for their online marketing efforts. I also work with our CEO to establish him as an authority on healthcare reform by building a strong online presence for him through social media avenues.
What is the current amount owed and the interest rate on the debt you will be paying off?	The current amount is 11,200 and the interest rate is 17 percent. I don't have any problems paying the note, I just want to lower the interest rate so I can pay this off faster and save money.
where is the time share located at?	Nevada.
I see you're in Louisiana and time share is in Nevada. Are you still happy with your decision to purchase time share? Which franchise is the time share with? How many and what weeks do you own or if points more detail please. Do you expect to use the resort in Nevada yourself or trade for other venues? Would you by more if you had the money?	Yes I am happy. We get three weeks per year and we can trade anywhere in the country and several places internationally. RCI is the franchise. I would not buy more because we have everything we need and more already. Thanks for your question!

Member Payment Dependent Notes Series 673032

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673032	$9,000	$9,000	6.92%	1.00%	February 22, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673032. Member loan 673032 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,771 / month
Current employer:	Equiclaim	Debt-to-income ratio:	0.42%
Length of employment:	1 year	Location:	Dolan Springs, AZ

Home town:
Current & past employers:	Equiclaim
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$678.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Equiclaim and where did you work prior to that?	I am a DRG Analyst. Prior to that, I worked at West Valley Hospital as a medical coder, inpatient records. As a DRG Analyst, I now perform post-pay audits of hospital inpatient records to identify and recover savings from previously paid commerical claims.
What are the 3 inquiries for in last 6 months?	What inquiries are you referring to?
I have cash to lend, but first have some questions. Thank you in advance for your answers. All potential lenders will see your responses so it should be worth your time and your loan should be more fully funded. Your profile shows income is unverified by LC. Would you please contact them to verify your income? What is the combined income of your household and from what sources? Please would you tell us about yourself, and explain what exactly this loan is for. For your household, please list amounts of all major debts (CC, auto, mortgage, HELOC, student loan, medical and so on). Is your debt increasing/decreasing over time? Please list amounts of any savings you may have (non-retirement and retirement accounts) and other equity (such as in your residence). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Are you likely to pay this loan off earlier than the stated term?	I can verify my income with my recent W2 and most current paystub. I will find out how that is done. No major debts, no car payments, no student loan. Mortgagte payment of $376.00, small monthy credit card debit, usually paid off. I keep the balance due paid off or at a low balance. I will have automatic deductions set up. I will likely pay the loan off sooner than the stated term.

Member Payment Dependent Notes Series 673062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673062	$2,000	$2,000	6.92%	1.00%	February 16, 2011	February 25, 2014	February 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673062. Member loan 673062 was requested on February 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Northern Arizona University	Debt-to-income ratio:	0.83%
Length of employment:	< 1 year	Location:	Flagstaff, AZ

Home town:
Current & past employers:	Northern Arizona University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/11 > I am planning to replace my Air Conditioning system on my house and I have decided to replace the roof at the same time. I am in need of additional financing to complete the job. I am planning to repay this loan early.

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	9
Revolving Credit Balance:	$1,284.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Northern Arizona University and where did you work prior to that?	I work un the library there, prior to that I worked in another library. Prior to that I was in school where I earned a Master's in Library Science.

Member Payment Dependent Notes Series 673142

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673142	$8,000	$8,000	15.28%	1.00%	February 22, 2011	February 27, 2016	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673142. Member loan 673142 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Pearl Cup	Debt-to-income ratio:	8.40%
Length of employment:	< 1 year	Location:	Garland, TX

Home town:
Current & past employers:	Pearl Cup
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > I'm using this loan to consolidate my debt.

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,172.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I am interested in funding your loan but would like some questions answered first. 1. This loan is for $8,000. What are the balances, interest rates, and current payments you plan on paying off with this loan? 2. What do you do at Pearl Cup? 3. How much disposable income do you have after bills per month? Thank you.	Hi, thanks for the questions. I have the following credit card debts: Chase Bank: 2,974.00 @ 27.24% interest Capitol One: 2,733.00 @ 0.00% Citi Bank: @ 1,024.00 @ 19.99% Wells Fargo @ 1,293.00 @ 13.00% I plan on paying off all of these. I am a coffee roaster and barista trainer for the Pearl Cup. The pearl cup is a coffee shop. I have $500.00 disposable income each month. Let me know if you have any other questions.. Thanks!

Member Payment Dependent Notes Series 673216

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673216	$11,500	$11,500	9.63%	1.00%	February 22, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673216. Member loan 673216 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,978 / month
Current employer:	Att	Debt-to-income ratio:	15.89%
Length of employment:	4 years	Location:	CYPRESS, TX

Home town:
Current & past employers:	Att
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	73
Revolving Credit Balance:	$3,009.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please specify what type of home improvements project(s) you are looking to complete as well as why it's important to you?	We are planning to use this loan to renovate one area of our home to be a suitable office space. This will give me the necessary room to expand without infringing on the rest of the family space.
I would like to help fund your loan, but please answer the following question(s): 1) Please list home improvement to be made, why you are making it and its cost. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	We are planning to use this loan to renovate one area of our home to be a suitable office space. This will give me the necessary room to expand without infringing on the rest of the family space. The original cost was closer to 15k but we will cash flow the rest.

Member Payment Dependent Notes Series 673339

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673339	$9,000	$9,000	12.68%	1.00%	February 22, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673339. Member loan 673339 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,600 / month
Current employer:	RM Contracting SISCA Northeast	Debt-to-income ratio:	15.37%
Length of employment:	< 1 year	Location:	New Milford, CT

Home town:
Current & past employers:	RM Contracting SISCA Northeast
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/11 > motorcycle loan

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	26
Revolving Credit Balance:	$1,640.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	mortgage: 457 340 HELOC: 80 114 market value: 404 000 (not included in the zillow estimate are the two approved residential building lots, 140 000 and 160 000)
Make, model and year of bike?	1999 Harley Davidson Softail Fatboy

Member Payment Dependent Notes Series 673377

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673377	$10,000	$10,000	10.37%	1.00%	February 23, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673377. Member loan 673377 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Heathesystems	Debt-to-income ratio:	18.68%
Length of employment:	1 year	Location:	Lutz, FL

Home town:
Current & past employers:	Heathesystems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/11 > Using this loan to pay off high interest debt credi card.

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	27
Revolving Credit Balance:	$22,425.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 673463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673463	$10,000	$10,000	11.11%	1.00%	February 18, 2011	February 26, 2016	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673463. Member loan 673463 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	Target	Debt-to-income ratio:	11.72%
Length of employment:	9 years	Location:	Torrance, CA

Home town:
Current & past employers:	Target
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,500.00	Public Records On File:	1
Revolving Line Utilization:	39.70%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello! I am interested in funding your loan. Please list the debts you are looking to consolidate, including outstanding balance, APR, and min monthly payment. Thank you!	Target Visa $5224 Sams Club $2620 Home Depot $376 Dental Bill $975
What is your position at Target? Your credit report says you had a public record filed against you a little over 8 years ago. Can you describe what happened?	HR Team Leader My husband lost his job after going thru savings and he still didn't have a job after 2 years we went thru bankruptcy in 2002

Member Payment Dependent Notes Series 673491

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673491	$10,500	$10,500	18.25%	1.00%	February 23, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673491. Member loan 673491 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,267 / month
Current employer:	ucla	Debt-to-income ratio:	16.56%
Length of employment:	3 years	Location:	Woodland hills, CA

Home town:
Current & past employers:	ucla
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	11
Revolving Credit Balance:	$10,978.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 673506

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673506	$12,000	$12,000	11.11%	1.00%	February 18, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673506. Member loan 673506 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	NJHEART	Debt-to-income ratio:	7.22%
Length of employment:	5 years	Location:	SAYREVILLE, NJ

Home town:
Current & past employers:	NJHEART
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	67
Revolving Credit Balance:	$12,476.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? or Gross $ Income Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes your loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	hi, My job title is an echocardiographer. I perform sonograms on patients hearts. My husbands income is not included in my gross annual income. I gross 70,000 annually. I would only want the loan for 3 years max but I surely intend on paying it off sooner. So i would say short term 2 years especially with no prepayment penalty. The sooner the better. Just need to get out of some credit card debt from our wedding for the new baby coming!!!
ECT, Me again. Thanks for reply. MD's, Nurses, et al, receive attention and thank you, but facts are cannot accomplish anything beneficial for patient without specialized support staff working tirelessly behind them. I'm always interested in helping finance medical techologists loans- especially specialized fields Laboratory, X-Ray, Ultrasound, Respiratory, Chemotherapy, et al because strong demand for their experience and experience. Loan should 100 pct fund quickly. Over and out. Lender 505570 U S Marine Corps Retired	Thank you!
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	my debt is specifically from our wedding in october. We had some unfortunate family issues that arose during that time in which we had to give a lending hand. total credit card debt 10,000 at 24% . no new debt has occured. Just trying to get rid of this large bill at 24%
Thank you -- I will be investing in you. Please know that we work extremely hard for our money and are counting on you to pay us back.	thank you for investing .. I as well work extremely hard and intend on paying this loan off very quickly.

Member Payment Dependent Notes Series 673529

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673529	$4,500	$4,500	6.92%	1.00%	February 16, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673529. Member loan 673529 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	WAP Services	Debt-to-income ratio:	20.87%
Length of employment:	10+ years	Location:	ANDOVER, MA

Home town:
Current & past employers:	WAP Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/11 > I currently have two older loans with interest rates on one being 16 percent, and the other 23 percent! I have since paid off ALL of my credit card debts. Only have 1 car payment, and this loan is pretty much a refinancing of the two higher rates. This Loan personally saves me over 500 dollars over the three year span, not to mention the other variables that it helps save money for me. Very convenient for me, and is a Win Win for all parties involved. Thank you very much!

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	75
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What are the sources of the 2 older loans? Credit cards, personal loans, or something else? Thank you.	Hi, The two older loans are two personal loans. I've been managing my finances really well, and paying off all my credit cards since I had received those two loans. My credit score is 750, and now I can refinance those two loans to a much lower rate, and a shorter 36 month term. It will cut my interest paid over 3 years dramatically. Almost 700-1000 dollars over the life of the two loans. Please feel free to ask me any more questions, thank you very much!

Member Payment Dependent Notes Series 673585

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673585	$4,500	$4,500	6.92%	1.00%	February 23, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673585. Member loan 673585 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Cobb County Schools	Debt-to-income ratio:	27.62%
Length of employment:	10+ years	Location:	Kennesaw, GA

Home town:
Current & past employers:	Cobb County Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,590.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Cobb County Schools?	Administration at a local school.
Hi. What specifically do you plan to buy with this loan money? Thank you.	New appliances for my house.
Could you elaborate on "new appliances for your house". This will attract more lenders. Thanks.	Refrigerator, built in oven and microwave, and built in stove.

Member Payment Dependent Notes Series 673620

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673620	$10,500	$10,500	10.74%	1.00%	February 22, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673620. Member loan 673620 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,167 / month
Current employer:	Pactiv	Debt-to-income ratio:	7.52%
Length of employment:	10+ years	Location:	Newark, NY

Home town:
Current & past employers:	Pactiv
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > my monthly budget is 3600.00/month. And my job is very stable.

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	11
Revolving Credit Balance:	$463.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide the details on the need for the loan. Also, what do you do at your job. Thank You	Type your answer here.I set up equipment and trouble shoot extruder processes. This includes training personnel. I may be asked to go to a customer to view problems with our product.

Member Payment Dependent Notes Series 673623

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673623	$5,400	$5,400	12.68%	1.00%	February 16, 2011	February 26, 2016	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673623. Member loan 673623 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	JDA Software Group, Inc.	Debt-to-income ratio:	12.84%
Length of employment:	10+ years	Location:	Dallas, TX

Home town:
Current & past employers:	JDA Software Group, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,742.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Zillow estimate is $164,000. I owe right at $212,000. Obviously the economic downturn has had a tremendous impact on the housing market. I plan to be here for many years. Sorry, I don't know what HELOC is. Thank you. Jim Close
why do you need to loan and what is the interest rate you are paying on it?	Looking to purchase an older classic Cadillac. Interest rate is negotiable. Thanks.
Please list all of your debts, including interest rates, balances, and monthly payments. For example: "Credit Card 1, $2000, 20%, $100/month etc." Please say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? How much will the Cadillac cost? Thanks.	Nevermind.
Are you withdrawing your application for this loan?	If you can't determine from my credit report and the information that I have already provided then I am not interested in doing business with you. I will get a personal loan from my bank. I thought this would be easy. Thanks anyway.
I think you may misunderstand how Lending Club works. I do not work for Lending Club; I am an individual investor who is deciding whether to invest funds in your loan. Your loan is funded by people like me, and answering our questions helps us decide whether or not it is a good investment. We can only see 13 metrics that are a summary of your credit report, such as Credit Score Range (it says 714-749) and Revolving Credit Balance ($13,742), so we cannot see the individual debts that you carry. Answering the questions about your job and what the funds of this loan will go toward will increase investor confidence and the likelihood of this loan being fully funded by investors.	I think that i'm beginning to understand how this works. Thanks for the additional information. I learned about Lending Club from a link on ebay. I am looking to purchase a classic Cadillac. Regarding my job, I am Director of Corporate Real Estate and Facilitiesfor a global software company and have responsibility for North and South America. I have been with this employer for more than 10 years. My loan request is currently 55% funded. Thank you.

Member Payment Dependent Notes Series 673632

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673632	$5,500	$5,500	7.66%	1.00%	February 17, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673632. Member loan 673632 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,167 / month
Current employer:	LEO BURNETT	Debt-to-income ratio:	3.99%
Length of employment:	< 1 year	Location:	CHICAGO, IL

Home town:
Current & past employers:	LEO BURNETT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/11 > Hi there. I carry a single credit card with a balance due of $5,500. They recently raised my interest rate to 14.99% so I'm looking to pay it off with a lower interest rate and cancel the card. I'm a Senior Vice President at a Chicago ad agency with an annual salary of $170,000. I plan to pay this off in the next 4-6 months. I was also interested in trying out Lending Club since friends recommended it. Borrower added on 02/15/11 > Thank you.

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	52
Revolving Credit Balance:	$5,368.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 673712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673712	$6,000	$6,000	7.66%	1.00%	February 22, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673712. Member loan 673712 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	DHL EXPRESS	Debt-to-income ratio:	3.12%
Length of employment:	10+ years	Location:	pacific palisades, CA

Home town:
Current & past employers:	DHL EXPRESS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/11 > This is the down payment for my first home. I believe this is the right time to buy a home for my family. Borrower added on 02/16/11 > I've been working very very hard for more than 25 years on this dream and I want to provide my family with a secure place where we can really call home, building a solid foundation for my child, and I think this is the right time to buy a home. My job is very stable and the company is growing. And please can you help us reach our dream home. Thank you so much.

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,852.00	Public Records On File:	0
Revolving Line Utilization:	88.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for DHL EXPRESS?	I've been with DHL Express just over 11 years working in flight operations.
Good evening, What percentage of the home value is your down payment? Also, could you provide us with your expected monthly mortgage payment including taxes and any mortgage insurance? Could you also explain the delinquency on your record? Thank you	Iam more then happy to answer your question the down payment is 3.5% on a 124,000 loan and then my expected mortgage payment is $825.00 a month. Right now my monthy rent is $1500 as for the delinquency THD/CBSD is in dispute because it's not mine. if you have more questions please feel free to ask.

Member Payment Dependent Notes Series 673721

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673721	$20,000	$20,000	10.74%	1.00%	February 23, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673721. Member loan 673721 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	bowman apple products	Debt-to-income ratio:	13.96%
Length of employment:	3 years	Location:	luray, VA

Home town:
Current & past employers:	bowman apple products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,947.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at bowman apple products?	I am a mechanical and electrical techanican for a major bottling company. My line title is called Line leader with 3 other mechanical techanicans under me. I am responsible for all quality and sanitation issues related to this line.My duties include supervising and hands on repairs to all relatd equipment to production. We produce products such as Arizona teas and Honest tea products. Thank you,JOHN
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	capital one -approx 2700 -rate 17.9 pay 100 -pay off acc orchard bank- approx-540-rate 19.99-pay 50-pay off acc capital one-approx-3000-rate17.9-pay 100-pay off acc merreck bank-approx 160 rate 19.49-pay 50-pay off acc pay pal-approx 560-rate28.9 pay 100 - pay off acc wal mart approx 450-rate 22.9 pay 100-pay off acc lowes -approx 560-rate 24.9-pay 50-pay off acc wal mart-approx 1460 rate 22.9 pay 100-pay off acc
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3..Are you the sole wage earner? Thanks.	income 2800 to 3200 month- mortage 906- no vehicle payment- utilities 200 month- phone/internet 100 month- insurance 120 month- food/misc. 400 month- my spouse works but we keep our fiances separate. Thank you, John
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Title is in my name. Current balance is 144,360. No HELOC"s . Current market value is 220,000. Thank you,John
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Are you the sole wage earner? Thanks.	previously answered, thanks

Member Payment Dependent Notes Series 673722

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673722	$6,000	$6,000	14.54%	1.00%	February 18, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673722. Member loan 673722 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,554 / month
Current employer:	msc	Debt-to-income ratio:	8.46%
Length of employment:	4 years	Location:	lebanon, PA

Home town:
Current & past employers:	msc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2008	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$364.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is msc and what do you do there?	it's an industrial company,the website is mscdirect.com ,i have been with them for four years and i am a packer
Any additional household income not listed above?	no
What debt are you trying to consolidate?	i am trying to consolidate a 6000 dollars personal loan with a higher interest rate than what i am trying to get now
What is MSC and what do you do there?	msc is one of the most successful industrial company in the united states,their website is mscdirect.com.i have been working for them as a packer since march 2007
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?_ (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? (6) Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (7) Can you verify your income with lending club?	hi,thank you for your interest,i verify and pack orders for msc since march 2007,i am intending to service the loan full term,but i reserve the right to pay it off early,in case of economic change,like additional income to the household,yes i do own a house,i bought it 3 years ago,the current market value is 130,000 dollars,the balance due on it is 110000 dollars,i making about 2100 a month and my current morgage payment is 813 per month,i am not interested in partially funded loan,i want the 6000 dollars loan to pay off a high interest personal loan,i always make my payment on time but the interest is too high,if you give me the loan,i will save money,and you will make money, once again,thank you for your interest.
Hi, your loan description says you have only $364 in revolving debt; what is the $6000 going to be used for? Also, what are the current interest rates and monthly payments you are making on your existing debt? Thanks.	hi,i want that loan to pay off a high interest personal loan,with a pay off balance of 6000,but the interest rate is close to 27%,i pay 197 dollars every month,and i never miss a payment,if you funded my loan,that will allow me to save money on interest,and pay the new loan faster and you will make money,it's a win win situation,thank you for your interest.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	hi,thank you for your interest,the total balance on the morgage is 110,000,the current market value is 130000, HELOC,i dont know what it stand for,all i know i dont owe anything else on my home beside my morgage.

Member Payment Dependent Notes Series 673800

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673800	$20,000	$20,000	14.54%	1.00%	February 22, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673800. Member loan 673800 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Hall County Schools	Debt-to-income ratio:	18.23%
Length of employment:	10+ years	Location:	Flowery Branch, GA

Home town:
Current & past employers:	Hall County Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,713.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired are eligible for issue. When listing expires, if loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 pct ($16 - $18K) partial funded loan and pay off higher APR interest debts. After 6-months making on time payments, you are automatically eligible to relist a loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello. I am a Special Education teacher with the Hall Co. School System. I have been teaching for 20 years and have been employed with my current school system for 10 years. My Gross Income per year is about 58,000. I intend to have the loan paid off in 2-3 years. Although I, obviously, would like to receive 100% funding or at least 80%+, I probably would accept partial loan if offered. Thank you for your interest.
What do you do for Hall County Schools?	Teacher/Special Education
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?_ (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (7) Can you verify your income with lending club?	Questions answered in previous post.
Please list all of your debts, including interest rates, balances, and monthly payments. For example: "Credit Card 1, $2000, 20%, $100/month etc." Please say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Debts include Credit Card 1, $5000.00, 19%, $140/minimum payment/month; Credit Card 2, $15,000, 21%, $467/min. pymt/month My plan is to pay both of these credit cards off with this loan. Credit Card #2 has already been cancelled. Credit Card #1 will be inactive as I have been advised not to cancel the cards completely to avoid Credit Score declining. My job is stable. I am a Special Education teacher in Hall Co. and have been teaching for 20years.
Can you list the balance, monthly payments and interest rates for all accounts being consolidated?	Questions addressed in previous post
The monthly payment for this loan will be a little bit higher than your current combine monthly payments for the two credit cards you'll be paying off. This will save you a bunch of money in interest with the lower interest rate, but do you have enough flexibility in your monthly budget to cover the slightly higher payment? How much extra do you have each month after paying your normal monthly expenses?	I do have the flexibility to cover the higher payment. I generally have about $1000 after normal monthly expenses are accounted for.
You indicate that your gross is $58K/year but your verified income is only $3500K/month or $42K/year. Can you explain the inconsistency? More importantly, I think potential lenders could get more comfortable with your profile if you listed out your monthly expenses so we can see how you will cover the $688/month on this Lending Club loan? Do you have a spouse or family member that contributes income and, if so, how much monthly? Thank you.	I apologize. It was an estimate on my part. My actual monthly income is $4866.77.
I agree payment is too big for monthly income. Any additional household income not listed above?	I have my regular full time monthly income of ~$4000, plus I receive extra income from odd jobs I do -- private tutoring, Hospital Homebound, and Saturday School. I just recently paid off a debt where I was paying $900.00/month. Although I have been taking that $900.00 and dividing it among my my two credit cards (even $250-300 on one and $500 on the other), it barely meets the minimum payments and with the credit card interest it isn't paying down the debt as quickly as I would like, in order to get out from under the credit cards. I researched the interest rate and payment amount for this loan and I intentionally chose the 3 yr payment rather than the other (6 yr)? loan paying $400-500/month because I know that I am capable of making the minimum payment if not a little extra to get it paid off before the 3 yr period. I do not have any monthly bills that I am responsible for except normal living expenses such as groceries, gas for the car, medical expenses, and car insurance. The mortgage and household utilities and expenses are paid by the homeowner.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Are you the sole wage earner? Thanks.	I am guaranteed to NET at least $3073.58 after all deductions are taken out of my check. Some months my net is higher b/c I take the opportunities to work extra time when it is offered (such as the tutoring during planning, Hospital Homebound Teacher, Saturday School, Afterschool Tutoring) From base pay, I pay the following expenses: Car Insurance $68.03 Karate Tuition $95.00 Healthclub $32.00 Cellphone $40.00 Childcare $400 (Reimbursed) Groceries $400 Gas $200 Emergency Fund $300 Church $300 which leaves a total of 1238.55. Normally, I would pay about $600 on one credit card and $300 on the other, which would leave me with about $338.55 for misc. expenses.

Member Payment Dependent Notes Series 673814

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673814	$12,000	$12,000	7.29%	1.00%	February 23, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673814. Member loan 673814 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Waffle House	Debt-to-income ratio:	3.10%
Length of employment:	4 years	Location:	Norcross, GA

Home town:
Current & past employers:	Waffle House
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,283.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Waffle House?	I am a district manager, I oversee the operation of 3 units. I have 3 unit managers under me and 45 hourly associates. My main duties are staffing the units, daily operations, and maintaining profitablity for my units.
Hi. What specific debts are you consolidating with this loan? Thank you.	I am attepting to consolidate two high interest rate credit cards.
What is the current interest rates and amounts owed on the debt you wish to consolidate?	I currently owe 4200 at 12% on one credit card and 5000 at 23% on another. I requested the extra to make sure I would have enough to pay everything off after the lending fees.

Member Payment Dependent Notes Series 673900

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673900	$5,000	$5,000	6.92%	1.00%	February 16, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673900. Member loan 673900 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,250 / month
Current employer:	Village of Ridgewood	Debt-to-income ratio:	6.25%
Length of employment:	5 years	Location:	Ramsey, NJ

Home town:
Current & past employers:	Village of Ridgewood
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	66
Revolving Credit Balance:	$545.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Village of Ridgewood?	Police Officer

Member Payment Dependent Notes Series 673901

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673901	$6,500	$6,500	10.74%	1.00%	February 22, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673901. Member loan 673901 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Seton Hall University	Debt-to-income ratio:	6.80%
Length of employment:	6 years	Location:	East Orange, NJ

Home town:
Current & past employers:	Seton Hall University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/11 > I plan to use the funds to consolidate all my credit card debt. I have been making payments on my credit card for over 5 years and have never been late on a payment. My monthly disposable income is 800. I've been employed with Seton Hall University since I've graduate and was given 3 promotions within the past 6 years of my employment.

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	66
Revolving Credit Balance:	$6,484.00	Public Records On File:	1
Revolving Line Utilization:	63.60%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) TRANSUNION Credit Report shows 1 unidentified Public Record 94-months ago. Whay the Chapter 7/11 Bankruptcy? and What was final disposition? (2) What is your position (BRIEF job description) with employer? (3) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (4) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Chapter 7. My challenges involved completing school and financing my education. I've since graduated and i am now employed by the university ever since. 5+ years. Since my filling Ive never missed a payment. My base income is 65,000. My wife is a work study employee at the university with a base salary of 9000 year. She graduates this may. I intend to repay the loan in the full 36 months. This loan will allow me to consolidate my credit debt and free up extra cash to make larger student loan payments. Right now my minimum payment on credit cards is about 700/month because of high interest rates. If I continue with my minimum I will still be in credit debt after 36 months. On this program I know I'm debt free after 36 months and I'll be able to eat at the principles of my student loans at a faster rate. Thanks.
What do you do at Seton Hall University?	I'm an applications developer. I started over 5 years ago as a work study. Once I graduated I was offered a full time position. My references, boss and my position can be verified on seton hall university website via the human resources web page. Since employed I've bee promoted 3 times. My expertise envolves support with the university portal and website.

Member Payment Dependent Notes Series 673932

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673932	$7,200	$7,200	16.02%	1.00%	February 18, 2011	February 27, 2016	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673932. Member loan 673932 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	SingerLewak LLC	Debt-to-income ratio:	9.91%
Length of employment:	< 1 year	Location:	Mar Vista , CA

Home town:
Current & past employers:	SingerLewak LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/11 > I am trying to pay off all of my debts so that my husband and I can save to buy a home for our future family. This is our first step in that process. We both have debt and have created for ourselves a five year payment plan to reach our goal. My husband's income covers the rent and bills, and we use my income to pay down our debts. We would use this loan to consolidate a few of our unstructured debts and incorporate them into our five year plan. My income is more than enough to cover the requested monthly payment for this loan and still allow room to pay our other debts down. I worked at my previous job for four years as an executive assistant. I left on good terms because I moved, and I found a similar job near my new home. Thank you for considering me.

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,193.00	Public Records On File:	0
Revolving Line Utilization:	91.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SingerLewak LLC?	I am an executive assistant, which means I do administrative work for two of the partners at the firm. I also do editing work on financial statements before we send them to our clients.

Member Payment Dependent Notes Series 673945

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673945	$4,000	$4,000	10.00%	1.00%	February 16, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673945. Member loan 673945 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,334 / month
Current employer:	US Army	Debt-to-income ratio:	15.90%
Length of employment:	5 years	Location:	Trenton, FL

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/11 > Currently deployed to Afghanistan with the US Army and trying to consolidate my debt and pay it off before returning home.

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,494.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 674014

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674014	$18,225	$18,225	10.00%	1.00%	February 23, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674014. Member loan 674014 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	Anthem Strong Families	Debt-to-income ratio:	18.29%
Length of employment:	2 years	Location:	Dallas, TX

Home town:
Current & past employers:	Anthem Strong Families
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,118.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you briefly describe your company and what you do? Also what are the rates and balances on the debts you are consolidating?	I am a Program Manager at a non-profit in which we provide free relationship education, teaching communication skills, conflict management, money personalities, characteristics of a healthy relationship, anger management and more. I manage the 2 government grants that provide these services for free. I have been with the organization for almost 3 years. My debt vary, see listed below: Citi: $6,238.91 - 29.9% $2,131.15 - 18.99% Bank of America: $4,587.31 - $19.24% Chase: $6,164.12 - 11.9% Thank you for your consideration.
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Yes. We do not carry or use any of these credit cards. I have been researching the pros and cons of completely cancelling the credit cards. Along with this a strict cash only budget system has been put in place for our family. Thank you for your consideration!

Member Payment Dependent Notes Series 674071

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674071	$13,300	$13,300	16.40%	1.00%	February 23, 2011	February 27, 2016	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674071. Member loan 674071 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,433 / month
Current employer:	Portamedic	Debt-to-income ratio:	6.89%
Length of employment:	3 years	Location:	Riverside, CA

Home town:
Current & past employers:	Portamedic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,532.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the balance, monthly payments and interest rates for all accounts being consolidated?	I have two cards, one balance is 9084.00, at 8.24%, with a monthly payment of 304.00. The other has a balance of 6237.00, at 12%m with a monthly payment of 194.00. Thank you for your consideration.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	I just submitted the information you requested to another member with out the card company names. Thank you for your consideration.
Why borrow money at 16.4% interest to pay off debts at significantly lower interest rates?	Good question, monthly payment will be lower for me, plus, I can pay one payment a month to investors over time. The 16.4% is fixed. The two rates I have now have jumped 3.25% each in one year. Nice and neat.
Your house is paid off?	Will be in less than 3 years.
What is Portamedic and what do you do there?	Portamedic is the nations largest insurance exam company. I am a Medical Examiner. I go to homes of insurance applicants and perform medical exams. Which are reviewed by insurance companies underwriters to determine risk.
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) Is spouse, partner, or other incomes included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 5-yrs? Short term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	First, Thank you for your service sir! The income listed is just mine. Household gross income is 160,000.00 per year. I anticapte the loan to go full 5-yr. term. Thanks again.
what is alpha zebra 150?	Just a name for the loan. It means absolutely nothing.

Member Payment Dependent Notes Series 674088

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674088	$9,950	$9,950	5.42%	1.00%	February 18, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674088. Member loan 674088 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	The Dow Chemical Company	Debt-to-income ratio:	12.94%
Length of employment:	10+ years	Location:	Lilburn, GA

Home town:
Current & past employers:	The Dow Chemical Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/11 > As a Dow Chemical Employee, I am eligible to purchase 421 shares of Dow Stock at $23.00 per share in a lump sum beginning March 7, 2010. Dow is currently trading for over $38 dollars per share. Dow Chemical recently reported sharply higher fourth-quarter profit with strong sales across the globe. After I receive my Employee Stock Purchase shares, I will sell them on the open market sometime during the loan term while the stock price is high for a good net profit.

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,630.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. If Dow goes south shortly after you buy it, will you be able to repay the loan? What is the $30,630 in revolving debt shown on your credit history? What is your home worth, and what do you owe on the mortgage and or HELOC? Thanks for answering my questions, and good luck with your loan.	IF Dow were to go south shortly after buying the stock, making a $300 per month payment until it turns around is not a problem for my dual career household. The majority of the $30,000 revolving debt is a low interest credit card that was used to pay for home improvements. Home is worth about $250,000 and $190,000 is owed on the mortgage.
How long is the lock-out period for the sale of the stock?	There is no lockout period. As soon as the lump sum purchase is processed, and the stocks post to the Morgan Stanley account; they are available to sale if desired.

Member Payment Dependent Notes Series 674099

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674099	$6,000	$6,000	16.40%	1.00%	February 17, 2011	February 27, 2016	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674099. Member loan 674099 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,660 / month
Current employer:	Highline Imports LLC	Debt-to-income ratio:	15.71%
Length of employment:	< 1 year	Location:	Bloomsbury, NJ

Home town:
Current & past employers:	Highline Imports LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,741.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, I owe $124K and market value of last weeks appraisal is $180K. Regards.
It lists that you have over 20K in revolving credit debt. Is that accurate? If so do you expect to have the extra $ to pay this loan every month?	The PNC loan for $5K was just paid off and was the same monthly payment without issue. Regards.

Member Payment Dependent Notes Series 674215

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674215	$11,000	$11,000	5.42%	1.00%	February 22, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674215. Member loan 674215 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Cedars-Sinai Medical Group	Debt-to-income ratio:	19.75%
Length of employment:	10+ years	Location:	GARDENA, CA

Home town:
Current & past employers:	Cedars-Sinai Medical Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > I have an excellent credit score and have been at my current job for 14 years. I plan to pay this loan off in less than 3 years.

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,039.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Type your answer here. Surgical procedures which I have been postponing due to work schedule.
What are you monthly expenses	monthly expenses average $1800 including rent.

Member Payment Dependent Notes Series 674232

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674232	$7,600	$7,600	14.17%	1.00%	February 17, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674232. Member loan 674232 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	CSEA / SEIU	Debt-to-income ratio:	23.66%
Length of employment:	7 years	Location:	SACRAMENTO, CA

Home town:
Current & past employers:	CSEA / SEIU
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/11 > Consolidate Credit Card Bills, I have faithfully pay my credit card bills every month but have been unable to pay them off and would liek to do so. I have been employed at my current job for almost 7 years. I also have a send job that I have been at for 2 years. I had been at my previous job for 10 years. I am about to pay off my car loan this month so my monthly bills are not much.

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	62
Revolving Credit Balance:	$21,690.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 674320

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674320	$4,800	$4,800	12.68%	1.00%	February 17, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674320. Member loan 674320 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	alliance credit union	Debt-to-income ratio:	7.87%
Length of employment:	7 years	Location:	santa cruz, CA

Home town:
Current & past employers:	alliance credit union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	76
Revolving Credit Balance:	$5,109.00	Public Records On File:	1
Revolving Line Utilization:	72.00%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 674376

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674376	$8,000	$8,000	10.37%	1.00%	February 23, 2011	February 28, 2016	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674376. Member loan 674376 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,950 / month
Current employer:	n/a	Debt-to-income ratio:	10.32%
Length of employment:	n/a	Location:	Topeka, KS

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > Pay off high interest rate credit cards. Borrower added on 02/14/11 > Pay off high interest rate credit cards. Have credit score of 712. Monthly income is retirement income from Railroad Retirement, Social Security, Burlington Northern Santa Fe company employee pension and Federal retirement payment, Have credit history of making payments on time.

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	81
Revolving Credit Balance:	$17,933.00	Public Records On File:	0
Revolving Line Utilization:	72.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why take the 5 year loan? With your income it looks like you could easily pay off in 3 years or even less.	Wanted to keep monthly payment below $200 with intentions paying off sooner.

Member Payment Dependent Notes Series 674378

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674378	$21,850	$21,850	10.00%	1.00%	February 22, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674378. Member loan 674378 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Sarasota County Sheriff's Office	Debt-to-income ratio:	23.27%
Length of employment:	10+ years	Location:	Sarasota, FL

Home town:
Current & past employers:	Sarasota County Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > I have never failed to pay any loan or make payments, I am going to use the money to pay of some higher interest debts, I have been employed with the same employer for 28 years (will be there until 2016 and retire, planning to have no debt at that time)

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,749.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired are eligible for issue. When listing expires, if loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 pct ($17 - $19K) partial funded loan and pay off higher APR interest debts. After 6-months making on time payments, you are automatically eligible to relist a loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) I am commander of the investigations bureau (Captain). 2) No, combined household income is $180,000per year. 3) 3 years 4) not sure I understand this question
I think what Lender 505570 meant to ask was, if you get over 60% of your loan funded but less than 100%, will you accept a partially-funded loan? Could you also detail your debts in the following format, one line per creditor? Creditor - Debt balance - APR - Monthly payment Thanks.	Yes, now I see what she/he was getting at and I would certainly consider it. thanks
Will this loan be used to consolidate the revolving credit balance listed of $21,7490? Also what is the rate you are looking to lower?	yes, and the benefits will include a payoff time table of three years with 5-7% less interest rate
What is the current rate you are paying on the debt you are looking to consolidate?	The rates vary from 14 to 17% which is why this 10% rate is attractive. It will also result in a lesser monthly payment amount than we are currently managing. better all the way around.

Member Payment Dependent Notes Series 674451

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674451	$4,200	$4,200	16.40%	1.00%	February 16, 2011	February 27, 2016	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674451. Member loan 674451 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,633 / month
Current employer:	Sprint	Debt-to-income ratio:	2.95%
Length of employment:	4 years	Location:	Edgewater, FL

Home town:
Current & past employers:	Sprint
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > I am requesting the amount that I have chosen to purchase a motorcycle. I've included taxes/tag/title fees. I originally requested a 3 year loan. However, was approved for 5 years. I chose this instead, to ensure that I will be able to make the monthly payments no matter what circumstances present themselves. This also makes it so I can make additional payments each month to pay it off early, but allows me flexibility at times if needed. I have recently paid off my car, so I have freed up income source that was 3 times the payment that I will have for this.

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,392.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 674490

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674490	$14,000	$14,000	16.02%	1.00%	February 17, 2011	February 27, 2016	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674490. Member loan 674490 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	21.25%
Length of employment:	10+ years	Location:	WOODBRIDGE, NJ

Home town:
Current & past employers:	Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/11 > CitiBank has raised my interest rate to an obnoxious 25.99% despite being a loyal customer since 1991! They stated that they were raising rates due to a "Business decision." Sounds like bad business to me!

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,180.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Short term: (NUMBER YEARS PLEASE): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired are eligible for issue. When listing expires, if loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 pct ($11 - $13K) partial funded loan and pay off higher APR interest debts. After 6-months making on time payments, you are automatically eligible to relist a loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I work in a management position. No my spouse's income is NOT included for my listed income. Gross Monthly income is $10,833. Intend to pay in 4-5 years. Yes, I am inclined to accept a partially funded loan provided it is at least 8k to rid myself of Citibank Visa. I have no plans on giving them another dime of business so there will not be a recurrence of the debt.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Citibank, $8,000 current monthly is $255
1 What is your job description? 2 What is the balance of your mortgage including 2nds and heloc? 3 What is the current market value of your house? 4 What is your itemized monthly budget? 5 How long in years do you plan on taking to pay off the loan? 6 List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. 7 What are you doing to keep this debt from reoccurring? 8 Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done. Please take the time to answer all these and other questions you get from folks. These are all unsecured loans and the information will enhance your chances of getting funded.	Balance of my mortgage is $207k no 2nds or HELOC. Curretn Market value of the house is $265-270. Plan to pay off the loan in 4-5 years, sooner if partially funded. I will no longer be doing business with Citibank so the debt will NOT reoccur
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$207k no HELOCs or 2nd
Hello sir, your credit metrics look extremely solid, and I am interested in investing in your loan. I had two questions if you wouldn't mind answering: 1) What is your job description with the Department of Homeland Security? 2) You seem to be carrying a good amount of credit card debt (23K according to the report they show us), especially considering your relatively high income. If the question isn't too personal, how did you end up acquiring such a high debt level, and do you plan to eliminate it in the near future? Also, thanks for your service to our nation.	I work in a management position. I acquired the high credit card debt through lines of credit that carried relatively low interest rates (manageable) and then the CC companies more then doubling them. I was told it was a business decision. I have left the accounts open to not damage my credit rating. YES, the reason for me seeking this loan out is to put a fixed timeline towards becoming debt free. Paying my minimums only resulted in only a 2K reduction in my debt over the past 12 months and I want to be debt free.
Why are you seeking a $14,000 loan to pay off an $8,000 debt? What do you plan to do with the rest of the money?	I was seeking 35K to pay off Citibank, and CapitalOne. I was only able to get approved for 14K. After Citibank is gone, the remainder will go to CapitalOne to lower my balance.
Other than the $8K Citibank debt, what are your plans with the remaining $6K of this loan? Do you plan to verify your income with Lending Club by sending them W-2 or other requested documentation? Also, what are the total payments you make per month toward your reported $23K in revolving debt? Thanks.	Income has been verified this afternoon. remaining 6k will go to CapitalOne.
How much do you owe Capital One? What is the amount of your current monthly payment toward that debt?	$21k and my monthly minimum is $554

Member Payment Dependent Notes Series 674492

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674492	$12,250	$12,250	10.37%	1.00%	February 23, 2011	February 27, 2014	February 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674492. Member loan 674492 was requested on February 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,163 / month
Current employer:	JPMorgan Chase Bank	Debt-to-income ratio:	13.22%
Length of employment:	1 year	Location:	Mt. Kisco, NY

Home town:
Current & past employers:	JPMorgan Chase Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/11 > I want to pay off my high-interest credit cards.

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,128.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 674589

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674589	$9,200	$9,200	10.00%	1.00%	February 23, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674589. Member loan 674589 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Elkhorn Electropolishing	Debt-to-income ratio:	22.94%
Length of employment:	3 years	Location:	Elkhorn, WI

Home town:
Current & past employers:	Elkhorn Electropolishing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	59
Revolving Credit Balance:	$26,210.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 674613

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674613	$2,200	$2,200	7.29%	1.00%	February 16, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674613. Member loan 674613 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Homestead Group	Debt-to-income ratio:	8.13%
Length of employment:	9 years	Location:	N Smithfield, RI

Home town:
Current & past employers:	Homestead Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	45
Revolving Credit Balance:	$204.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 674629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674629	$5,700	$5,700	7.66%	1.00%	February 23, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674629. Member loan 674629 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,067 / month
Current employer:	Icon Consultants	Debt-to-income ratio:	17.39%
Length of employment:	< 1 year	Location:	Humble, TX

Home town:
Current & past employers:	Icon Consultants
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,596.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 674652

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674652	$10,000	$10,000	6.92%	1.00%	February 22, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674652. Member loan 674652 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Hazen and Sawyer P.C.	Debt-to-income ratio:	10.54%
Length of employment:	3 years	Location:	CAMBRIDGE, MA

Home town:
Current & past employers:	Hazen and Sawyer P.C.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > I am paying off my credit cards and a $3000 car bill I just got from replacing a head gasket on my car. Consolidating all my bills helps me pay them off faster.

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,958.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? Thank you.	I have 2 credit card debts which want to consolidate into one account with a lower APR than my CC's currently have. I also just got hit with a $3000 head gasket replacement bill on my car, which I also had to put on my CC with a 17.99% APR, so with this loan, I can consolidate, and pay it off faster than if I kept all the debts on the higher rate CCs.
what was the balance of your credit card prior to being hit with the car repair and how did it get that high?	I have three credit cards I want to consolidate. a Citicard with a 29.99% apr with about $5000 on it from various things over the years, the only bigger purchases being Red Sox game packs. the 2nd card is my discover with about $1500 on it at a 19.99% apr and the 3rd card is my Amex at 17.99% apr which I opened for work-related expenses and being the lowest apr, that is the card I chose to put the $3000 car bill on. It didnt have a balance prior to the car bill.
Hello. I have cash to lend you, but first have some questions. Thank you in advance for your answers. All potential lenders will see your responses so hopefully your loan should be more fully funded. Your profile shows income is unverified by LC. Would you please contact them to verify your income? What is the combined income of your household and from what sources? Please would you tell us about yourself, your work. Is your debt increasing/decreasing over time? Do you have a goal to eliminate CC debt? If so please describe how. Please list amounts of any savings you may have (non-retirement and retirement accounts) and other equity (such as in your residence). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Are you likely to pay this loan off earlier than the stated term?	I actually make $54,000 a year, I will see if LC will verify it. I am a marketing coordinator for an engineering firm. My total household income isn't relevant since I live with roommates in the city, and their income does not effect mine. My debt is decreasing over time. Besides this debt that I want to pay off with this loan, I only have school loans, which I pay on time every month without fail. This loan is my goal to eliminate my CC debt. I have a condo deposit savings fund which I started years ago, but I don't touch that as I need the liquid cash for a deposit when I'm ready to buy, which will hopefully be once I've paid this loan off. I have a 401K as well at around 20K at the moment. I hope to pay more on this loan than the minimum every month and I will pay every month manually as when I pay manually it keeps my transactions more in the forefront of my head (also I can pay more that way), then simply letting the bank do it automatically. I hope that answers your questions.

Member Payment Dependent Notes Series 674670

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674670	$5,000	$5,000	10.74%	1.00%	February 18, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674670. Member loan 674670 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	the telephone connection	Debt-to-income ratio:	18.57%
Length of employment:	10+ years	Location:	henderson, NV

Home town:
Current & past employers:	the telephone connection
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	79
Revolving Credit Balance:	$3,959.00	Public Records On File:	1
Revolving Line Utilization:	74.70%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 674720

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674720	$2,800	$2,800	7.66%	1.00%	February 17, 2011	February 28, 2016	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674720. Member loan 674720 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,949 / month
Current employer:	Poolboss.com	Debt-to-income ratio:	3.58%
Length of employment:	1 year	Location:	Costa Mesa, CA

Home town:
Current & past employers:	Poolboss.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > My Car Loan Borrower added on 02/15/11 > I will be appling the $2,800.00 to towards a us car that I have already made a deposit of $2,000.00 on. I a good borrower because I always pay my bills on time. My monthly budget including mortgage is 1,500.00. As far as my job goes, I'm very stable in my job. Borrower added on 02/15/11 > I'm a good borrower because I always pay my bills on time. I'm never late on any payments that I must make and I'm a very responsible borrower. The $2,800.00 wii be applied towards a used car that I have already made a $2,000.00 deposit on. Borrower added on 02/15/11 > Additionally, I have a great credit score. Borrower added on 02/16/11 > Additionally, I'm a very dependable borrower. One who can be trusted to honor their payment responsibility. Borrower added on 02/16/11 > I am a very dependable and responsible borrower with a great tracking record Borrower added on 02/16/11 > My employer will verify that I'm a very dependable employee who is responsible and always on time.

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,931.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 674788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674788	$5,000	$5,000	13.06%	1.00%	February 16, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674788. Member loan 674788 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Bright Lights USA	Debt-to-income ratio:	12.64%
Length of employment:	10+ years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Bright Lights USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,328.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? What is your monthly budget (including family)? Please itemize If you have spousal income please specify approx ? Can you submit documentation and get your income verified through lending club? It increases confidence in lenders and will fund your loan faster	Money is to be used to pay of existing credit card debt to Juniper Card Services. APR is too high.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I just signed papers on my new home last April. Where I purchased it for $125,000. I was approved for a $400,000 mortgage without any issue at that time as well. That was by myself, not even with my fiance's income. I'm not sure how zillow.com works, but homes are going for double what I payed.

Member Payment Dependent Notes Series 674851

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674851	$8,000	$8,000	10.74%	1.00%	February 22, 2011	February 28, 2016	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674851. Member loan 674851 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	starcom systems	Debt-to-income ratio:	16.23%
Length of employment:	6 years	Location:	WATERBURY, CT

Home town:
Current & past employers:	starcom systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/11 > Ive been at my job for six years and my job security is great we do alot of work for QuinnipiacUniversity and there building a seven story dorm which we'll be working on for two years my job is very secure.

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,792.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please provide details for the need for the loan? Also what do you do at your job? Thank You	Im using the loan to consolidate my two credit card bills into one easy payment so i can finally be cleared of the dept.I run and manage data and phone sytems all around connecticut mainly Quinnipiac University and the Hartford Insurence Company.

Member Payment Dependent Notes Series 674916

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674916	$4,000	$4,000	7.29%	1.00%	February 22, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674916. Member loan 674916 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Walmart	Debt-to-income ratio:	2.08%
Length of employment:	4 years	Location:	Gainesville, FL

Home town:
Current & past employers:	Walmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > I am in a stable position to hold a job for as long as I need. My expenses and future expenses are low enough that I can pay off my loan and save money.

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 674931

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674931	$13,800	$13,800	16.02%	1.00%	February 22, 2011	February 28, 2016	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674931. Member loan 674931 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	Infonox on the web	Debt-to-income ratio:	6.17%
Length of employment:	8 years	Location:	tracy, CA

Home town:
Current & past employers:	Infonox on the web
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to open Tracy Ultimate Paintball, a Paintball park in the City of Tracy, CA on 10 acres. This is so youth and young adults can play in a safe and professional environment. Tracy has an unserved population of 82,000 people. The closest Paintball park is 40 minutes away in each direction. I already have a location and am actively pursuing building the field there. This loan money will be used primarily for Buying the Safety and Other Paintball equipment. On a personal Note, I have over 50k of my own money invested in this. My Credit score is 750+ and I have never missed a payment on anything in my life. I earn a salary of over 110k a year in my post as Director, Marketing in a Silicon Valley company. I have been here for 8 years and it is a stable job. The Production Cost for Marketing will be Negligible, as I will only be paying for ad space. Being a marketing Director by profession, I have skills in Graphic design, website building and management and working promotions using social networking like Twitter, Facebook, Blogs, Youtube and Flickr. I save a huge production amount right there and so I can use the money for equipment instead. I have partnered up with a big name in the Paintball business and have a field manager ready to start once I open.I am currently up to 70k in my investment and just need 30k more to open my doors for business and get the kids and young adults off the couch and playing paintball... Thank you for your investment.

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$891.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide a detailed loan description. If this loan does not fully fund, will you accept funding of 60% or more?	I am looking to open Tracy Ultimate Paintball, a Paintball park in the City of Tracy, CA on 10 acres. This is so youth and young adults can play in a safe and professional environment. Tracy has an unserved population of 82,000 people. The closest Paintball park is 40 minutes away in each direction. I already have a location and am actively pursuing building the field there. This loan money will be used primarily for Buying the Safety and Other Paintball equipment. On a personal Note, I have over 50k of my own money invested in this. My Credit score is 750+ and I have never missed a payment on anything in my life. I earn a salary of over 110k a year in my post as Director, Marketing in a Silicon Valley company. I have been here for 8 years and it is a stable job. The Production Cost for Marketing will be Negligible, as I will only be paying for ad space. Being a marketing Director by profession, I have skills in Graphic design, website building and management and working promotions using social networking like Twitter, Facebook, Blogs, Youtube and Flickr. I save a huge production amount right there and so I can use the money for equipment instead. I have partnered up with a big name in the Paintball business and have a field manager ready to start once I open.I am currently up to 70k in my investment and just need 30k more to open my doors for business and get the kids and young adults off the couch and playing paintball... Thank you for your investment.
If your loan is not fully funded, will you accept funding of 60% or more?	Yes sir, I will. :-)
Investors will be more confident about funding your loan if your (1) income was verified and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite completion of both.	I spoke to Support yesterday when I set my account up. They said it takes a day or two to verify income and other stuff. I will keep pursuing it. Thank you.
In your description, you state that you need 30k more for the doors of your business to open yet you are only applying for 13,800. How will you get the other 16,200?	The remaining 16,200 is pledged by a close family member, whom I have invested with before and who shares my vision. Thank you for your Investment.
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?_ (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? (6) Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (7) Can you verify your income with lending club? I want to fund your loan but verifying your income is important. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	My answers as follows: - My Position is, Director of Marketing. I handle Marketing, Tradeshows, Interfaces of all products and Collateral. I have a team of 6 people reporting to me. - No, Spouse income separate from mine, I have only listed my income (110k+ per year) - I will be paying off the loan before full term. 1-2 years. - My income has been verified by LendingClubCredit. I sent them my WW2s and Pay stubs. - I own my home, My payment per month is 2800. I have never missed a payment. I do not have any HELOC loans. - My Income has been verified by Lending Club. - Yes, I will accept partial loan.
Your enthusiasm for paintball is palpable and I want to lend you money. Before doing so, however, can you advise whether you would be able to cover the loan payments if the paintball business is not successful. Thank you.	Yes. I earn enough to cover the payments on the loans I have taken on. That is why I haven't kept my total funding budget more than 100k. Besides, 50k of the liquid funds going into this are my own. And I have reserve savings to cover the buffer. Thank you sir, for your investment.

Member Payment Dependent Notes Series 674950

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674950	$6,600	$6,600	10.37%	1.00%	February 22, 2011	February 28, 2016	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674950. Member loan 674950 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	WW Grainger	Debt-to-income ratio:	27.84%
Length of employment:	10+ years	Location:	clinton, SC

Home town:
Current & past employers:	WW Grainger
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > First off let me say thank you to Lending Club for this Opportunity to get a Second Loan. I have been employed by the same employee for the past 14 years for a fortune 100 company. Right now I am working on 11 straight years of perfect attendance. I have not missed or have been late on a payment in the Lending Club experience. I’m going to be using this loan on several projects around my house which are fencing, Painting and new gutters and other project around the house. I’m also going to us a small portion of the loan for a real deserve vacation after my Daughter graduation from high school in the spring. Borrower added on 02/15/11 > To put some of the investers at ease, I have never defaulted on any loans. My employment has always been steady. In my Loan I have listed as me renting. I am renting this house from a Family Member with the option of Buying in the Near future. Any home improvements that my wife and I do goes toward that Purchace. I realize that in todays economy that Credit is a rare thing. Investors are weary of Placing their money in bad investments. Let me put you at ease . The one thing that I have Pride in is my commitment to pay back my lenders. My Credit Score reflects that Pride. Again thats for this Opportunity.

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,524.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job description at WW Grainger? What is a rough breakdown of monthly expenses? You have $6,524 listed as a revolving credit balance; what does that consist of? Thanks!	First off my Wife works for Walmart so there is a 2nd income coming in. As far as Me I work for Grainger as a Security Officer and have been a Teamleader for the past 7 to 8 years. I started this Job in 1997. Our Monthy Expenses are 500 rent, 200 for Cell Phones House phones and internet, Utilities 325 200 for Car and House Insurance, 252 for Auto Loan 279 from Lending Club I have Several Credit Cards such as GoodYear, Best Buy and Lowes. I use those for Emergency needs for my Daughter and Son who are in School.

Member Payment Dependent Notes Series 675015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675015	$2,500	$2,500	10.00%	1.00%	February 23, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675015. Member loan 675015 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Northstar-at-tahoe	Debt-to-income ratio:	17.40%
Length of employment:	1 year	Location:	truckee, CA

Home town:
Current & past employers:	Northstar-at-tahoe
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	45
Revolving Credit Balance:	$11,910.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 675042

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675042	$4,200	$4,200	9.63%	1.00%	February 17, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675042. Member loan 675042 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Mundocom	Debt-to-income ratio:	16.77%
Length of employment:	2 years	Location:	Chicago, IL

Home town:
Current & past employers:	Mundocom
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,824.00	Public Records On File:	0
Revolving Line Utilization:	91.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 675223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675223	$5,000	$5,000	13.43%	1.00%	February 22, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675223. Member loan 675223 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,480 / month
Current employer:	THC of nevada	Debt-to-income ratio:	12.12%
Length of employment:	< 1 year	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	THC of nevada
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,456.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 675248

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675248	$8,000	$8,000	11.11%	1.00%	February 22, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675248. Member loan 675248 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	T.Z. Case International	Debt-to-income ratio:	16.83%
Length of employment:	6 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	T.Z. Case International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1980	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	5
Revolving Credit Balance:	$8,087.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please comment on your delinquency 5 months ago? Thank you.	I am not aware of a delinquency.

Member Payment Dependent Notes Series 675269

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675269	$5,000	$5,000	7.29%	1.00%	February 17, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675269. Member loan 675269 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	GreenPath	Debt-to-income ratio:	20.18%
Length of employment:	4 years	Location:	Livonia, MI

Home town:
Current & past employers:	GreenPath
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$160.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 675276

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675276	$10,000	$10,000	9.63%	1.00%	February 22, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675276. Member loan 675276 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$13,167 / month
Current employer:	faa	Debt-to-income ratio:	22.24%
Length of employment:	10+ years	Location:	burnsville, MN

Home town:
Current & past employers:	faa
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,373.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, what do you do to make $13,167/month? What will you purchase with the loan? What is the $56,373 revolving debt on your credit history? Thanks for your answers, and good luck with your loan.	Thats gross . Net is about half that. Have alot of revolving credit but excellent credit score. I am making a withdrawl from my retirement fund but want some extra money in the transition. Likely to only need the money for 6 to 12 months. Thanks
I would like to help fund your loan, but please answer the following question(s): What is the major purchase, and what is its purchase price? The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Type your answer here.I put major purchase for lack of a better choice. I am retiring from 26 years of government service as an air traffic controller. I am requesting the loan to make sure i have my bills covered until retirement pension kicks in and i have access to my investment fund which i have over $600,000.00 in. At which point all my revolving credit will be paid off. Thanks for your consideration.
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Type your answer here.My wife owned the home when we were married , no heloc loans or equity loans. Thanks

Member Payment Dependent Notes Series 675281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675281	$3,000	$3,000	5.42%	1.00%	February 17, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675281. Member loan 675281 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,625 / month
Current employer:	South Street Theatre Company	Debt-to-income ratio:	9.90%
Length of employment:	< 1 year	Location:	Morristown, NJ

Home town:
Current & past employers:	South Street Theatre Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > This is my second loan from Lending Club and my lowest rate. I had some hugely unexpected car repairs, moving costs, etc... life in general. I was timely on my first loan which was over 9% and as you can see I have a better rate this time around - must be for a good reason.

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,875.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 675283

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675283	$12,000	$12,000	11.11%	1.00%	February 22, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675283. Member loan 675283 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	St. Martin's Episcopal School	Debt-to-income ratio:	21.31%
Length of employment:	6 years	Location:	Atlanta, GA

Home town:
Current & past employers:	St. Martin's Episcopal School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > Hello! I have been a teacher for 25 years and I am a dependable person. My credit cards raised my interest rates up into the 18.9% during the rough economy. They affirmed i was never late and they were sorry. I just want a fair rate and to get these paid off. Thank you for your help. :)

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,871.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (2) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired are eligible for issue. When listing expires, if loan 60 pct PLUS funded, will you accept the partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified EARLY help loans to quickly fund. Pace quickens when loan nears expiration. Best option is be FLEXIBLE. If Debt Consolidation, or CC REFI, more advantageous to accept 80, 90 pct ($10 - $11K) partial funded loan and pay off higher APR interest debts. After 6-months making on time payments, you are automatically eligible to relist a loan's unfunded $ amount or you can list new loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hi Mr. Marine Corps., The annual salary is my salary only. I am not married. I work too much! :) I make this teaching and coaching after school. One thing to note is I also tutor math students. I make an extra 150-200 a week on top of this. But, I had no way to have it verified, so I left it off. I would like to have this loan paid off in 2.5 years. That is my goal. Yes, if the loan funded at 60% I wuld take it and pay off any debts with a higher APR. Thank you so much for the well thought out response and I hope I answered your questions successfully. Your faithful borrower! :)
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Hello, I am not sure I understand the second part of your question?

Member Payment Dependent Notes Series 675289

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675289	$5,000	$5,000	9.63%	1.00%	February 18, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675289. Member loan 675289 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Maryvale UFSD	Debt-to-income ratio:	20.22%
Length of employment:	8 years	Location:	Buffalo, NY

Home town:
Current & past employers:	Maryvale UFSD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > I am a tenured teacher with a steady income and a little credit card debt I would like to get under control! Thank you in advance for your support.

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,902.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Amount = 4,100 Interest Rate = 24% This debt ONLY occured based on a divorce. I will not need to accrue new debt since I now am free and clear of the ex. I hope this helps.

Member Payment Dependent Notes Series 675296

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675296	$6,000	$6,000	5.79%	1.00%	February 23, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675296. Member loan 675296 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,782 / month
Current employer:	Veterans Administration HCS	Debt-to-income ratio:	24.54%
Length of employment:	10+ years	Location:	Las cruces, NM

Home town:
Current & past employers:	Veterans Administration HCS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > Looks good, proceed

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	58
Revolving Credit Balance:	$1,215.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 675316

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675316	$6,000	$6,000	15.65%	1.00%	February 23, 2011	March 6, 2016	March 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675316. Member loan 675316 was requested on February 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	crater lake ford	Debt-to-income ratio:	2.62%
Length of employment:	8 years	Location:	WHITE CITY, OR

Home town:
Current & past employers:	crater lake ford
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	39
Revolving Credit Balance:	$1,952.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for crater lake ford?	Im a technician. I work and Service ford, Lincoln, and mercury vehicles.
What is this loan for? What is your job and how stable is it?	This loan will be used to consolidate credit cards so I can have one payment with a lower interest rate.. I have been with this shop for almost eight years. We have seen a decrease in work just like the rest of the nation. But is will turn around in the summer..
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan.	Card one.. 1200 rate 23%. Card two 220 at 20%. Lowes card 200 at 17% medical bill 950 0%
Thanks for your answers. The numbers you listed (I assume they were the balances, not the monthly payments) add up to around $2600, but this loan is for $6000. What else will you be using the loan funds for? Also, can you list the monthly payments on the debts you listed?	Yes u are correct. The highest card balance is $98.00. Then the others range from fifteen two ninety for the medical bill. The rest of the loan will be used to payback smaller loans. Then when that is all payed the money will be payed towards this balance.

Member Payment Dependent Notes Series 675323

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675323	$7,025	$7,025	5.42%	1.00%	February 22, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675323. Member loan 675323 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Avaak Inc.	Debt-to-income ratio:	17.40%
Length of employment:	1 year	Location:	San Diego, CA

Home town:
Current & past employers:	Avaak Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > I need a loan to do some feasibility testing for an invention.

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$811.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Avaak Inc. and where did you work prior to that?	I am an electrical engineer and I previously worked for Entropic Communications

Member Payment Dependent Notes Series 675344

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675344	$12,000	$12,000	5.79%	1.00%	February 23, 2011	February 28, 2014	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675344. Member loan 675344 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Miami-Dade County Public Schools	Debt-to-income ratio:	4.18%
Length of employment:	10+ years	Location:	Miami, FL

Home town:
Current & past employers:	Miami-Dade County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,030.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? Thank you.	A portion will go to a credit card. The rest is for another purpose.
What is it you plan on using the requested funds for? Please be more specific.	I intend to consolidate a couple of loans and pay off one credit card balance.
I would like to help fund your loan, but please answer the following question(s): 1) Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. 2) What other purposes will the money be used for? The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	It is an AMEX card. Until recently, I have always paid my debts off in full each month. Unfortunately, I am now carrying a balance that I would like to pay off and consolidate a couple of other loans I have.
Hello. I have cash to lend you, but first have some questions. Thank you in advance for your answers. All potential lenders will see your responses so hopefully your loan should be more fully funded. What is the combined income of your household and from what sources? Please would you tell us about yourself, your work and explain what exactly this loan is for. If refinancing, would you list the existing amounts, interest rates and minimum monthly payments. If for another purpose, please describe it. For your household, please list amounts of all major debts (CC, auto, mortgage, HELOC, student loan, medical and so on). Is your debt increasing/decreasing over time? Please list amounts of any savings you may have (non-retirement and retirement accounts) and other equity (such as in your residence). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Are you likely to pay this loan off earlier than the stated term?	For the past few years I have been debt free. The only other outstanding debt I have is my car. This past summer my expenses outweighed my budget. I have been contributing to nursing care for my mom and had additional costs arise. I find myself with a credit card balance that i haven't had for years. My income is a little more than 80,000 and I have no dependents. I know my vredit is excellent and I indeed to pay this loan before it matures.

Member Payment Dependent Notes Series 675379

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675379	$28,000	$28,000	11.11%	1.00%	February 23, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675379. Member loan 675379 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,600 / month
Current employer:	Citigroup	Debt-to-income ratio:	8.60%
Length of employment:	10+ years	Location:	YONKERS, NY

Home town:
Current & past employers:	Citigroup
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,817.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Briefly--what do you do at Citigroup? What are the interest rates and balances on the debts you are consolidating?	Senior Vice President in Public Affairs. Details about credit cards balances and rates are included in my lending tree application.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	$6200 monthly net income Monthly expenses: $1600 rent $360 car payment $50 - 100 electricity $100 phone $75 cable/Internet $75 car insurance $650 credit card payments $300 groceries Not a sole wage earner, share expenses with my husband
I don't believe we as lenders have access to Lending Tree applications, thus can you elaborate on what debts you plan on consolidating and their corresponding rates?	$24,500 at 12% $2,300 at 24% $1,200 at 13%
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Already answered in previous questions.
$12,600 monthly and sr VP in Public Affairs plus a $32,817.00 and asking for more money. Please tell lenders what happened to need money with that monthly income. What plans do you have to curtail spending at this rate. Not many people will help without a little more info.	I don't want any more credit cards. Looking to pay my debt off on a better interest rate and finally start to save.
I didn't make my question clearly. I am reasking. you state you maker $12,600 plus 32,817, where is the 32,817 comming from. How could you need more money with that income. i really would like to hellp especially since you want to buy a house. There is just something that owning a place to live that makes one feel secure. Really, tell us what you plan to do to curtail spending at a humongus rate. destroying c. c. won't help (even if they are convenient) spending. Sorry, if I sound obnoxious. It is just I am a senior and S.S. does go far these days. However, I do like to help people have a better life.	I am sorry. Where are you getting the plus 32K from? Maybe my previous answer about my monthly net income? I wish I get $12,600 monthly. You probably just divided my total annual pre tax compensation by 12. There are deductions - taxes, health insurance for three people, 401K, TRIP, etc. I stated my net monthly income and my expenses in one of the previous questions. Not that much is left after everything gets paid off every month. House would be nice but not something we are not ready for right now. Trust me, $28K deposit wouldn't even get you a studio in Manhattan. Why is it so hard to believe that I want to pay off my debt at a faster pace and a better rate?
Hi, Thank you for your detailed responses to the questions posed so far. I am interested in funding your loan, however, I have one question: 1. If you lose your current job before paying off the loan what is your plan for repayment? Thanks in advance for your response and good luck with your loan. Kind Regards	Good question. I have never lost a job or live a day without having a job since 16 so to be honest don't really know what to answer. I guess I would have to take a loan from my 401K.
hi. best of luck with your loan. i know you have already answered a number of questions, and i'm sorry to add to the fray, but i have a few more: 1) Your Lending Club application states you have a revolving debt of $32,817.00. Would you please share how you acquired the debt? 2) It appears from your budget above that you pay $650.00/mo in credit card payments. Your lending club payment would be $918.15. That's a pretty big increase in monthly expenses. Do you expect your budget to easily handle the increase? How so? 3) How many of your 8 credit cards will you retire with the Lending Club loan? and last, 4) You mention your husband. Is he sharing in the debt repayment with you, or do you consider this your personal debt that you alone will repay. Again, thanks for your answers to these questions, and best of luck with your loan.	I'm not sure why my lending club application states $32K debt and 8 credit cards. It's $28K and 3 credit cards that I am trying to pay off. It's largely our wedding expenses from couple years ago. I should be able to pay the extra amount - wanted it on purpose higher so I get rid of the debt faster. I will probably keep only two of the credit cards for emergency only. There are couple store cards I have but I pay them off every month. This is my debt/share so am planning to repay by myself.

Member Payment Dependent Notes Series 675486

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675486	$6,000	$6,000	7.66%	1.00%	February 23, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675486. Member loan 675486 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Party Rental Ltd.	Debt-to-income ratio:	24.61%
Length of employment:	3 years	Location:	Hackensack, NJ

Home town:
Current & past employers:	Party Rental Ltd.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > I will be paying off a credit card with this loan to reduce interest. I have another Lending Club loan for which I have never been late for a payment for. Please ask if you should have any questions.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,818.00	Public Records On File:	0
Revolving Line Utilization:	90.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? Thank you.	I will be paying off a credit card with this loan.
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	I have a Visa that has a balance of $11,800- interest is 12.2% and monthly payment right now is around $200. I have a 2010 car that is fully paid for, one other lending club loan and no other debts.
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Balance is around $11,500. APR is around 9% (dont have bill in front of me). I made a major purchase with the card and prefer to pay some of it off with a loan from Lending Club as the interest rate is lower. I'm not sure the difference between gross and net- yearly salary is $48,000. rent is $847.50. Car Insurance is around $1800/year. My 2010 car is fully paid for so I don't have a car payment.

Member Payment Dependent Notes Series 675495

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675495	$5,600	$5,600	7.29%	1.00%	February 23, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675495. Member loan 675495 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	McGraw-Hill Companies	Debt-to-income ratio:	16.62%
Length of employment:	2 years	Location:	Brookline, MA

Home town:
Current & past employers:	McGraw-Hill Companies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > Awaiting company annual bonus deposit. Solid credit history. Will be able to pay back loan in full within or before the duration of the loan.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	22
Revolving Credit Balance:	$6,521.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 675497

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675497	$6,000	$6,000	5.79%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675497. Member loan 675497 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,125 / month
Current employer:	Rebling Plastics	Debt-to-income ratio:	20.29%
Length of employment:	7 years	Location:	Southampton, PA

Home town:
Current & past employers:	Rebling Plastics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > Hi - this loan is for the sole purpose of paying off my existing Lending Club Loan. Please feel free to ask me questions. As you will see, I have great credit - thanks!

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	77
Revolving Credit Balance:	$7,625.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is the rate of your current loan with Lending club, what was the original amount borrowed? Thanks	8.94% - $10000
what was also the first loan used for since essentially those who invest now with you are just buying that original loan and you are getting a better rate.	Debt consolidation.
Hello. I have cash to lend you, but first have some questions. Thank you in advance for your answers. All potential lenders will see your responses so hopefully your loan should be more fully funded. Your profile shows income is unverified by LC. Would you please contact them to verify your income? Can you explain the delinquency on your credit report 77 months ago? What is the combined income of your household and from what sources? Please would you tell us about yourself, your work. What is the loan ID of the existing LC loan? Remaining balance amount, interest rate and minimum monthly payment. For your household, please list amounts of all major debts (CC, auto, mortgage, HELOC, student loan, medical and so on). Is your debt increasing/decreasing over time? Please list amounts of any savings you may have (non-retirement and retirement accounts) and other equity (such as in your residence). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Are you likely to pay this loan off earlier than the stated term?	Wow - 77 months ago.......that was Direct TV - my ex-roommate was to be paying the last payment and didn't. I never got notice from them until 2 years later - I then paid it immediately. My income was verified on my original loan and this time I was told it was not necessary, so therefore LC did not verify it. It is the same employer. My previous loan was orginally $10,000 at 8.74%. With an automatic payment of $317 per month. This loan will be much less than that per month, I am reapplying soley for the purpose of the lower rate, I have had no problem making the current payments along with my other household bills. I have a 401K with several times more in it than this loan I am requesting and I am not comfortable disclosing the amount of the balance. As far as paying this off early - of course I hope to do so!
when you got your first loan was that for credit card consolidation or something else. Seems odd that your rate then was 8.94% and now it is much lower. Thanks , Joe	I believe that was the best rate LC was offering at the time? Yes, it was to pay off a credit card, which I have since closed.

Member Payment Dependent Notes Series 675501

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675501	$9,750	$9,750	10.37%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675501. Member loan 675501 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	P2P	Debt-to-income ratio:	4.25%
Length of employment:	3 years	Location:	San Jose, CA

Home town:
Current & past employers:	P2P
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	33
Revolving Credit Balance:	$11,762.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 675527

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675527	$8,000	$8,000	12.68%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675527. Member loan 675527 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Phoenix Contact	Debt-to-income ratio:	22.88%
Length of employment:	10+ years	Location:	Baton Rouge, LA

Home town:
Current & past employers:	Phoenix Contact
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	38
Revolving Credit Balance:	$16,283.00	Public Records On File:	1
Revolving Line Utilization:	55.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you verify your income with lending club? I want to fund your loan but verifying your income is important. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Yes I can verify my income. ..
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	not interested in taking equity loan on my House.

Member Payment Dependent Notes Series 675529

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675529	$6,000	$6,000	14.54%	1.00%	February 17, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675529. Member loan 675529 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	UCSF	Debt-to-income ratio:	23.34%
Length of employment:	5 years	Location:	San Francisco, CA

Home town:
Current & past employers:	UCSF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > This debt is not credit card debt. It is debt that was not covered by my health insurance. My health issue is now over, and I have returned to work, full time.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,045.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. Senior Security Officer at The University of California. 2. This is based on my income only. 2. Average monthly gross income is $3281.60 per month. 3. My rent, including utilities is only $600.00 per month, and I do not own a car, so I have no car loan or insurance payments. I will have no problem paying this loan off.
Can you verify your income with lending club? I want to fund your loan but verifying your income is important. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	That information has been verified by The Lending Club.
Can you give us a listing of your major monthly expenses? Rent, car, food, entertainment, etc. Also, what is your net take home amount per month?	$600.00 Rent, includes utilties. $50.00 Cell phone and Internet. $60.00 Transit Pass. $200.00 Food and entertainment I do not own a car. My take home @ 2350.00 per month.
From what I am currently seeing, your income is not verified yet. Did you contact them and send in the necessary information?	This information was faxed to the Lending Club. I have no control why it has not been verified yet.
Hi, regarding your monthly expenses: do you live in San Francisco? You must be pretty frugal to get by on $200 a month there. If you live outside the city, how is your transportation cost so low? By my calculation your BART costs should be at least double if you live in the East Bay.	I live in a rent controled aprartment in San Francisco. I amost always eat at home. The SF Muni pass is $60.00 per month. I do not ride BART I do not take cabs.

Member Payment Dependent Notes Series 675553

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675553	$4,000	$4,000	10.37%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675553. Member loan 675553 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Disney	Debt-to-income ratio:	14.22%
Length of employment:	< 1 year	Location:	Valencia, CA

Home town:
Current & past employers:	Disney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	25
Revolving Credit Balance:	$8,132.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 675563

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675563	$12,000	$12,000	15.65%	1.00%	February 22, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675563. Member loan 675563 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Reboot Networks	Debt-to-income ratio:	18.01%
Length of employment:	6 years	Location:	Somerville, MA

Home town:
Current & past employers:	Reboot Networks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > This loan is for debt consolidation. I am gainfully employed as a computer consultant and am trying to get out of debt. Borrower added on 02/16/11 > This loan is for debt consolidation. I am gainfully employed as a computer consultant and have been with the same company for almost 7 years.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	42
Revolving Credit Balance:	$14,409.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, what is your monthly net income and expenses? Which debts do you plan to pay off with this loan? What are the balances, interest rates and monthly payments on each of your outstanding accounts? Thanks.	My monthly net income is ~$3800 and my monthly expenses are ~$2000. I have two credit cards I plan on paying off with this loan: 1. $9038 balance. $330/monthly and 24.99% interest. 2. $2582 balance. $120/monthly and 28.99% interest.
I see you're close to your credit limit. Are you changing you spending habits in anyway in addition to getting this loan?	Absolutely. That's why I worked out (and have been sticking to) a full monthly budget and sought a loan with a lower APR than my credit cards.

Member Payment Dependent Notes Series 675565

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675565	$8,400	$8,400	10.37%	1.00%	February 23, 2011	March 1, 2016	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675565. Member loan 675565 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Mount Sinai Hospital	Debt-to-income ratio:	18.17%
Length of employment:	2 years	Location:	Staten Island, NY

Home town:
Current & past employers:	Mount Sinai Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > Debt Consolidation loan, Have Never Been Late on a payment! Have an existing Lending Club loan in good standing – never late! Will be using this loan to consolidate Credit Card and lending club payments Monthly Income (net): 3700.00 Monthly expenses: Mortgage: 1148.00 Student Loans: 550.00 Utilities: 200.00 +/- Car: 0.00 Current Credit Card payments: 200.00 +/- Current Lending Club Payment: 145.00 Interest Rates vary from 14 - 24 % All accounts are in excellent payment status. With this loan, I will eliminate the revolving debt payment of 345 +/- for a payment of 180/mo.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,429.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what was your first lending club loan for and why did you not roll your Credit cards in there at that time or have you built up your balances since then?? what is the value of your house and what is your loan value and rate, do you have a home equity line of credit? Like to loan to you Joe	Balances accrued over time since that loan. Balance of that lending club loan is 3200, will be paid off with this one and the remainder used to absolve the rest of the debt in a more conveinient monthly payment. Home (condo) Value - 210k Mortgage Balance - 167k No HELOC - and do not plan to take one as many explored offer variable rates Home Refinancing in NYC equates to very large closing costs up front. From previous experience with lending club, this is my preferred option.

Member Payment Dependent Notes Series 675570

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675570	$5,000	$5,000	14.17%	1.00%	February 18, 2011	March 1, 2016	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675570. Member loan 675570 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Shands Healthcare	Debt-to-income ratio:	12.06%
Length of employment:	9 years	Location:	Old Town, FL

Home town:
Current & past employers:	Shands Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,640.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will the proceeds of this loan be used for?	I am paying off bills that have higher interest rates. Then no longer using them. Closing accounts once paid off.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. I do own my home and it is in my name. 2. No mortgage. Own it free and clear.
is the house in your name? what is your debt?	I own my home free and clear. I am trying to pay off high interest accounts then close them.
It is great to hear that you own your own home free and clear. What is the fair market value of the home?	I would say if I was to list it so sell it, I could get any where from $45,000 to $55,000 for it.
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	I work at a hospital and it is very stable. Been working there for over 9 years. After the debt is paid off I am closing the accounts that had them. 1. Credit, $1900.00, 23%, $116 month 2. Credit, $1,100.00, 18%, $55.00 month 3. Credit, $850.00, 18%, $45.00 Month 4. Credit, $1,125.00, 18%, $55.00 Month When these are paid off I will save more by paying a lot less in interest. I will be paying off all 4 debts listed.

Member Payment Dependent Notes Series 675642

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675642	$6,625	$6,625	7.66%	1.00%	February 23, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675642. Member loan 675642 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,449 / month
Current employer:	Network Interpreting Service	Debt-to-income ratio:	15.09%
Length of employment:	4 years	Location:	San Diego, CA

Home town:
Current & past employers:	Network Interpreting Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,201.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 675687

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675687	$8,800	$8,800	10.00%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675687. Member loan 675687 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	AT&T	Debt-to-income ratio:	7.90%
Length of employment:	3 years	Location:	Costa Mesa, CA

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > This loan will take care of two credits cards. One thatis 29.99% APR and the other that is 21%. Despite constant phone calls and transfers to supervisors, the banks will not lower these rates, and I am looking to pay them off with a lower rate.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	24
Revolving Credit Balance:	$7,921.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
can you explain the delinquency that shows up in your credit report 24 months ago? Thanks. Pepe	24 months ago I had reached rock bottom. I was living way beyond my means and ended up being 30 days delinquent on three accounts. I couldn???t afford to make the payments on those accounts for that month; however I did pay them before 45 days of delinquency. After that point I started budgeting, controlled my impulse buying, haven???t used my credit cards, nor had a late payment since. I have paid off over 20k of my debt in 2 1/2 years, and raised my credit core from 635 to just under 700.
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	The two debts that I plan to use this loan for are as follows: USAA Credit Card- $3498 balance-21% interest-$83 minimum Citibank-$4927 balance-29% interest-$135 minimum I currently pay $500 a month between these two debts My monthly living expenses and other debts are 3259.44 as I pay more than the minimum on my other debts (car loan, student loan). I am currently attempting to save for a wedding in 2012, so this cut in interest will help with saving more.

Member Payment Dependent Notes Series 675716

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675716	$9,000	$9,000	5.42%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675716. Member loan 675716 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Gideon Toal/U.P.R Inc.	Debt-to-income ratio:	22.93%
Length of employment:	10+ years	Location:	las vegas, NV

Home town:
Current & past employers:	Gideon Toal/U.P.R Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > This loan is for a 2005 VW Beelte. Borrower added on 02/15/11 > I have verified my my email, and bank account.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,734.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is this from a dealership or private party?	This purchase will be from a private party.

Member Payment Dependent Notes Series 675737

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675737	$7,000	$7,000	7.66%	1.00%	February 23, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675737. Member loan 675737 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Pham's Car Care Center, Inc.	Debt-to-income ratio:	11.20%
Length of employment:	10+ years	Location:	Woodbridge, VA

Home town:
Current & past employers:	Pham's Car Care Center, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > I received a personal loan from lending club a few years back and have been paying it back promptly and on time. It has now been paid down more than 50% and I am just looking to reduce the current rate to save money. The monthly payment will be significantly reduced, I have no problem paying the current loan at the current payment but having the cushion will allow me to be flexible with the saved funds and be able to pay down the loan quickly by adding more to the payment every month.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,577.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Hello, 1. Yes I do owe a mortgage on my home, the monthly payments are $1623.00 2. The deed and title is in my name 3. No HELOC 4. According to Zillow its 270,000 5. I have been there for 3 years
Hello. What was the original request on that previous Lending Club loan and what was the interest rate? Wish you the best.	The original loan amount was 15,000 at a rate of 14.53% This will reduce my interest rate nearly in half. Thank you for your support!

Member Payment Dependent Notes Series 675816

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675816	$17,000	$17,000	14.54%	1.00%	February 23, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675816. Member loan 675816 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Bushman Products	Debt-to-income ratio:	18.90%
Length of employment:	3 years	Location:	Huntington Beach, CA

Home town:
Current & past employers:	Bushman Products
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > I would like to get this loan to pay off my last 3 credit cards and be debt free!! The interest rates are making it impossible so I want to use this loan to get out from under the madness once and for all! Borrower added on 02/16/11 > I accidentally removed a question someone asked - here is the answer... the 3 balances are approximately 9,900, 4,000 and 3,000... the interest on each is about 22%.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,058.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the ID # of your current LC Loan. Need to see how much I have already invested with you.	It's # 488396
What is your role at Bushman?	I am head of their sales department.

Member Payment Dependent Notes Series 675827

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675827	$10,625	$10,625	16.40%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675827. Member loan 675827 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,880 / month
Current employer:	OMNI SERVICES	Debt-to-income ratio:	21.70%
Length of employment:	8 years	Location:	Worcester, MA

Home town:
Current & past employers:	OMNI SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,120.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The mortgage is under my wife's name. She purchased the home prior to our marriage so I help pay towards the mortgage. As for your 2nd question, the house is valued at $200,000.
I'm interested in helping to fund your loan. Is there additional household income not listed above?	Yes, my wife's income, I applied for this loan just on my income alone.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I have a few credit cards that i would like to combine to just one payment. If I were to get this loan I would be able to do just that and pay a lower payment a month. As of now I pay about five hundred a month on credit cards so with this loan I can save about two hundred a month. If you have any more question I will be happy to answer them. Thank you.
I asked you if there was additional household income not listed above because I was concerned about the monthly payment relative to your income. I understand you will be paying on the loan but for my peace of mind, can you tell us your spouses income?	My wife earns $53468.91 yearly.
what are the balances, Interest rates, and monthly payments on your credit cards?	I have 4 credit cards all together that total up to the ten thousand. The interset rates for each one is different but it goes from 16.99% to 20%. What I send them monthly is 5 to 6 hundred dollars and I have never been late with any of my credit cards. I am just trying to put them all in one and pay a smaller amount which would save me some money. I rather have 1 interest rate then 4 different ones. Thank you.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. The reasons that you accumulated this debt. 2. Your position at current company 3. Previous work experience 4. Itemized monthly expense 5. Anyone who you need to financially support, for example, your children. 6. Is your wife in debt? Thank you for answering my questions.	Christmas as well as my son being accept to a private school and having to pay for that out of pocket. He was attending public school before. I am a OEM Manager. I run a small warehouse. I been at my job for 8 years and before that I worked in the human service field as a counselor. I take care of my 14 year old son that was now accept to the private school (St. John High School). No.
Great school ! I graduated in 1969 and I attribute a great deal of the success I have had in life to the wonderful education experience there. I will be funding your loan.	Thank you..

Member Payment Dependent Notes Series 675837

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675837	$2,700	$2,700	7.29%	1.00%	February 23, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675837. Member loan 675837 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	n/a	Debt-to-income ratio:	20.96%
Length of employment:	n/a	Location:	League City, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	44
Revolving Credit Balance:	$5,233.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 675873

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675873	$13,000	$13,000	11.11%	1.00%	February 23, 2011	March 1, 2016	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675873. Member loan 675873 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	nj department of corrections	Debt-to-income ratio:	17.39%
Length of employment:	10+ years	Location:	columbia, NJ

Home town:
Current & past employers:	nj department of corrections
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > to purchase a motorcycle.I work for the state so I have a secure job.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Short term: (NUMBER YEARS PLEASE): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr?	I work in law enforcement.My wife also works in law enforcement and her income was not included in my gross income.Our household gross is around 150,000.00.
Received reply; thanks. Your naswered first 2 questions byt skipped thias question: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Short term: (NUMBER YEARS PLEASE): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr?	I would like to pay off earlier 3-4 would sound reasonable.
I would like to help fund your loan, but please answer the following question(s): Please list the year, make, model, mileage and purchase price for the bike you are going to buy The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	The bike is a 2009 ducati it's a one of a kind.It only has 25 miles on it.It's been on display only.
Riding a motorcycle is a dangerous affair. How serieus do you take insuring against accidents?	I have been riding for 20 plus years.I have taken classes.I ride for leisure so I never ride in dangerous conditions.

Member Payment Dependent Notes Series 675900

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675900	$15,000	$15,000	10.74%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675900. Member loan 675900 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	University of New Mexico Hospital	Debt-to-income ratio:	23.92%
Length of employment:	3 years	Location:	Albuquerque, NM

Home town:
Current & past employers:	University of New Mexico Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > This is a loan to replace one that I already have with lending club, my credit score has gone up substantially and It will be at a much lower rate. I am an RN and I am trying to pay off my school expenses. My record with lending club is good, and I have not missed a payment in a year and a half.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,721.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (2) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My boyfriend lives with me and makes an additional 40K per year in addition to the 76K I make, I plan to pay my loan off sooner than 3 years, probably 2 but I like to have the flexibility in case I can't.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I am looking to basically refinance my loan that I already have with lending club at a reduced rate from 17% to 10% which is at a payoff amount of 12K. I still have some debt on credit, not much, that is 0% for the next year, and I had to pay tuition for my masters with credit that is not zero interest and that is where the other 3k will go toward. I will be reimbursed most of that money at the end of my semester, and I don't want to pay interest that is higher than the 10% that is being offered through lending club. Nothing special has occurred to avoid new debt except that my income has gone up and my spending has decreased.
Great news about your credit score. I would like to help fund your loan, but please answer the following question(s): 1) Please list the previous L.C. loan with its corresponding balance, interest rate & minimum monthly payment that will be paid off with this loan. 2) What was your old credit score when you got the old loan? The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	I believe that the previous loan was 23K payment was $700 per month, interest rate was 17% previous credit score was in the low 600's. I have since payed a lot of my debt down, and would like to not pay as much interest! Thanks!

Member Payment Dependent Notes Series 675917

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675917	$8,500	$8,500	5.79%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675917. Member loan 675917 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,517 / month
Current employer:	wells fargo bank	Debt-to-income ratio:	7.54%
Length of employment:	5 years	Location:	reno, NV

Home town:
Current & past employers:	wells fargo bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > Paying off credit card that is at 11% ($1,300) and car loan that is at 7.99% ($7,000)

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,413.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hi Joe, my net is 3,958.00 My major expenses are rent ($400), Car loan ($310), 2 credit cards; 1st at 3k $58.00/mo and 2nd at 1,300 $40.00/mo. I want to pay off the 2nd one because of the rate. The 1st one is with my employer and because I am a team member I have a great rate. I want to pay off the car because I just realized it is a 5 1/2 yr loan (I didn't even know banks went more than 5 yrs on auto) i have had it for 2 yrs but I just want to get it paid off! Please note that my gross and net do NOT include bonuses. Thank you!

Member Payment Dependent Notes Series 675963

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675963	$8,000	$8,000	12.68%	1.00%	February 23, 2011	March 1, 2016	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675963. Member loan 675963 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,583 / month
Current employer:	Center for Simplified Strategic Planning	Debt-to-income ratio:	18.78%
Length of employment:	10+ years	Location:	Waterbury, VT

Home town:
Current & past employers:	Center for Simplified Strategic Planning
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	27
Revolving Credit Balance:	$86,700.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance on my home is $140,000, and the market value is $190,000. I also own a rental property in Michigan valued at $130,000 on which I owe $50,000, which has a long-term tenant.
Hi, I have a couple of questions pertaining to your loan: 1. Brief explanation of the delinquency 27 months ago? 2. Your revolving credit balance is very high at $86K but you are only asking for an $8K loan. Can you please summarize the revolving debt by which accounts you are planning to pay off with this loan and which will remain open? Include the type of debt, balance, and interest rate. Thank you!	27 months ago my ex-wife filed for divorce and emptied my bank account. It took me a couple of months to get everything changed. I'm only asking for 8k because the rate goes higher than the cost of my existing debt if I borrow more here. I will be using the borrowed money to pay off one card (with Chase) and part of another. The other cards will remain open, though I am not using most of them now (just paying them off)
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Balance Rate Payment Card 1 $2,221.00 14.50% $57.00 Card 2 $10,950.00 25.99% $238.00 Card 3 $31,139.92 16.99% $762.41 Card 4 $1,902.38 24.24% $58.00 Card 5 $16,974.71 14.24% $377.00 Card 6 $6,630.27 24.24% $134.00 Card 7 $16,782.49 25.24% $550.00 I will be paying off card 6 and part of card 2 with this loan. (The LendingClub rate got higher than my current card rates for borrowing more, or I would do that). The debts are mostly from a divorce settlement (which I certainly don't plan to do again). I've moved into a smaller house and reduced my spending to avoid increasing these debts, and they have been going down every month for the past year. I work in a small consulting business which has been profitable for 29 of the past 30 years. I get a fixed salary (which is the only income included in my application) and a bonus (which was about $60,000 in 2008 and $0 in 2009). The salary is quite stable, but the bonuses go up and down with sales. I have some rental income from a tenant in my house and an office which I rent out at well.

Member Payment Dependent Notes Series 675966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675966	$8,775	$8,775	13.06%	1.00%	February 23, 2011	March 3, 2014	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675966. Member loan 675966 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,520 / month
Current employer:	Medina Valley ISD	Debt-to-income ratio:	17.95%
Length of employment:	3 years	Location:	San Antonio, TX

Home town:
Current & past employers:	Medina Valley ISD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/11 > Using this loan to pay off credit card debt that was built up when my wife and I were scammed by a former employer. Please help to fund this so we can get out from under some of the weight. Borrower added on 02/17/11 > Using this loan to pay off credit card debt that was built up when my wife and I were scammed by a former employer. Please help to fund this so we can get out from under some of the weight.

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,615.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Both my wife and I are college grads with full-time jobs. I work for a school district working in IT. Medina Valley ISD The amount listed is Gross Income per month. It is more likely that I will repay the loan in 2 - 2.75 years, plans permitting. I have worked up a snowball strategy for my debt. This loan has worked out that it will not help pay off my credit faster, however it is to consolidate payments. Thank you for your question.

Member Payment Dependent Notes Series 675971

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675971	$1,800	$1,800	5.42%	1.00%	February 17, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675971. Member loan 675971 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Patelco Credit Union	Debt-to-income ratio:	18.75%
Length of employment:	1 year	Location:	oakland, CA

Home town:
Current & past employers:	Patelco Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$369.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 676019

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676019	$7,200	$7,200	10.74%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676019. Member loan 676019 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,750 / month
Current employer:	Ferrellgas	Debt-to-income ratio:	20.53%
Length of employment:	10+ years	Location:	Raytown, MO

Home town:
Current & past employers:	Ferrellgas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > Loan will be used to replace heating and new duct work. I work for a great company going on 15 years. I have never been late on any payments or obligations. Borrower added on 02/15/11 > I work for a great company and have had steady employment for 15 years. Never been late or missed a payment. Need to replace heating and air conditioning unit for home.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,267.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Title husband and mine no mortgage. Paid off. Older home value around $100,000 in current market
Is $7200 the full amount of the heating and duct work or are you contributing additional funds out of pocket. With your income, debt and employment profile, I am wondering why you need the loan?	Contributing around 75%. Includes complete overhaul duct work , air and heating and more than likely upgrade to electrical. Older home. Invest maximum in 401 and other investments. Do not want to take out standard loan at higher rate for short term borrowing.
I would like to help fund your loan, but please answer the following question(s): More of a curiosity question - why would you need new ductwork? Are you changing the type of heating/AC system from the original? The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Yes complete change out.

Member Payment Dependent Notes Series 676021

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676021	$7,000	$7,000	14.17%	1.00%	February 22, 2011	March 1, 2016	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676021. Member loan 676021 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	St. Cloud State University	Debt-to-income ratio:	20.87%
Length of employment:	10+ years	Location:	Saint Cloud, MN

Home town:
Current & past employers:	St. Cloud State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > Broken engagement. Pay off engagement ring and miscellaneous related expenses. Pay off higher interest credit card.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,958.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Short term: (NUMBER YEARS PLEASE): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My position at the university is Associate Registrar. I work with administrators,faculty, staff and our students on a variety of records and registration issues. Graduations, Veteran's benefits, academic appeals, resident tuition qualifications, probation and suspension, etc. I will complete my 24th year at the university this May. I plan to pay the loan off in 3 to 4 years but wanted the security of the 5 year option to make sure monthly payments to start fit my budget.
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? Thanks.	Gordon's Jewlers Credit Card: balance is $1,500. Wells Fargo CC: balance is $1,100. Wells Fargo CC: balance is $2,300 Best Buy CC: balance is $3,200 Interest rates vary from 16 to 21.9% Total monthly payments (minimums) is approx. $400 I accrued much of this debt on covering expenses for my ex-fiance's 4 children. My plan is to use the loan to pay these debts off, concentrate my payments on then paying of the loan, and returning to a stricter budget I have discussed with my Credit Union. As I will no longer be supporting 5 others, I am confident I will return to a debt-free status by aggressively making payments to the loan.

Member Payment Dependent Notes Series 676031

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676031	$1,500	$1,500	13.43%	1.00%	February 18, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676031. Member loan 676031 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,983 / month
Current employer:	US Bank N.A	Debt-to-income ratio:	19.31%
Length of employment:	5 years	Location:	Laguna Niguel, CA

Home town:
Current & past employers:	US Bank N.A
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > Simple credit card consolidation. Have been with the same employer for almost 5 years. Extremely Stable job. College graduate. Will be paid off well before maturity.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,871.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	No second on Mortgage Loan. Currently sitting at 80% LTV. Thank you for your interest.

Member Payment Dependent Notes Series 676035

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676035	$12,000	$12,000	10.74%	1.00%	February 23, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676035. Member loan 676035 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	HOH Group	Debt-to-income ratio:	6.52%
Length of employment:	3 years	Location:	chicago, IL

Home town:
Current & past employers:	HOH Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > I would like a loan to consolidate my credit cards. I know it's not a lot, but the way I look at it, I'm going to be paying the interest anyways. So I figured that the money I'm going to be paying in interest should at least go back to my friends, family and people like yourselves; instead of the Credit Card Companies that keep sticking it to us... Borrower added on 02/15/11 > I will be using this loan for credit card consolidation. Since I'm already going to be paying $$$ for interest, I figured that all that money should be going back to friends, family, and people like yourself. The credit card companies screw enough people; this site is one way to not give them as much back.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	28
Revolving Credit Balance:	$6,829.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 676042

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676042	$5,000	$5,000	15.65%	1.00%	February 18, 2011	March 1, 2016	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676042. Member loan 676042 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	ARPE Engineering, Inc	Debt-to-income ratio:	19.65%
Length of employment:	3 years	Location:	Miami, FL

Home town:
Current & past employers:	ARPE Engineering, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > I have no problems paying my bills and always pay on time. I just really want to liquidate my cards and car payment to only worry about this one loan payment. I went into my credit report to check all 3 today and m lowest score is 718, I can provide a copy of my full report if needed. I have a stable job and will make payments early. Borrower added on 02/15/11 > I do not have or have ever had trouble paying my bills. I just really want to liquidate all my cards and car payment into this one loan payment. With this one payment I will save much more a month. I always pay more than the minimum payment and always on time, I have never been late on any payment. I have my 3 credit scores as of today and my lowest score is 718 which is really good. I can provide a copy of that. Also, have been in my current job about 3 years as an autocad drafter and will be there for more years to come. Borrower added on 02/16/11 > Thanks to everyone and anyone who invest' on my loan. I will see it that I pay this loan in full before the actual loan end date. Thanks and feel free to contact me with any questions or requests you may have. Borrower added on 02/17/11 > My depts are as follows: Ford Credit: $272.00/month (Payoff 2,100) Credit Cards: Chase: $45/month (Payoff $1,200) Macys: $15/month (Payoff $590) Capital One: $15/month (Payoff $260) The above mentioned is what I want to payoff with loan. My other month to month bills are my Cell phone: $90/month, car insurance: $109/month (will go lower once I payoff car) Also, my rent $150/month(live with family) Food $50/month(I usually eat home)These are my monthly expenses. I do not have any other loans or plan on getting more other than this loan. I had a loan about 5 years ago of $500 and paid it off in 2 months. I make $2000 a month no more no less. As for ending club verification, my Employer already got a call from them and they verified everything. On my note is should state Approved, that is because they called everything stated was approved. Please feel free to ask me any more questions.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,052.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list your monthly expenses and what is your net income on a monthly basis?	Yes, no problem. My montlhy expenses are my car 272, my cell phone 90, car ins. 109 , 3 credit cards 80 and that's paying more then the min. For each card. Rent 150 (I'm in a room live with family) for food 50 tops, I usually eat at home. My monthly income is $1600 is my net income. The loan will wipe out my car payment, credit cards. Therefore I will have a good chunk of money to apply towards my loan. Please feel free to ask me any other question.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? If you have spousal income please specify approx ? Can you submit documentation and get your income verified through lending club? It increases confidence in lenders and will fund your loan faster	My depts are as follows: Ford Credit: $272.00/month (Payoff 2,100) Credit Cards: Chase: $45/month (Payoff $1,200) Macys: $15/month (Payoff $590) Capital One: $15/month (Payoff $260) The above mentioned is what I want to payoff with loan. My other month to month bills are my Cell phone: $90/month, car insurance: $109/month (will go lower once I payoff car) Also, my rent $150/month(live with family) Food $50/month(I usually eat home)These are my monthly expenses. I do not have any other loans or plan on getting more other than this loan. I had a loan about 5 years ago of $500 and paid it off in 2 months. I make $2000 a month no more no less. As for ending club verification, my Employer already got a call from them and they verified everything. On my note is should state Approved, that is because they called everything stated was approved. Please feel free to ask me any more questions.

Member Payment Dependent Notes Series 676079

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676079	$3,000	$3,000	11.11%	1.00%	February 18, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676079. Member loan 676079 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	The 360 Consulting Group	Debt-to-income ratio:	21.58%
Length of employment:	4 years	Location:	San Francisco, CA

Home town:
Current & past employers:	The 360 Consulting Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > This loan will help me get the final high-interest rate credit card payments completed. After that, I will have only one credit left to my name and will only be available for emergencies, and will not be accessible to me without my spouse providing me with the secret code combination to the new fireproof lock box. I am on step ahead in make my financial freedom from high interest rate credit cards a reality! Oh what a feeling. Thanks for all your support.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	38
Revolving Credit Balance:	$3,075.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 676123

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676123	$6,000	$6,000	10.37%	1.00%	February 23, 2011	March 2, 2016	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676123. Member loan 676123 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,900 / month
Current employer:	South Texas Lighthouse for the Blind	Debt-to-income ratio:	16.39%
Length of employment:	10+ years	Location:	Vacaville, CA

Home town:
Current & past employers:	South Texas Lighthouse for the Blind
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > This loan is to purchase a 2005 Harley Davidson in excellent shape. I need this to finish the transaction.

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,851.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 676226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676226	$9,925	$9,925	13.06%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676226. Member loan 676226 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,014 / month
Current employer:	US Army	Debt-to-income ratio:	15.69%
Length of employment:	2 years	Location:	San Antonio, TX

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > Hi, I am trying to consolidate my debts/credit cards together before I get ready to go on deployment in July. It will be much easier to have just two payments to be making each month from abroad. Also I am planning on paying off this debt as quickly as I can.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,241.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello borrower. I'm interested to help finance your loan. My questions are: (1) US ARMY: Rank? Pay Grade? ETS? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your questions sir. Rank/Grade: SPC/E4 ETS: 01/01/2013 Income Gross: $24,168 (living in barracks). 3yrs is the term that I was offered and I just took the default. The 3 yr repayment amount is not an issue, considering early pre-payment depending on what funds I have after deployment so possibly repaying within 2 yrs so 1-2 or 2-3 yrs. Thank you again for considering funding part of the loan.
Hello, what is your monthly net income and expenses? Your listing says your revolving debt is only $4200. What will the remainder of this loan be used for? What are the current balances and interest rates on your various accounts? Thanks.	Monthly Income is approx $1400 Monthly Expenses is approx $700-800 depending on cell bill. Interest Rates on 4 cards range from 7.5% to 21%. Total Debts $14k
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	GE Appliance Card - $1988 - 21% Credit Card No.1 - $1870 - 9% Credit Card No.2 - $485 - 7% Credit Card No.3 - $10,300 - 21% Looking to amalgamate as much of this debt into one payment as possible. Nothing has occurred to stop me accruing new debt. My credit score is in the good range. I own my car outright and my rent and utilities are covered by the military. debt is due to a divorce. I hope this answers your question satisfactorily.
Thanks for your service - you answered all the questions completely and I will be funding your loan.	Thank you. I am honored to serve.
Thank you, I will be investing in your loan. Please note we all work extremely hard for our money and are counting on you to pay us back.	Thanks to everyone who has helped fund the loan. I assure you that the debt will be repaid in full and in a timely manner.

Member Payment Dependent Notes Series 676313

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676313	$6,000	$6,000	11.11%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676313. Member loan 676313 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,947 / month
Current employer:	Califonia Water Service Company	Debt-to-income ratio:	22.88%
Length of employment:	4 years	Location:	Sunnyvale, CA

Home town:
Current & past employers:	Califonia Water Service Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > In need of a loan & will have NO problem whatsoever in making the monthly payments. Borrower added on 02/17/11 > Thank you ALL in advance. I truly appreciate the Lending Club & ALL of you investors. Your investments will definitely help me in this time of need.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	53
Revolving Credit Balance:	$540.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan, but please answer the following question(s): What type of home improvement will this loan pay for? The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Improvement & restoration work is almost inevitable with most of the rooms in the house, particularly the bathroom. It's an older home that needs renovations such as shelving, pantries, and a more modern look. Hope this helps & I thank you for your time & interest. Lee
Your profile says that rent, not own, a home. Could you please help me understand why you are undergoing major renovations to a house that you rent and do not own? Thank you.	Thank you as well. We have the option to (lease) & buy & all renovations & restorations $$$ would be deducted as well if we ever decided to purchase later in the future.

Member Payment Dependent Notes Series 676382

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676382	$14,000	$14,000	14.91%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676382. Member loan 676382 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	UPS	Debt-to-income ratio:	23.60%
Length of employment:	10+ years	Location:	anaheim, CA

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > Need to purchase a family car

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	59
Revolving Credit Balance:	$14,057.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. UPS Customs Brokerage Supervisor (Imports) 2. Both my spouse annual income is $70k a year (Wife is currently going to school and working part- time) 3. I can have this paid before 3 years. I can see two years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I'm not sure what you mean by HELOC, but I'm guessing no on that. Current balance of my mortage is $163,000. Last condo exactly the same as mine sold for $185,000 in August 2010, according to zillow.com
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi. Current balance $163,000. I dont know what you mean by HELOC. Last August the same type of condo sold for $185k.
Please provide some details on the need for the loan. i.e. new/used, model, status of existing car etc. Also what do you do at your job? Thank You	I currently have a four door 2002 Nissan Sentra. Looking to buy a used car, with more room and not more than 2 years old. I currently work as a customs broker for UPS.
What does your current monthly budget look like? Do you use any budgeting software like Mint.com? In addition to paying on your existing debt (~$14k?), is there room for this loan (Monthly Payment: $484.70 (36) )?	I have around $1100 free right now. I don't have any budget software. I did the manth and looked at what I can afford right now, this is why I'm only asking for $14k, I may not even use all of it, depending on what I find.
I would like to help fund your loan, but please answer the following question(s): Please list the year, make, model, mileage and cost of the auto being purchased. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	I have not picked out an exact car for this purchase. I'm looking for a car thats not older than 3 years with low mileage. Most of my searches have been online.

Member Payment Dependent Notes Series 676410

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676410	$5,000	$5,000	10.37%	1.00%	February 22, 2011	March 1, 2016	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676410. Member loan 676410 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	WLS Radio	Debt-to-income ratio:	19.04%
Length of employment:	7 years	Location:	Woodridge, IL

Home town:
Current & past employers:	WLS Radio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > This is not for debt, it for wedding bills. Borrower added on 02/16/11 > I want to thank everyone in advance for the help... Lending Club is people helping people...though the rates are high, the help is good.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,260.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 676417

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676417	$7,275	$7,275	5.42%	1.00%	February 23, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676417. Member loan 676417 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,333 / month
Current employer:	The Palace Renaissance Royale	Debt-to-income ratio:	8.10%
Length of employment:	2 years	Location:	Hialeah Gardens, FL

Home town:
Current & past employers:	The Palace Renaissance Royale
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,371.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I notice that you have a revolving credit balance of ~$3K, will some of this loan go to paying that off, or will it all go to auto expenses?	HI THERE! PART WILL BE USE FOR CREDIT DEBIT PAY FEW OF THEM & MAKE ONE LUMP PAYMENT TO LENDING CLUB, NORMALLY I HAVE BEEN PAYING $300 TO $400 A MONTH ON THEM.

Member Payment Dependent Notes Series 676423

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676423	$3,000	$3,000	13.06%	1.00%	February 17, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676423. Member loan 676423 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Apple, Inc.	Debt-to-income ratio:	1.17%
Length of employment:	2 years	Location:	Austin, TX

Home town:
Current & past employers:	Apple, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	48
Revolving Credit Balance:	$1,535.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you briefly describe your work responsibilities? Why are you financing through LendingClub instead of a bank--they usually give better rates on car financing?	I work in the Apple Online Store as a chat sales agent, with is essentially chat version of telesales and customer support combined. I'm seeking a lending club loan because I have good credit, needed a loan for car repairs that I can't pay for out of pocket and I've had bad experiences with banks in the past, primarily in reference to lack of communication, bank errors and poor customer support. I'd rather work with real investors, like yourself.

Member Payment Dependent Notes Series 676427

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676427	$5,000	$5,000	7.66%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676427. Member loan 676427 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	United Capital	Debt-to-income ratio:	21.34%
Length of employment:	2 years	Location:	Newhall, CA

Home town:
Current & past employers:	United Capital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > I am trying to close out a credit card I have that has a 21% APR. This will help me pay off my debt in a much faster way. Thank you for your help!

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,678.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 676495

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676495	$1,800	$1,800	6.92%	1.00%	February 18, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676495. Member loan 676495 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Publix Supermarkets, Inc.	Debt-to-income ratio:	6.42%
Length of employment:	3 years	Location:	Gainesville, FL

Home town:
Current & past employers:	Publix Supermarkets, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > I am requesting a loan to help with expenses on a move I am making for a job promotion. I currently make $400/month at my full-time job with Publix and receive an additional $400/month from real-estate investments. I have already taken out 2 loans from LendingClub and have paid them successfully and ahead of time.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$113.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 676521

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676521	$5,000	$5,000	10.74%	1.00%	February 22, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676521. Member loan 676521 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Bertucci's	Debt-to-income ratio:	22.91%
Length of employment:	< 1 year	Location:	Salem, MA

Home town:
Current & past employers:	Bertucci's
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	27
Revolving Credit Balance:	$9,456.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 676629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676629	$5,000	$5,000	5.79%	1.00%	February 23, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676629. Member loan 676629 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	State of Connecticut	Debt-to-income ratio:	6.25%
Length of employment:	10+ years	Location:	Avon, CT

Home town:
Current & past employers:	State of Connecticut
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > I own a CrossFit gym in Connecticut. The doors opened in September 2010 and we've have grown according our business plan projections. The business is self-sufficient, meaning all costs including, rent, loan payments, utilities, payroll are covered by our current membership. With the growth, we need to expand our equipment, specifically rubber flooring for our workout area. The money from this loan will assist with the additional flooring. I currently have a loan from Lending Club, which I was approved for in July 2010. The loan has been paid on time every month since it's inception. Thank you for the consideration.

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	37
Revolving Credit Balance:	$1,172.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the ID # of your current/prior LC Loan. I would like to figure out how much I already invested with you.	Borrower Member Loan 518352.
Okay, How did the 09/01/2010 opening go? What debt are you consolidating?	For some reason Lending Club called it a Debt Consolidation Loan; however, it's not. The loan will assist in purchasing additional rubber flooring to expand our workout area. Gym is doing well and our membership continues to expand. As I stated in my loan description, the current membership covers all costs associated with the business, but we need to expand our equipment to meet the needs of our athletes.
Hello. I have cash to lend you, but first have some questions. Thank you in advance for your answers. All potential lenders will see your responses so hopefully your loan should be more fully funded. Your profile shows income is unverified by LC. Would you please contact them to verify your income? Can you explain the delinquency on your credit report 37 months ago? What is the combined income of your household and from what sources? For your household, please list amounts of all major debts (CC, auto, mortgage, HELOC, student loan, medical and so on). Is your debt increasing/decreasing over time? Please list amounts of any savings you may have (non-retirement and retirement accounts) and other equity (such as in your residence). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Are you likely to pay this loan off earlier than the stated term?	I'll answer the questions in order. 1. As soon I get the needed information from LC regarding income verification, I will forward it. 2. I have no idea what the delinquency was. I wasn't aware of it. 3. $140000 4. Mortgage, 2nd loan...total payment is $2200/month. I pay a little extra to it and I'm not sure what the total monthly payment is on the 2nd. It's under $400/month. About $800 in cc debt. No other debts...no car loan, student loan, etc. 5. Debt decreasing. 6. Don't know what equity I have in my home. Too much market fluctuation. Retirement is a pension and 457 plan. I prefer not to give the amount, as I do not believe it is pertinent to the loan application. Should I have a financial collapse, there's plenty in there...17 years of bi-weekly investments. In addition, emergency fund which exceeds amount requested for loan. 7. Auto deduct from bank account. 8. I anticipate paying the loan off before the term ends.

Member Payment Dependent Notes Series 676667

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676667	$2,500	$2,500	10.37%	1.00%	February 17, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676667. Member loan 676667 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,042 / month
Current employer:	Edward Jones	Debt-to-income ratio:	19.66%
Length of employment:	3 years	Location:	Saint Louis, MO

Home town:
Current & past employers:	Edward Jones
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,560.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 676706

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676706	$24,000	$24,000	10.74%	1.00%	February 23, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676706. Member loan 676706 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	n/a	Debt-to-income ratio:	13.65%
Length of employment:	n/a	Location:	Fairlawn, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > Debt Consolidation for Credit Card Debt. Borrower added on 02/16/11 > Credit Card Debt / Loan Consolidation. Have set up a budget. Learning to live in a more frugal manner! Borrower added on 02/18/11 > I retired two years ago from teaching and didn't think about living under a new amount of $$. Need to get these credit cards cleared up and then put them in a drawer!! This loan will help. Borrower added on 02/18/11 > I also have a part time job teaching at a local university which brings in about $1500 per month over two semesters plus another small amount over the summer. Borrower added on 02/18/11 > Plus, I have a State Teachers Retirement pension that pays monthly and is a nice amount to live on. Just need to get rid of these ridiculous credit cards.

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1969	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,831.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide, for EACH debt you play to pay off with this loan, the Lender [e.g., BofA], the amount [e.g., $5,500], the rate [e.g., 8.99%] and the minimum payment [e.g., $75/mo] for that particular debt. Please be specific (i.e., provide each lender, each amount, each rate, each payment] rather than making general reference to "average" rate or "range" of rate. Also, if any are at substantially lower rates than this LC loan, please provide your financially sound reason [i.e., other than checking off fewer boxes in your montly bill-pay] for wanting to refi a lower rate with a higher rate loan. Thanks.	Type your answer here.All credit cards are Chase Bank. 1) Chase Freedom: min = $22. Rate = 22.99% pay-offf is $1000. 2) Chase Freedom: min = $12. Rate = 15.24% pay-off is $500. 3) Continental One Pass: min = 273. Rate = 9.24. paying $8528 of $13,654. 4) amazon.com: min = approx $300. Rate = 13.24%. pay-off is $14071. I just need to clear these out and use my retirement budget rather than the full-time working budget to live on. Change requires a bit of adjustment. I do not have investments.

Member Payment Dependent Notes Series 676849

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676849	$6,000	$6,000	10.74%	1.00%	February 23, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676849. Member loan 676849 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	domtar	Debt-to-income ratio:	5.02%
Length of employment:	10+ years	Location:	EASTLAKE, OH

Home town:
Current & past employers:	domtar
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/11 > This is a loan to help pay for payroll for my small business. I have a lot of work all at once and I need more cash flow at this time. Borrower added on 02/18/11 > I have a lot of work with my business. 30k in sales over feb and march with estimated 9000 profit. This loan is to help with payroll for the next two months. I plan to repay quickly. Borrower added on 02/22/11 > Since applying for this loan, my sales for march have grown by 15,000 dollars. Again, this loan is to help with cash flow for payroll. I own a painting company that doubled in sales in each of last 3 years. It is looking even better this year. Thank you for your support.

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	15
Revolving Credit Balance:	$9,674.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please comment on your delinquency 15 months ago? Thank you.	I am not sure what the delinquency was exactly, but at that time my wife and I were dealing with a lot of medical bills due to the birth of a child. The medical bills have been paid in full as of 3 months ago. I hope that i have answered your question well enough.

Member Payment Dependent Notes Series 676867

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676867	$15,000	$15,000	10.00%	1.00%	February 23, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676867. Member loan 676867 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,010 / month
Current employer:	n/a	Debt-to-income ratio:	3.81%
Length of employment:	n/a	Location:	Manassas, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1972	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,869.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Also, I noticed that you did not give a place of employment. So are you retired or self-employed? Thanks, Ron	Hi Ron 55: This is the fourth time for me to answer all of your same question over and over. I do not have a full time job right now. My old employer, National Cooperative Bank did offered me "early retirement package" whom I did worked there for 26 years. My last day at work was on Nov 2, 2007. During that time ( past 3 years ) I have b een looking for full time job but no luck at all. I have been working very hard since last year reducing my credit card debts down to Chase Bnk ( Amazon Visa ), my wife's Discover card and her other card with Amway. I do hope that I do answer all of your question this time. Very Truly Yours, Peter Brawley

Member Payment Dependent Notes Series 676941

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676941	$10,000	$10,000	10.74%	1.00%	February 22, 2011	March 2, 2016	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676941. Member loan 676941 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Rite Aid Corporation	Debt-to-income ratio:	10.40%
Length of employment:	9 years	Location:	Mays Landing, NJ

Home town:
Current & past employers:	Rite Aid Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > Looking to consolidate/refinance credit card debt. I have slightly over $10K in CC debt, and would like to knock it out all at once and pay a much lower rate over a fixed period. I have NEVER been late on any credit card or loan payment in my life.

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$918.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
can you detail your credit card debt: who you owe / APR / monthly payment. Thanks. Pepe	Citibank: <$6500 after this months payment, currently at a promo rate of 5.99% which expires April/May when it will revert to the current rate most certainly at least 19.99% Chase: <$5400 after this months payment clears. Also at a promo rate which expires late spring. I allocate $350/month for these bills. Sorry I can't be more specific about the standard rates, I'm away from home for the evening and only have my smartphone with me; however, I wanted to provide an answer.
Your revolving credit balance shows around $1K. Is your credit card debt recent, and if so, what motivated it? Thanks	That is incorrect. I've had these cards for some time. I reorganized some debt last year in the early spring (moved balances to promo rates for 12 months, paid off $5000+ of debt with my bonus from work). The last time anything was added to the cards was around four months ago, I had my cat dart out the patio door at night, blindly jump off the deck, and break a leg. Earlier I mistyped my Chase balance, it is less than $4400, not $5400 (it's difficult to type on a those virtual keyboards on cellphones with fat thumbs like mine). However, I'm glad to include the clipped information below. ----- Copied from my Mint Account ----- ???$6,399.16Citibank Credit 1 hour ago CREDIT CARD (CITI) ???$4,308.67Chase Bank 17 hours ago CREDIT CARD (CHASE) I assumed that I may have to pay them again next month, which will leave me with somewhere slightly over $10k. I will most likely leave $150 on each and set them to auto-debit from my bank account to keep the accounts active. David.K
What is your position at Rite Aid? What other major monthly bills do you have? rent, car loan, student loan, med bills, etc.?	Store Manager, 9 years, no student loan payments due, rent $525/month, car lease <$260/month, no outstanding medical bills due, mobile phone bill $175/month (3 phones, one for myself, partner, and mother). *That is the list of bills I pay, minus credit cards, which this loan is intended to replace.

Member Payment Dependent Notes Series 676986

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676986	$4,800	$4,800	10.37%	1.00%	February 22, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676986. Member loan 676986 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	n/a	Debt-to-income ratio:	10.12%
Length of employment:	n/a	Location:	Bellflower, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/19/11 > Thank you for assisting me in this matter.

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,849.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. Please list your source of income for repayment. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	bank of america credit card - bal $1,441.18, minimum payments $49.00 @ 29.99% interest rate; chase credit card - bal $1,361.10, minimum payments of $47.00 @ 29.99% and am ex (gold card) - current balance due $740.00. I have been paying about $100 per mo for b/a and chase. If I consolidate all credit card payments and pay off, the three payments cover lending club's mo payment. I am on social security disability $2,600.00 per mo; and have iindependent jewelry business, which has taken a recent financial hit but am recovering slowly. No car payment only rent & utilities. Thanks for your help.
I applaud your interest in reducing your payments and becoming more financially secure. Your monthly income is $2,600 per month. Could you please list your expenses like rent, utilities, etc to determine your disposable income ie. how much money you have to spend freely per month.	Rent $1350; utilities (elec. gas, phone) $250 approx. gas and electric vary but usually average $50 per month total. I have approximately $1,000 in disposable income. I spend about $300 for gas and food.

Member Payment Dependent Notes Series 677014

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677014	$6,000	$6,000	12.68%	1.00%	February 23, 2011	March 2, 2016	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677014. Member loan 677014 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Sensei Med Spa	Debt-to-income ratio:	0.00%
Length of employment:	4 years	Location:	Amarillo, TX

Home town:
Current & past employers:	Sensei Med Spa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > This is for the purchase of livetock to resale to a client and look forward to doing more business in future. Borrower added on 02/16/11 > The livestock are miniature cattle that are in very high demand in our area.The cattle that will be purchased are being bought way under the market value as researched.

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes.$0. $124,000.00
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I own my home free and clear and it is in my madien name. Its value is approx.$124,0000.00
DO you have any other loans (personal,car...) ? If you have spousal income please specify approx ? What is your monthly budget (including family)? Please itemize Van you verify income on lending club ?	Our vechicles are paid for and our income to debt ratio is 4to1. We have made it a habit to pay for things in cash or do with out. We had a business opportunity to purchase a group of livestock for a tremendous savings based on market value and is the reason we've sought out Lenders who were not wanting us to tie up all our collateral.

Member Payment Dependent Notes Series 677049

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677049	$2,400	$2,400	10.37%	1.00%	February 18, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677049. Member loan 677049 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	University of Minnesota	Debt-to-income ratio:	9.54%
Length of employment:	1 year	Location:	Richfield, MN

Home town:
Current & past employers:	University of Minnesota
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,174.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 677087

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677087	$7,000	$7,000	16.77%	1.00%	February 22, 2011	March 2, 2016	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677087. Member loan 677087 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	enterprise rent a car	Debt-to-income ratio:	0.81%
Length of employment:	< 1 year	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	enterprise rent a car
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > My Fiancee and I are paying for our wedding ourselves and want it to be absolutely perfect! Borrower added on 02/16/11 > We have been saving for a few years to pay for the wedding and have come up with a pretty good amount but now we need the rest. Thank you! Borrower added on 02/16/11 > I currently work for Enterprise Rent-a-Car as an assistant manager at the Los Angeles International Airport. I am working my way up through the company quickly and am enjoying it. My Fiancee works as an office manager for an optometrist who does contact lenses for movies and productions. We both are really excited for our wedding at the Hotel Del Coronado in San Diego. We plan to use the funds to pay for the venue and catering plus vendors.

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,289.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was your start date with Enterprise?	July 2010

Member Payment Dependent Notes Series 677108

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677108	$5,000	$5,000	13.43%	1.00%	February 22, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677108. Member loan 677108 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Morries Brooklyn Park Subaru	Debt-to-income ratio:	23.45%
Length of employment:	6 years	Location:	Brooklyn Park, MN

Home town:
Current & past employers:	Morries Brooklyn Park Subaru
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > I am seeking this loan to pay my taxes for the year 2010

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,798.00	Public Records On File:	1
Revolving Line Utilization:	88.70%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the ID # of your current/prior LC Loan. I would like to figure out how much I already invested with you.	Type your answer here. Lending Club has informed me I can not list personally identifiable information in my response to questions.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. $165,000.00. $170,000.00

Member Payment Dependent Notes Series 677115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677115	$4,000	$4,000	13.80%	1.00%	February 22, 2011	March 3, 2014	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677115. Member loan 677115 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	12.69%
Length of employment:	3 years	Location:	Reisterstown, MD

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,841.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 677131

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677131	$6,000	$6,000	13.80%	1.00%	February 23, 2011	March 4, 2014	March 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677131. Member loan 677131 was requested on February 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,083 / month
Current employer:	JPMorgan Chase	Debt-to-income ratio:	20.76%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	JPMorgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/11 > Debt consolidation

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,512.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 677134

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677134	$13,000	$13,000	14.17%	1.00%	February 22, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677134. Member loan 677134 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Rho Inc	Debt-to-income ratio:	15.18%
Length of employment:	6 years	Location:	HILLSBOROUGH, NC

Home town:
Current & past employers:	Rho Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,243.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Rho Inc and what do you do there?	Rho Inc. is a CRO (contract research organization) that provides a variety of services for commercial and federal clinical trials. I am currently a research data manager at Rho. As a data manager it is my responsibility to ensure that the data collected by the research hospitals is correct, complete, and consistent.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. The total balance of my mortgage is $79,185.44 and I do not have any a HELOC on my home. 2. Using zillow.com, it says the current market value of my home is $91,000. Please let me know if you have any other questions.
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? Thanks.	Credit Card 1 Total: $4,559.72, 18%, $110/month Credit Card 2 Total: $3,242.20, 15%, $75/month Credit Card 3 Total: $5,479.35, current rate is 0% but the promotional rate is ending and will become 18%, currently $150/month I will be paying off all three credit cards with this loan. There is a difference of about $280, of which I will be paying to one of the credit cards this month to make up the difference. So in short, the purpose of this loan is to consolidate all of my credit card debt into one payment AND to be debt free in three years. I slowly accumulated this debt over six years from buying different items on credit rather than using cash or setting up a payment plan with the company from which I bought the items (i.e. furniture, computer, emergency car repairs). I also only paid the minimum each month, rather than thinking about how much I needed to pay in order to pay down or pay off the debt. To avoid accruing more debt, I have decided to say good bye to my credit cards. I have also changed my spending habits to ???save first then buy???, rather than ???buy first and pay later?????? I hate to think about how much I???ve actually paid for items I bought on my credit card. If I need to make a large purchase, I will definitely apply for a loan rather than using a credit card. Please let me know if you have any other questions. Thanks, Gina
Your monthly payment will be a little higher with this loan than your current total minimum payments. You're definitely making the right decision to refinance to a lower rate, since this will save you a lot of unnecessary interest over the long run, but in the short run will you be able to make the adjustment to pay more toward your debt each month? How much income do you have left each month after accounting for expenses?	That is exactly why I am so excited about this loan...for about $110 more each month I can have this debt gone in three years. I've already cut back on some extraneous expenses. I???ve gone back to basic cable (saving $60/month), let my gym membership expire this month ($44/month), and cut back on my cell phone plan (saving $30/month) After accounting for expenses (mortgage, car payment and insurance, gas, all other bills including current cc payments), I have about $2,300 left for the month, some of which goes into a savings account, the rest I use for food, clothes, adventures, and daily life.
Contact LC and get your income verified. Stay on them until it's done. This will enhance your chances of getting the loan fully funded.	Ok, thanks for the advice!

Member Payment Dependent Notes Series 677405

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677405	$3,500	$3,500	5.79%	1.00%	February 22, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677405. Member loan 677405 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,925 / month
Current employer:	Lowell, Blake & Associates	Debt-to-income ratio:	2.29%
Length of employment:	1 year	Location:	Newton, MA

Home town:
Current & past employers:	Lowell, Blake & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > Just a couple of quick notes for you, the investor. I have 100% confidence in my job security and will most likely receive a raise within 9 months to the tune of $3k addl' / year. My rent is very affordable and my expenses are easily kept under control. The $3,500 will bring my credit card debt to zero. I really appreciate your interest. Sincerely, Eric.

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,225.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 677563

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677563	$5,000	$5,000	13.80%	1.00%	February 22, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677563. Member loan 677563 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,600 / month
Current employer:	Steelscape	Debt-to-income ratio:	14.18%
Length of employment:	10+ years	Location:	Longview, WA

Home town:
Current & past employers:	Steelscape
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	22
Revolving Credit Balance:	$6,133.00	Public Records On File:	1
Revolving Line Utilization:	60.10%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Steelscape and what do you do there? For what will the loan proceeds be used?	Steelscape is a flat sheet metal coating mill, you can see more of the company I work for at steelscape.com I work on the paintline at Steelscape where I operate machinery that applies paint to the metal we sell for many different applications such as siding and roofing. I am in the process of having an addition added on to my home and would like to have a hardwood floor added to it.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage is 104,000 and the appraisal came in a couple weeks ago at 160,000
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? Is the public record from 8 years ago a bankruptcy? Longview is a nice community. Have been there many times.	Yes I do have a spouse that also works for Steelscape, our combined take home income is around 5500 a month and yes the public record from eight years ago is a bankruptcy.

Member Payment Dependent Notes Series 677567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677567	$8,900	$8,900	10.00%	1.00%	February 23, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677567. Member loan 677567 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,700 / month
Current employer:	Citrus Health and Rehab	Debt-to-income ratio:	2.28%
Length of employment:	3 years	Location:	Inverness, FL

Home town:
Current & past employers:	Citrus Health and Rehab
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	65
Revolving Credit Balance:	$6,019.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 677690

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677690	$2,000	$2,000	7.66%	1.00%	February 22, 2011	March 3, 2014	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677690. Member loan 677690 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Jumping Fences, Inc	Debt-to-income ratio:	2.19%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Jumping Fences, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,503.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 677760

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677760	$4,000	$4,000	10.00%	1.00%	February 22, 2011	March 3, 2014	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677760. Member loan 677760 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	BBVA Compass	Debt-to-income ratio:	20.32%
Length of employment:	5 years	Location:	Austin, TX

Home town:
Current & past employers:	BBVA Compass
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/11 > This is to pay off the 30% rate on my Citi Card. Borrower added on 02/18/11 > I have been employeed for the same company as a Systems Analyst for almost six years now. I've also never left a Bill/Loan unpaid as evident by my credit history. Over the past 2 years I have reduced my credit debt substantially and am continuing to do so. Nothing would make me happier than to pay off Citi and summarily close the account.

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,790.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 677901

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677901	$13,000	$13,000	11.11%	1.00%	February 23, 2011	March 3, 2016	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677901. Member loan 677901 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Securitas Security Services	Debt-to-income ratio:	7.91%
Length of employment:	8 years	Location:	Brooklyn Center, MN

Home town:
Current & past employers:	Securitas Security Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/11 > debt consolidation, I have good credit and pay ontime with auto withdrawal, I budget my money, save and my mother lives with me and pays her share of expenses, I have a stable job with Securitas and have been with them 8 years Borrower added on 02/18/11 > my debt consolidation is for payoff on Lending Club loan. Pay off on my bank atm credit and for a home repair. I have no other loans except a mortgage. This loan is so I will have just one payment.

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is your prior lending club loan number? what is the amount for the home repair?	Type your answer here. 533430 $4,000.00
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	Type your answer here. 1. net household $3,368.00 2. Mortgage-$450.00 Utilities-$193.00 Phone,cable,internet-$115.00 cell-$23.00 House ins-$73.00 Car ins-$50.00 Groc-$300.00 ATM credit-$86.00 Lendingclub-$188.00 Gas-$140.00 Misc-$200.00 No children 3. Lending Club $6,000.00/ 3year/7.88% pay off $4,600.00 Bremer atm $2,035.00/ 18.00% Home repair around $4,000.00 I am sole wage earner, my mom brings in social security and pension I am sole home owner. Bremer ATM credit
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, if you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	I have no credit card balances I am going to pay off my Lending club balance, pay off is about $4,600/188 month, my Bank atm credit $2,035/86 month and I have home repair that will cost about $4,000. I own my home,only one mortgage of $69,015.89 5.375% $450.00 monthly payment Market value 141,000. My net is 1,400.00 a month plus $340 monthly pension, my mom gets $628 per month and shares all expenses. The mortgage and Bremer and Lending club are my major expenses of which Bremer and Lending club I want to pay off with this loan. My monthly expenses are: cell-$23 house ins-$73 Car ins-$50 elec-$76 house gas-$66 waste-$23 water-$28 cable/internet/phone-$115 car gas-$140 misc-$200 groc-$300
I'm not understanding your total net income of $3,368. You detail "My net is 1,400.00 a month plus $340 monthly pension, my mom gets $628 per month". That does not equal $3,368. ALso, you state the current LC loaan is 7.88%. Why roll it into a load at 11%?	Type your answer here. From my job I bring home 1,400.00 a month clear. My pension is 340.00 a month clear. My mom lives with me and she receives 628.00 a month clear with social security and her pension. The reason I wanted the loan was to combine payments into one payment and pay for a home improvement. And to keep the payment amount down I choose a 5 year loan which is hire interest.
Hello, I'm interested in funding your loan, but I have some brief questions. 1/ How much do you have in terms of liquid savings/investments? 2/ Are you going to be the sole person paying for this loan, or will someone else be helping you pay it? If someone else will be helping you, is that person also in debt? 3/ Since you chose to get a 5 year loan, how long do you expect to take to pay off the loan? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? 4/ Finally, I have to admit, I'm confused as to why you're consolidating your existing LendingClub debt into this loan, given that your existing loan is at a lower interest rate. Wouldn't it make more sense to just get a smaller loan for your ATM credit (as well as your home improvement)? I'm especially curious since this loan won't even pay off all of your previous LendingClub loan. Thank you again for your help, and I look forward to funding your loan.	I have$7,000.00 in savings. I will be the actual sole payer. 5 year pay off. This loan will payoff my existing LC loan. My pay off is 4,500.00, my atm is 2,035.00, my home improvement is around 4,000.00. I know the LC loan is a lower interest but I wanted to keep just one monthly payment for everything instead of 3 payments.
Borrower, you are better served by keeping your existing Lending Club loan at 7.88% and getting a new one for $13000 - $4600 = $8400. If you apply for a lower amount at Lending Club, you will probably get a lower interest rate on it. Your new loan will only cover Bremer and Home Repair	If I do that then I am making 2 monthly payments one of $188.00 a month and then there would be another payment of about the same. This makes a 376.00 a month of payments. I would prefer a 288.00 payment, that is why I want to pay off LC loan.

Member Payment Dependent Notes Series 677988

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677988	$2,600	$2,600	16.77%	1.00%	February 22, 2011	March 3, 2014	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677988. Member loan 677988 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	The Irvine Company	Debt-to-income ratio:	14.18%
Length of employment:	1 year	Location:	Orange, CA

Home town:
Current & past employers:	The Irvine Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/11 > Funding this loan would mean so much. Since my rent is so low, I can afford to make the payments but because of the interest it will take forever to pay this off. I never miss a payment and even plan to pay this off by the end of this year. Because of this nightmare, it is burdening me from enrolling back in school or saving any money. This is the only avenue I have left. Please help!

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,481.00	Public Records On File:	0
Revolving Line Utilization:	99.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 678299

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678299	$7,500	$7,500	13.43%	1.00%	February 23, 2011	March 3, 2014	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678299. Member loan 678299 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,400 / month
Current employer:	D&D Welding Inc.	Debt-to-income ratio:	13.75%
Length of employment:	7 years	Location:	Acton, CA

Home town:
Current & past employers:	D&D Welding Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,776.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? (6) Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (7) Can you verify your income with lending club? I want to fund your loan but verifying your income is important. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	I am an Exec. Admin Asst./Office Manager. I have been here 7 years. Spouse is not included in income.I intend to have loan paid off within 3 years.. Will make extra payments to try and get it down to 2years.. In fact can you tell me the amount of payment with a 24 month payoff. Question 4 a little confusing.. I need you to clarify a bit more. Rent at this time. Yes employment can be verifed but either pay stub or employment verification form .
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Capital One:993., Sams Club: 760.00, Dillards 460.00, Lens Crafters: 300.00, Care Credit 1000.00, JCPenny: 222.00, Victoria Secret 161.00, Lawyer 795.00. Intrest Rates are between 17 - 23% Minimum payments are from 15-50 dollars a month. Lawyer is 265.00 a month with 3 more payments due.
Any additional household income not listed above?	No

Member Payment Dependent Notes Series 678531

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678531	$6,000	$6,000	9.63%	1.00%	February 23, 2011	March 3, 2014	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678531. Member loan 678531 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,958 / month
Current employer:	Wilson Elser Moskowitz Edelman & Dicker	Debt-to-income ratio:	9.55%
Length of employment:	3 years	Location:	Freeport, NY

Home town:
Current & past employers:	Wilson Elser Moskowitz Edelman & Dicker
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	52
Revolving Credit Balance:	$4,378.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 678592

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678592	$7,000	$7,000	10.37%	1.00%	February 23, 2011	March 3, 2016	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678592. Member loan 678592 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	kelco laundry	Debt-to-income ratio:	11.77%
Length of employment:	10+ years	Location:	LAKE ELSINORE, CA

Home town:
Current & past employers:	kelco laundry
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/19/11 > Just trying to reduce the high interest rates i currently have.

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,821.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	hello. i perfer not to go into grave detail, however here is some information that your requested. 1st card 'carecredit' balance=1600 APR is 26.99 2nd card capital one balance=3000 APR 17.91 3rd card zales balance=1100 APR is 24.99 4th card discover balance=775 APR is 24.99 min payments 1st=$55 2nd=$74 3rd=33 4th=$30 I have no problems making the monthly payments, but if there is a way i can save money on interest i will do what i can. Hope this helps.

Member Payment Dependent Notes Series 678614

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678614	$3,000	$3,000	15.28%	1.00%	February 23, 2011	March 3, 2016	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678614. Member loan 678614 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,700 / month
Current employer:	USAF	Debt-to-income ratio:	20.51%
Length of employment:	5 years	Location:	Wyoming, DE

Home town:
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,941.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 678700

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678700	$5,000	$5,000	6.92%	1.00%	February 23, 2011	March 4, 2014	March 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678700. Member loan 678700 was requested on February 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Inertia Dynamics	Debt-to-income ratio:	11.50%
Length of employment:	10+ years	Location:	Winsted, CT

Home town:
Current & past employers:	Inertia Dynamics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,150.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? Thank you.	Timeshare that has ruined our lives with lies. We are well aware of mistakes made and we do not want to lose our home, this is a fight to get ourselves back on the right path. We are focused and seeking help from everyone and at the same time we are helping others to do the same thing. This is the time to live within your means.

Member Payment Dependent Notes Series 678898

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678898	$15,000	$15,000	16.40%	1.00%	February 23, 2011	March 4, 2014	March 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678898. Member loan 678898 was requested on February 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,248 / month
Current employer:	PHS	Debt-to-income ratio:	23.80%
Length of employment:	6 years	Location:	Boston, MA

Home town:
Current & past employers:	PHS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/11 > Recent MBA (currently working in healthcare at same firm for 6+ years) looking to consolidate credit card debt.

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	29	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	79
Revolving Credit Balance:	$14,275.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is employer PHS? and What is your position? (BRIEF job description) (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 461 are. When listing expires, if loan 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept an 80, 90 pct ($12K - $14K) fixed interest, term limited, partial loan and pay off the much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. A partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello, thank you. Pls find answers to your inquiry: 1>Partners HealthCare System, Project Manager 2>No, income reported is my own 3>Anticipate 18-24 months for repayment, possibly less 4>Partially funded loan would be acceptable.
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) What is the balance of the mortgage loan and any HELOC/2nd you owe on your home? 4) What is the current market value of your home? (use zillow.com if unsure) 5) How long do you actually intend to keep this loan? Thank you.	Hello, pls find answers to your inquiry: 1>CC1 8765 358 23.24% CC2 1359 25 24.24% CC3 557 25 24.50% CC4 1943 77 26.99% CC5 2452 84 29.99% 2>Pay them off. Not in best interest to cancel. 3>None 4>$300K 5>Anticipate 18-24 months, possibly less
HI, 1) What do you do for PHS? 2) How much do you owe on your home? Mortgage HELOC 3) How much is your home CURRENTLY worth? Please use zillow.com for a free estimate. 4) Since this is a debt consolidation loan, please list your debt, interest rate, and the amount you pay every month. For example CC1 $2000 balance, 23.9% APR, $200/month. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Hello, pls find answers to your inquiry: 1>Project Manager 2>None 3>$300K 4>CC1 8765 358 23.24% CC2 1359 25 24.24% CC3 557 25 24.50% CC4 1943 77 26.99% CC5 2452 84 29.99%
You have a DTI of 23.8%. What other debts are you servicing besides these credit cards?	Student Loans

Member Payment Dependent Notes Series 678900

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678900	$5,750	$5,750	12.68%	1.00%	February 23, 2011	March 4, 2014	March 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678900. Member loan 678900 was requested on February 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,248 / month
Current employer:	n/a	Debt-to-income ratio:	4.00%
Length of employment:	n/a	Location:	Valdosta, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/11 > This loan will enable me to pay off high interest credit cards used for payment of lots of dental work once and forever!!! Thanks lending club members.

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1974	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	50
Revolving Credit Balance:	$2,944.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What caused the delinquency 50 months ago?	This was a charge from a Doctors Office that I had to go to away from my Home in another State and I never got a bill from them and assummed the Insurance Company paid them. Next thing I knew it was turned over to a collection company which did reach me and I paid it immediately. I contested the manner in which it was handled, but to no avail. Guess there is a first time for everything.

Member Payment Dependent Notes Series 679025

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
679025	$4,000	$4,000	10.74%	1.00%	February 23, 2011	March 4, 2016	March 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 679025. Member loan 679025 was requested on February 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	CONAGRA FOODS	Debt-to-income ratio:	23.71%
Length of employment:	10+ years	Location:	farmington, MN

Home town:
Current & past employers:	CONAGRA FOODS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/11 > I HAVE A SECURE JOB Borrower added on 02/18/11 > I HAVE EXCELLENT CREDIT

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,043.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 679090

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
679090	$2,400	$2,400	9.63%	1.00%	February 23, 2011	March 4, 2014	March 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 679090. Member loan 679090 was requested on February 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Civil Service/Robins Air Force Base	Debt-to-income ratio:	0.37%
Length of employment:	10+ years	Location:	Macon, GA

Home town:
Current & past employers:	Civil Service/Robins Air Force Base
Education:

This borrower member posted the following loan description, which has not been verified:

Hi, I am a homeowner and like most of you I have a things that need fixing around my house. I have a couple of minor roof leaks that need patching and carpets that needs a tweaking to get out the puckers. I recently replaced my water heater and my HVAC is probably going to be next but I thank the Good Lord for my 16 yr old home! If you can help me out, I would appreciate it. My 2010 Tax refund (whenever they decide to send it this year) won't cover it all. I would appreciate the help folks. Blessings to you all!

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	62
Revolving Credit Balance:	$1,114.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 679119

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
679119	$4,800	$4,800	10.74%	1.00%	February 23, 2011	March 4, 2016	March 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 679119. Member loan 679119 was requested on February 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	oakwood fire department	Debt-to-income ratio:	6.42%
Length of employment:	1 year	Location:	parma, OH

Home town:
Current & past employers:	oakwood fire department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/11 > debt consolidation

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,899.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 680061

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680061	$3,000	$3,000	13.80%	1.00%	February 23, 2011	March 5, 2014	March 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680061. Member loan 680061 was requested on February 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	Alameda County	Debt-to-income ratio:	12.39%
Length of employment:	3 years	Location:	Oakland, CA

Home town:
Current & past employers:	Alameda County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/21/11 > The loan will be used to pay off three high interest credit accounts.

A credit bureau reported the following information about this borrower member on February 19, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,085.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was the delonquency? Tell us about your job.	I work for Alameda County as an eligibility clerk. I have been with the county since 2008 but prior to that I worked in retail mangement for 10 years. I am a college graduate and have maintained full time employment consistently. I believe the delinquency is from one of credit accounts in question. I had a lot of debt a few years ago including a $500/month car note (which I have since paid off). I had to sometimes juggle bills to make ends meet and which meant that I would pay my credit cards bills late. This is why I am trying to pay off these last couple of credit accounts I want to own a home soon.

Member Payment Dependent Notes Series 680433

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680433	$2,500	$2,500	6.92%	1.00%	February 23, 2011	March 6, 2014	March 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680433. Member loan 680433 was requested on February 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,631 / month
Current employer:	HARPER ELECTRI CONSTRUCTION	Debt-to-income ratio:	8.21%
Length of employment:	6 years	Location:	RED LEVEL, AL

Home town:
Current & past employers:	HARPER ELECTRI CONSTRUCTION
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/20/11 > 1992 Chevrolet Lumina with 62,060 miles. Great condition!

A credit bureau reported the following information about this borrower member on February 20, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,927.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for HARPER ELECTRI CONSTRUCTION?	I am the Office Manager, Ass't Corporate Secretary, & in-house accountant. I estimate the bids for our work, do the billings, taxes, contracts, A/P and many other things.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I live with my boyfriend. He pay the mortgage on the trailer at $343 a month. NO HELOC, I've lived there for 2 years.

Member Payment Dependent Notes Series 680444

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680444	$3,500	$3,500	11.11%	1.00%	February 23, 2011	March 6, 2014	March 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680444. Member loan 680444 was requested on February 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,240 / month
Current employer:	Pepsi Bottling Company	Debt-to-income ratio:	21.55%
Length of employment:	3 years	Location:	wayne, PA

Home town:
Current & past employers:	Pepsi Bottling Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	36
Revolving Credit Balance:	$1,621.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Pepsi Bottling Company?	I'm a diesel technician.

Member Payment Dependent Notes Series 681716

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
681716	$1,500	$1,500	5.79%	1.00%	February 23, 2011	March 7, 2014	March 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 681716. Member loan 681716 was requested on February 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	UBS	Debt-to-income ratio:	9.03%
Length of employment:	10+ years	Location:	bronx, NY

Home town:
Current & past employers:	UBS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 21, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,179.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Prospectus Supplement (Sales Report) No. 7 dated February 23, 2011